UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06443

Name of Fund: BlackRock Income Opportunity Trust, Inc. (BNA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Opportunity Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2014	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Income Trust, Inc. (“BKT”) approved the reorganizations of BKT and BNA with and into the Trust, with the Trust continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the shareholders of the Trust and BNA approved the reorganization of BNA with and into the Trust, which is expected to be completed in late 2014. The reorganization of BKT with and into the Trust was not approved by BKT shareholders. Consequently, the reorganization of BKT with and into the Trust will not be completed.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2014, the Trust returned 16.78% based on market price and 16.09% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 13.73% based on market price and 11.63% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	In a generally positive environment for fixed income markets, spread sectors, including investment grade credit and securitized debt, performed well given strong market fundamentals as well as net negative supply, particularly in corporate credit securities. The largest contributors to the Trust’s performance were positions in corporate credit, specifically high yield, as well as capital securities and investment grade industrials. The Trust also benefited from exposure to US Treasuries and commercial mortgage-backed securities (“CMBS”), non-US dollar positions, sovereign-related debt and agency mortgage-backed securities (“MBS”) 30-year pass-throughs.
•	Based on the view that short-term rates would remain low, the Trust maintained a high level of leverage to augment income generation throughout the period.

Describe recent portfolio activity.

•	The Trust’s allocations remained consistent throughout the 12-month period, with its largest position in investment grade corporate credit, followed by allocations to high yield corporate credit and securitized credits, including CMBS and asset-backed securities (“ABS”).

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure to non-government spread sectors including investment grade credit, high yield credit, CMBS, ABS and non-agency residential MBS. The Trust also held exposure to government-related sectors including US Treasury securities, agency debt and agency MBS. The Trust ended the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($13.64)[1]	6.64%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of August 31, 2014[3]	29%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.64	$12.50	9.12%	$14.00	$12.27
Net Asset Value	$15.24	$14.05	8.47%	$15.24	$13.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Corporate Bonds	56%	58%
Non-Agency Mortgage-Backed Securities	10	11
U.S. Treasury Obligations	10	8
U.S. Government Sponsored Agency Securities	9	10
Preferred Securities	8	5
Asset-Backed Securities	4	5
Municipal Bonds	2	2
Foreign Agency Obligations	1	1

Credit Quality Allocation[4]	8/31/14	8/31/13
AAA/Aaa[5]	24%	14%
AA/Aa	7	15
A	18	21
BBB/Baa	28	23
BB/Ba	13	12
B	7	13
CCC/Caa	1	1
N/R	2	1
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2014	5

Trust Summary as of August 31, 2014	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2014, the Trust returned 15.58% based on market price and 16.21% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 15.47% based on market price and 14.60% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from its allocation to the equity of select high yield companies, which we prefer to higher beta CCC-rated bonds in this environment. In particular, equity positions in General Motors Co., Ally Financial, Inc., The Goodyear Tire & Rubber Co., American International Group, Inc. and American Capital Ltd. were notable contributors. Also adding to performance was issuer selection within high yield bonds and bank loans, with strong returns from Caesars Entertainment Resort Properties, LLC, TXU Corp., HD Supply, Inc. and Amaya Gaming.
•	The Trust’s limited exposure to bonds in the BB-rated quality range was a disadvantage as these bonds outperformed B-rated bonds, in which the Trust held a large allocation. The Trust’s exposure to bank loans detracted from results as the asset class underperformed high yield bonds during the period.

Describe recent portfolio activity.

•	After five years of a favorable high yield market, pricing differentials between sectors have compressed. In this environment, the Trust’s investment decisions were focused on bottom-up security selection over top-down sector allocation, The Trust held a broader than normal portfolio, allocated across roughly 500 issuers (versus the typical 250 to 300), although 25 names represented about one-third of portfolio exposure. The Trust maintained a low exposure to BB-rated bonds given their low coupons and greater sensitivity to rising interest rates, while maintaining non-benchmark exposure to bank loans and the equity of select high yield companies.

Describe portfolio positioning at period end.

•	At period end, the Trust held 75% of its total portfolio in corporate bonds, 12% in floating rate loan interests (bank loans) and 8% in common stocks, with the remainder invested in preferred stocks and other interests.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Corporate High Yield Fund, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($12.07)[1]	7.51%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of August 31, 2014[3]	30%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$12.07	$11.37	6.16%	$12.65	$11.34
Net Asset Value	$13.47	$12.62	6.74%	$13.55	$12.62

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Corporate Bonds	75%	76%
Floating Rate Loan Interests	12	14
Common Stocks	9	7
Preferred Securities	3	2
Asset-Backed Securities	1	1

Credit Quality Allocation[4]	8/31/14		8/31/13[5]
AA/Aa	—	[6]	—
A	—	[6]	—	[6]
BBB/Baa	4%		4%
BB/Ba	33		28
B	38		46
CCC/Caa	13		10
N/R	12		12
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	Information has been revised to conform to current year presentation.
[6]	Representing less than 0.5% of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2014	7

Trust Summary as of August 31, 2014	BlackRock Income Opportunity Trust, Inc.

Trust Overview

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Core Bond Trust (“BHK”) and BlackRock Income Trust, Inc. (“BKT”) approved the reorganizations of the Trust and BKT with and into BHK, with BHK continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the shareholders of the Trust and BHK approved the reorganization of the Trust with and into BHK, which is expected to be completed in late 2014. The reorganization of BKT with and into BHK was not approved by BKT shareholders. Consequently, the reorganization of BKT with and into BHK will not be completed.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2014, the Trust returned 17.73% based on market price and 16.46% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 13.73% based on market price and 11.63% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust benefited from the generally positive market environment, with positions in investment grade corporate credit and high yield being the largest contributors to returns. The Trust’s allocations to U.S. Treasuries and agency mortgage-backed securities (“MBS”) also contributed positively as the 10-year Treasury rate unexpectedly rallied lower during the period. (Bond prices rise when rates fall.) Exposure to securitized assets, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) also had a positive impact on performance.

•	As most fixed income sectors performed well during the period, the only detractor from the Trust’s performance was the cost of derivatives used to manage the Trust’s duration (sensitivity to interest rate movements).

Describe recent portfolio activity.

•	The Trust’s allocations remained consistent throughout the 12-month period, with its largest position in investment grade and high yield corporate credit, followed by allocations to securitized credits, specifically, ABS and CMBS.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure to non-government spread sectors including investment grade credit, high yield credit, CMBS, ABS and non-agency residential MBS. The Trust also held exposure to government-related sectors including U.S. Treasury securities, agency debt and agency MBS. The Trust ended the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
8	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Income Opportunity Trust, Inc.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($10.59)[1]	6.74%
Current Monthly Distribution per Common Share[2]	$0.0595
Current Annualized Distribution per Common Share[2]	$0.7140
Economic Leverage as of August 31, 2014[3]	29%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$10.59	$9.64	9.85%	$10.86	$9.54
Net Asset Value	$11.91	$10.96	8.67%	$11.92	$10.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Corporate Bonds	55%	58%
Non-Agency Mortgage-Backed Securities	11	11
U.S. Treasury Obligations	9	7
U.S. Government Sponsored Agency Securities	9	10
Preferred Securities	9	6
Asset-Backed Securities	4	5
Municipal Bonds	2	2
Foreign Agency Obligations	1	1

Credit Quality Allocation[4]	8/31/14	8/31/13
AAA/Aaa[5]	26%	24%
AA/Aa	5	4
A	20	21
BBB/Baa	22	24
BB/Ba	15	13
B	8	12
CCC/Caa	1	1
N/R	3	1
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2014	9

Trust Summary as of August 31, 2014	BlackRock Income Trust, Inc.
Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Core Bond Trust (“BHK”) approved the reorganizations of the Trust and BNA with and into BHK, with BHK continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the reorganization of the Trust with and into BHK was not approved by BKT shareholders. Consequently, the reorganization of BKT with and into BHK will not be completed.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the 12-month period ended August 31, 2014, the Trust returned 7.12% based on market price and 6.05% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 16.32% based on market price and 13.06% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Positive contributions to returns came from the Trust’s exposure to securitized assets, specifically, agency collateralized mortgage obligations (“CMOs”) and agency mortgage derivatives (including interest-only and principal-only securities). The Trust continued to benefit from exposure to Alt-A (riskier than prime, but less risky than subprime) and prime non-agency residential mortgage-backed securities (“MBS”), as well as commercial mortgage-backed securities (“CMBS”) as spreads tightened through most of the period.
•	The Trust uses interest rate derivatives including futures, options, swaps and swaptions, mainly for the purpose of managing duration, convexity (the rate at which duration changes in response to interest rate movements) and yield curve positioning. During the period, the Trust held short positions on U.S. Treasuries in order to manage the duration profile of the portfolio. These positions were beneficial to the Trust’s performance during certain periods of rising interest rates. However, for the period as a whole, the Trust’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•	During the 12-month period, the Trust increased overall exposure to agency MBS, while reducing exposure to 30-year pass-through MBS in favor of agency CMO securities exhibiting attractive spreads, strong income and low convexity.

Describe portfolio positioning at period end.

•	As of period end, the Trust maintained exposure to high quality agency MBS with varying maturities and coupon rates. The Trust continued to favor agency CMOs, while holding low exposure to 15- and 30-year agency pass-through issues. The Trust continued to hold modest allocations in asset-backed securities (“ABS”), non-agency MBS and CMBS based on improving underlying fundamentals.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
10	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($6.42)[1]	6.54%
Current Monthly Distribution per Common Share[2]	$0.035
Current Annualized Distribution per Common Share[2]	$0.420
Economic Leverage as of August 31, 2014[3]	31%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$6.42	$6.40	0.31%	$6.72	$6.31
Net Asset Value	$7.27	$7.32	(0.68)%	$7.41	$7.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
U.S. Government Sponsored Agency Securities	97%	96%
Non-Agency Mortgage-Backed Securities	1	2
U.S. Treasury Obligations	1	1
Asset-Backed Securities	1	1

Credit Quality Allocation[4]	8/31/14	8/31/13
AAA/Aaa[5]	98%	100%
AA	1	—
NR	1	—
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2014	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s costs of leverage are significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 6.4%
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17	USD	400	$409,335
Apidos CDO XI, Series 2012-11A, Class D, 4.48%, 1/17/23 (a)(b)		600	599,980
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24 (a)(b)		750	716,947
Babson CLO Ltd., Series 2012-1X, Class B, 2.73%, 4/15/22 (b)		500	490,101
Benefit Street Partners CLO III, Ltd., Series 2013-IIIA, Class C, 3.48%, 1/20/26 (a)(b)		1,000	923,836
Brookside Mill CLO, Ltd., Series 2013-1A, Class C1, 2.93%, 4/17/25 (a)(b)		500	487,352
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		210	213,025
Class C, 2.20%, 10/16/17		125	127,555
Class D, 3.09%, 8/15/18		155	158,080
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,119,618
CIFC Funding 2014-IV, Ltd., Series 2014-4A, Class D, 3.64%, 10/17/26 (a)(b)(c)		2,000	1,852,000
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.39%, 8/14/24		750	743,850
Series 2013-IA, Class B, 3.04%, 4/16/25		500	489,156
Series 2013-IA, Class C, 3.83%, 4/16/25		500	477,036
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.31%, 1/25/37 (b)		860	809,636
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.03%, 10/15/26 (a)(b)		2,000	1,960,000
Ford Credit Floorplan Master Owner Trust, Series 2012-2:
Class B, 2.32%, 1/15/19		245	249,967
Class C, 2.86%, 1/15/19		105	108,453
Class D, 3.50%, 1/15/19		200	209,071
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)		1,625	1,592,500
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.83%, 4/15/25 (a)(b)		500	485,323
ING IM CLO Ltd., Series 2012-2A, Class C, 3.68%, 10/15/22 (a)(b)		750	750,197
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.34%, 8/23/27		525	517,032
Series 2008-3, Class A4, 1.88%, 11/25/24		615	645,157
Octagon Investment Partners XX Ltd., Series 2014-1A (a)(b):
Class C, 3.04%, 8/12/26		1,000	981,100
Class D, 3.89%, 8/12/26		1,000	959,900
OZLM Funding III, Ltd., Series 2013-3A, Class B, 3.33%, 1/22/25 (a)(b)		750	745,725
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26 (a)(b)		470	442,002
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		602	604,433
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		40	39,879
Series 2011-1, Class D, 4.01%, 2/15/17		940	964,887
Series 2012-1, Class B, 2.72%, 5/16/16		96	95,898
Series 2012-1, Class C, 3.78%, 11/15/17		325	332,363

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21 (b)	USD	109	$108,189
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		190	192,298
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.53%, 1/25/18 (b)		416	418,953
Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		615	642,133
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	361,818
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		250	244,638
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,019	1,014,172
Symphony CLO VII, Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)		750	723,920
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		1,180	1,231,459
			26,238,974
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		2,435	176,505
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)		4,974	341,984
			518,489
Total Asset-Backed Securities — 6.5%			26,757,463

Corporate Bonds
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		230	250,125
United Technologies Corp. (d):
4.88%, 5/01/15		1,125	1,158,807
6.13%, 7/15/38		700	911,721
			2,320,653
Airlines — 2.0%
American Airlines Pass-Through Trust, Series 2013-2:
Class A, 4.95%, 7/15/24		2,223	2,395,331
Class B, 5.60%, 1/15/22		488	506,206
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		421	448,375
Series 2012-3, Class C, 6.13%, 4/29/18		500	530,000
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		2,000	2,050,000
Series 2014-2, Class B, 4.63%, 3/03/24		1,375	1,375,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,084	1,143,747
			8,448,659
Auto Components — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		91	91,569
4.88%, 3/15/19		1,330	1,366,575
6.00%, 8/01/20		953	1,017,327
5.88%, 2/01/22		911	949,718
			3,425,189
Portfolio Abbreviations

ABS ADR ADS ARC AUD CAD CLO	Asset-Backed Security American Depositary Receipts American Depositary Shares Auction Rate Certificates Australian Dollar Canadian Dollar Collateralized Loan Obligation	CMO DIP EUR GBP GO LIBOR OIS	Collateralized Mortgage Obligation Debtor-In-Possession Euro British Pound General Obligation Bonds London Interbank Offered Rate Overnight Indexed Swap	OTC PIK Radian RB S&P USD	Over-the-Counter Payment-In-Kind Radian Guaranty, Inc. Revenue Bonds Standard and Poor’s U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Automobiles — 1.1%
Ford Motor Co., 4.75%, 1/15/43	USD	2,250	$2,355,037
General Motors Co., 6.25%, 10/02/43		1,253	1,469,142
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (a)		750	761,250
			4,585,429
Banks — 4.1%
Barclays Bank PLC, 7.63%, 11/21/22		1,750	1,965,469
CIT Group, Inc.:
5.50%, 2/15/19 (a)		398	429,343
5.38%, 5/15/20		1,650	1,786,125
Depfa ACS Bank, 5.13%, 3/16/37 (a)		3,775	4,515,768
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		1,400	1,442,000
HSBC Bank PLC, 3.10%, 5/24/16 (a)		700	728,813
HSBC Holdings PLC:
4.25%, 3/14/24		1,010	1,048,506
6.10%, 1/14/42		305	396,442
Rabobank Nederland:
3.88%, 2/08/22		1,390	1,487,167
3.95%, 11/09/22		1,500	1,542,769
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,447,846
			16,790,248
Building Products — 0.1%
Cemex SAB de CV, 5.88%, 3/25/19 (a)		200	209,500
Capital Markets — 3.6%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)		2,935	3,782,613
The Goldman Sachs Group, Inc. (d):
5.38%, 3/15/20		1,220	1,378,362
5.25%, 7/27/21		3,165	3,566,778
5.75%, 1/24/22		1,800	2,088,945
Morgan Stanley:
4.20%, 11/20/14		490	493,953
4.00%, 7/24/15		410	422,780
6.25%, 8/28/17 (d)		1,930	2,184,916
Murray Street Investment Trust I, 4.65%, 3/09/17 (e)		825	887,461
			14,805,808
Chemicals — 1.3%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (a)		151	164,590
Axiall Corp., 4.88%, 5/15/23		152	152,190
The Dow Chemical Co., 4.13%, 11/15/21		350	374,869
Huntsman International LLC, 4.88%, 11/15/20		298	303,960
Methanex Corp., 3.25%, 12/15/19		2,074	2,127,341
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		161	177,503
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,800	1,872,000
			5,172,453
Commercial Services & Supplies — 1.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		246	261,990
The ADT Corp., 4.88%, 7/15/42		539	458,150
Aviation Capital Group Corp. (a):
4.63%, 1/31/18		650	680,991
7.13%, 10/15/20		900	1,027,407
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		217	225,680
Mobile Mini, Inc., 7.88%, 12/01/20		320	345,600
United Rentals North America, Inc.:
5.75%, 7/15/18		194	204,185
7.38%, 5/15/20		385	419,650
7.63%, 4/15/22		452	507,370
			4,131,023

Corporate Bonds		Par (000)	Value
Communications Equipment — 1.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (f)	USD	4,330	$4,373,300
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		530	571,737
			4,945,037
Construction & Engineering — 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42		192	201,970
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		96	101,520
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	210,500
			513,990
Construction Materials — 1.0%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		446	467,185
HD Supply, Inc.:
8.13%, 4/15/19		1,815	1,978,350
7.50%, 7/15/20		1,544	1,659,800
Lafarge SA, 7.13%, 7/15/36		135	154,575
			4,259,910
Consumer Finance — 0.8%
Discover Financial Services, 3.85%, 11/21/22		250	256,017
Ford Motor Credit Co. LLC:
8.13%, 1/15/20		1,265	1,605,981
4.25%, 9/20/22		800	854,769
SLM Corp., 6.25%, 1/25/16		661	700,660
			3,417,427
Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		91	97,143
Sealed Air Corp. (a):
6.50%, 12/01/20		550	605,000
8.38%, 9/15/21		225	253,125
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		410	425,375
			1,380,643
Diversified Consumer Services — 0.1%
APX Group, Inc., 6.38%, 12/01/19		266	269,990
Diversified Financial Services — 8.2%
Aircastle Ltd., 6.25%, 12/01/19		708	766,410
Ally Financial, Inc.:
5.50%, 2/15/17		1,500	1,601,250
6.25%, 12/01/17		160	176,200
8.00%, 3/15/20		560	680,400
8.00%, 11/01/31		300	388,125
Bank of America Corp. (d):
5.63%, 7/01/20		1,100	1,260,607
3.30%, 1/11/23		4,990	4,948,513
Capital One Financial Corp., 4.75%, 7/15/21		960	1,065,695
FMR LLC, 4.95%, 2/01/33 (a)		1,150	1,278,895
General Electric Capital Corp.:
6.15%, 8/07/37 (d)		2,150	2,737,885
6.88%, 1/10/39		135	186,937
General Motors Financial Co., Inc., 4.25%, 5/15/23		401	409,521
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		235	250,047
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (a)		1,145	1,155,713
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,250	1,306,250
JPMorgan Chase & Co. (d):
3.70%, 1/20/15		3,425	3,467,785
6.30%, 4/23/19		2,000	2,347,590
JPMorgan Chase Bank NA, 6.00%, 10/01/17		800	904,972
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		900	1,026,000
Moody’s Corp., 4.50%, 9/01/22		900	958,425
Northern Trust Corp., 3.95%, 10/30/25		4,000	4,185,768
See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD	200	$207,750
7.88%, 8/15/19		560	606,200
5.75%, 10/15/20		1,000	1,045,000
6.88%, 2/15/21		680	728,450
			33,690,388
Diversified Telecommunication Services — 3.1%
CenturyLink, Inc., Series V, 5.63%, 4/01/20		400	423,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		698	755,585
8.63%, 7/15/20		650	719,875
Telecom Italia Capital SA, 6.00%, 9/30/34		1,550	1,550,000
Verizon Communications, Inc. (d):
3.50%, 11/01/21		500	518,931
6.40%, 2/15/38		3,483	4,354,474
6.55%, 9/15/43		3,376	4,348,224
Windstream Corp.:
7.75%, 10/15/20		100	107,750
6.38%, 8/01/23		20	20,050
			12,797,889
Electric Utilities — 4.6%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	152,411
5.95%, 12/15/36		217	256,681
CMS Energy Corp., 5.05%, 3/15/22		915	1,038,289
ComEd Financing III, 6.35%, 3/15/33		150	153,375
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	399,506
6.00%, 1/15/38 (d)		825	1,069,758
4.25%, 12/15/41 (d)		375	388,681
Duke Energy Florida, Inc., 6.40%, 6/15/38		430	586,855
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,525	1,978,501
Electricite de France SA, 5.60%, 1/27/40 (a)(d)		1,400	1,644,663
Florida Power Corp., 6.35%, 9/15/37 (d)		1,325	1,801,015
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	294,263
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,975,527
PacifiCorp, 6.25%, 10/15/37		575	765,630
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		1,200	1,618,200
Southern California Edison Co.:
5.63%, 2/01/36		625	780,361
Series A, 5.95%, 2/01/38 (d)		1,075	1,382,361
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)		2,000	2,575,904
			18,861,981
Energy Equipment & Services — 2.4%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		470	499,375
Ensco PLC:
3.25%, 3/15/16		160	165,675
4.70%, 3/15/21 (d)		1,745	1,899,766
EOG Resources, Inc., 2.63%, 3/15/23 (d)		1,902	1,850,779
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		71	73,307
GrafTech International Ltd., 6.38%, 11/15/20		580	600,300
Noble Holding International Ltd., 5.25%, 3/15/42		350	369,052
Peabody Energy Corp.:
6.00%, 11/15/18		1,251	1,288,530
6.25%, 11/15/21		1,239	1,234,354
Seadrill Ltd., 6.13%, 9/15/17 (a)		1,590	1,641,675
Transocean, Inc., 6.50%, 11/15/20		350	395,876
			10,018,689
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21		279	296,089

Corporate Bonds		Par (000)	Value
Food Products — 0.5%
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	USD	593	$626,000
Kraft Foods Group, Inc., 5.00%, 6/04/42		997	1,084,150
Smithfield Foods, Inc., 5.88%, 8/01/21 (a)		169	180,830
			1,890,980
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		1,251	1,330,170
Teleflex, Inc., 6.88%, 6/01/19		385	407,137
			1,737,307
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		175	185,063
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	416,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	681,925
HCA Holdings, Inc., 7.75%, 5/15/21	USD	140	152,600
HCA, Inc.:
3.75%, 3/15/19		130	130,975
6.50%, 2/15/20		2,198	2,459,012
4.75%, 5/01/23		1,161	1,171,159
Symbion, Inc., 8.00%, 6/15/16		455	473,769
Tenet Healthcare Corp.:
6.25%, 11/01/18		859	936,310
6.00%, 10/01/20		622	674,870
4.50%, 4/01/21		383	383,958
4.38%, 10/01/21		1,765	1,751,762
8.13%, 4/01/22		1,157	1,331,996
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)		2,000	2,007,922
WellPoint, Inc., 4.65%, 1/15/43 (d)		4,005	4,127,853
			16,885,174
Hotels, Restaurants & Leisure — 2.6%
MCE Finance Ltd., 5.00%, 2/15/21 (a)		935	930,325
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		865	875,812
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	1,748	3,054,295
Series A4, 5.66%, 6/30/27		623	1,041,957
Series M, 7.40%, 3/28/24		1,500	2,543,706
Series N, 6.46%, 3/30/32		1,195	1,867,672
Wynn Macau Ltd., 5.25%, 10/15/21 (a)	USD	416	423,280
			10,737,047
Household Durables — 1.0%
Beazer Homes USA, Inc.:
6.63%, 4/15/18		580	613,350
7.50%, 9/15/21		166	174,300
Standard Pacific Corp., 10.75%, 9/15/16		2,100	2,446,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		372	375,720
Weyerhaeuser Real Estate Co. (a):
4.38%, 6/15/19		215	215,000
5.88%, 6/15/24		145	147,900
			3,972,770
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20		200	215,000
6.63%, 11/15/22		275	297,688
			512,688
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp. (a):
6.00%, 1/15/22		137	147,617
5.88%, 1/15/24		194	207,580
NRG REMA LLC, Series C, 9.68%, 7/02/26		1,037	1,130,330
			1,485,527
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (a)		180	179,997
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Insurance — 3.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)	USD	613	$652,845
American International Group, Inc., 5.45%, 5/18/17 (d)		800	886,638
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	371,716
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	USD	1,025	1,093,923
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19		345	396,877
5.13%, 4/15/22		930	1,062,591
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,241,191
Lincoln National Corp., 6.25%, 2/15/20		630	742,463
Manulife Financial Corp., 3.40%, 9/17/15 (d)		1,630	1,677,860
MetLife, Inc., 6.40%, 12/15/36		3,500	3,946,250
Montpelier Re Holdings Ltd., 4.70%, 10/15/22		450	471,476
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	362,950
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	318,679
Prudential Financial, Inc. (d):
7.38%, 6/15/19	USD	250	307,456
5.38%, 6/21/20		250	286,330
4.50%, 11/15/20		450	493,949
5.90%, 3/17/36		500	606,992
5.70%, 12/14/36		675	807,066
			15,727,252
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		86	87,720
VeriSign, Inc., 4.63%, 5/01/23		345	338,963
			426,683
IT Services — 0.6%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		440	502,700
First Data Corp. (a):
7.38%, 6/15/19		775	827,312
6.75%, 11/01/20		1,192	1,290,340
			2,620,352
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		250	245,713
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)		1,050	1,181,250
Media — 5.6%
AMC Networks, Inc.:
7.75%, 7/15/21		320	353,200
4.75%, 12/15/22		343	347,287
Cinemark USA, Inc., 5.13%, 12/15/22		175	177,844
Clear Channel Communications, Inc., 9.00%, 12/15/19		305	315,675
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		2,495	2,666,280
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		600	872,743
Comcast Corp., 6.45%, 3/15/37 (d)		790	1,035,153
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,740	2,529,285
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41		260	322,932
5.15%, 3/15/42		700	753,675
Gray Television, Inc., 7.50%, 10/01/20		332	350,260
Inmarsat Finance PLC, 4.88%, 5/15/22 (a)		500	501,250
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		2,000	2,013,692
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		109	117,448
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		292	300,030
NBCUniversal Media LLC (d):
5.15%, 4/30/20		1,983	2,269,926
4.38%, 4/01/21		1,015	1,121,618
News America, Inc., 7.63%, 11/30/28		385	502,572

Corporate Bonds		Par (000)	Value
Media (concluded)
Omnicom Group, Inc., 3.63%, 5/01/22 (d)	USD	2,355	$2,421,649
Sirius XM Holdings, Inc., 4.25%, 5/15/20 (a)		559	547,820
TCI Communications, Inc., 7.88%, 2/15/26		610	851,142
Time Warner, Inc.:
4.70%, 1/15/21		350	386,687
6.10%, 7/15/40		215	258,742
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		255	260,738
Univision Communications, Inc., 5.13%, 5/15/23 (a)		1,153	1,207,767
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		395	410,800
			22,896,215
Metals & Mining — 3.7%
Alcoa, Inc., 5.40%, 4/15/21		1,450	1,580,965
ArcelorMittal:
4.25%, 8/05/15		173	176,676
6.13%, 6/01/18		384	418,080
Commercial Metals Co., 4.88%, 5/15/23		534	523,320
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)		1,565	1,538,340
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		540	542,938
5.45%, 3/15/43		450	486,195
New Gold, Inc., 6.25%, 11/15/22 (a)		440	462,000
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		475	473,097
Novelis, Inc., 8.75%, 12/15/20		4,120	4,557,750
Teck Resources, Ltd., 5.38%, 10/01/15		2,359	2,469,288
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		602	650,160
Xstrata Canada Corp., 6.20%, 6/15/35		1,250	1,402,748
			15,281,557
Multiline Retail — 0.3%
Dufry Finance SCA, 5.50%, 10/15/20 (a)		1,260	1,310,463
Oil, Gas & Consumable Fuels — 10.8%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		400	435,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,103,666
Antero Resources Finance Corp., 5.38%, 11/01/21		153	157,590
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21		159	172,515
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		99	103,950
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,267,708
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		400	428,000
Cenovus Energy, Inc., 6.75%, 11/15/39		750	996,115
Chesapeake Energy Corp., 5.75%, 3/15/23		615	686,494
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36 (d)		535	681,807
Continental Resources, Inc.:
5.00%, 9/15/22		1,600	1,726,000
4.50%, 4/15/23		113	122,027
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		110	113,850
Denbury Resources, Inc., 4.63%, 7/15/23		623	601,195
El Paso LLC, 7.80%, 8/01/31		45	55,800
El Paso Natural Gas Co., 8.38%, 6/15/32		275	376,336
Energy Transfer Partners LP, 7.50%, 7/01/38		500	655,341
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		455	482,300
Enterprise Products Operating LLC, 6.13%, 10/15/39		700	872,348
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		505	643,612
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39 (d)		3,000	3,514,896
6.55%, 9/15/40		110	129,327
6.38%, 3/01/41		150	175,240
See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan, Inc., 5.63%, 11/15/23 (a)	USD	170	$187,425
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		106	111,830
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		237	244,703
Marathon Petroleum Corp., 6.50%, 3/01/41		997	1,254,328
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		73	78,475
4.50%, 7/15/23		25	25,406
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		212	219,950
MidAmerican Energy Co., 5.80%, 10/15/36		700	896,927
MidAmerican Energy Holdings Co. (d):
5.95%, 5/15/37		800	992,971
6.50%, 9/15/37		3,400	4,485,691
Nexen, Inc., 7.50%, 7/30/39		1,000	1,412,478
Pacific Drilling SA, 5.38%, 6/01/20 (a)		368	358,800
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	50,643
PDC Energy, Inc., 7.75%, 10/15/22		260	284,700
Pemex Project Funding Master Trust, 6.63%, 6/15/35		1,995	2,458,837
Petrobras International Finance Co.:
3.88%, 1/27/16		1,340	1,377,515
5.75%, 1/20/20		1,725	1,859,464
Pioneer Natural Resources Co., 3.95%, 7/15/22		350	366,893
Premier Oil PLC, 5.00%, 6/09/18		1,900	1,995,000
Range Resources Corp.:
5.75%, 6/01/21		107	114,223
5.00%, 8/15/22		26	27,658
5.00%, 3/15/23		62	65,875
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		249	250,867
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		118	126,850
Rosetta Resources, Inc., 5.63%, 5/01/21		357	365,479
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		1,787	1,885,285
6.25%, 3/15/22 (a)		398	431,830
5.63%, 4/15/23		468	486,720
SandRidge Energy, Inc.:
8.75%, 1/15/20		30	31,500
7.50%, 2/15/23		382	397,280
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		386	424,600
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		357	368,602
Western Gas Partners LP, 5.38%, 6/01/21		710	807,078
Whiting Petroleum Corp., 5.00%, 3/15/19		821	866,155
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	2,977,077
			44,790,232
Paper & Forest Products — 0.3%
International Paper Co.:
7.50%, 8/15/21		75	95,630
4.75%, 2/15/22		420	464,268
6.00%, 11/15/41		435	522,873
NewPage Corp., 11.38%, 12/31/14 (h)(i)		397	—
			1,082,771
Pharmaceuticals — 1.0%
Forest Laboratories, Inc. (a):
4.38%, 2/01/19		228	245,604
5.00%, 12/15/21		379	417,936
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (a)		200	205,500
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)		520	565,500
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		162	175,770

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc. (a):
6.75%, 8/15/18	USD	1,321	$1,413,470
6.38%, 10/15/20		575	601,594
5.63%, 12/01/21		376	382,110
			4,007,484
Real Estate Investment Trusts (REITs) — 1.1%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 4.60%, 2/06/24 (a)		1,830	1,883,989
Felcor Lodging LP, 5.63%, 3/01/23		247	250,087
Simon Property Group LP, 4.75%, 3/15/42		835	915,342
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	303,112
Vornado Realty LP, 5.00%, 1/15/22		1,185	1,304,737
			4,657,267
Real Estate Management & Development — 0.9%
Lennar Corp., 4.75%, 11/15/22		440	433,400
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		2,300	2,409,020
Realogy Corp., 7.63%, 1/15/20 (a)(d)		996	1,085,640
			3,928,060
Road & Rail — 0.7%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	1,153,820
The Hertz Corp.:
4.25%, 4/01/18		236	237,180
5.88%, 10/15/20		230	236,613
7.38%, 1/15/21		620	663,400
6.25%, 10/15/22		385	401,362
			2,692,375
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		470	493,500
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,085	1,090,425
Oracle Corp., 5.38%, 7/15/40		775	909,880
			2,000,305
Specialty Retail — 0.6%
The Home Depot, Inc., 5.88%, 12/16/36 (d)		830	1,052,592
QVC, Inc. (a):
7.50%, 10/01/19		395	412,325
7.38%, 10/15/20		975	1,042,187
			2,507,104
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22		490	486,325
Springs Industries, Inc., 6.25%, 6/01/21		402	404,010
The William Carter Co., 5.25%, 8/15/21		328	342,760
			1,233,095
Tobacco — 1.2%
Altria Group, Inc.:
9.95%, 11/10/38		258	438,257
10.20%, 2/06/39		447	773,806
5.38%, 1/31/44		2,015	2,238,032
Lorillard Tobacco Co., 7.00%, 8/04/41		500	631,462
Reynolds American, Inc., 4.75%, 11/01/42		1,050	1,024,752
			5,106,309
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, 2.38%, 9/08/16		795	814,318
Crown Castle International Corp., 5.25%, 1/15/23		465	480,257
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,560	1,824,400
Digicel Group Ltd., 8.25%, 9/30/20 (a)		460	496,800
Digicel Ltd., 6.00%, 4/15/21 (a)		750	772,500
Rogers Communications, Inc., 7.50%, 8/15/38 (d)		1,150	1,583,338
SBA Tower Trust, 5.10%, 4/15/42 (a)		360	382,507
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
Sprint Communications, Inc. (a):
9.00%, 11/15/18	USD	530	$630,038
7.00%, 3/01/20		888	990,120
Sprint Corp., 7.88%, 9/15/23 (a)		1,041	1,116,472
			9,090,750
Total Corporate Bonds — 79.8%			329,021,222

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		2,862	2,933,550
Cyprus Government International Bond, 4.63%, 2/03/20	EUR	605	790,965
Iceland Government International Bond, 5.88%, 5/11/22	USD	1,775	2,019,959
Italian Republic, 5.38%, 6/15/33		455	553,009
Portugal Government International Bond, 5.13%, 10/15/24 (a)		625	646,625
Slovenia Government International Bond, 5.85%, 5/10/23 (a)		432	488,592
Total Foreign Agency Obligations — 1.8%			7,432,700

Municipal Bonds
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/15 (h)(i)		1,525	427,153
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43		465	549,756
Series GG, Build America Bonds, 5.72%, 6/15/42		700	904,106
Water & Sewer System, Fiscal 2011, Series EE, 5.38%, 6/15/43		385	450,900
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,225,795
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,665,953
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		625	952,231
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57		1,000	1,156,240
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	674,960
5.60%, 3/15/40		950	1,181,971
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	486,694
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		140	211,474
7.63%, 3/01/40		860	1,299,451
State of Illinois, GO, Pension, 5.10%, 6/01/33		1,000	991,670
University of California, RB, Build America Bonds, 5.95%, 5/15/45		445	565,453
Total Municipal Bonds — 3.1%			12,743,807
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 1.3%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37	USD	660	$556,822
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,037	982,209
Series 2006-OA21, Class A1, 0.35%, 3/20/47 (b)		675	546,760
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.36%, 4/25/46 (b)		281	234,968
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		947	959,815
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.06%, 6/19/35 (b)		553	557,069
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		269	261,634
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		442	402,073
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.34%, 12/25/36 (b)		455	400,434
JP Morgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		161	143,803
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.71%, 5/25/36 (b)		535	439,681
			5,485,268
Commercial Mortgage-Backed Securities — 12.5%
Banc of America Merrill Lynch Commercial Mortgage Trust, Class A4:
Series 2007-1, 5.45%, 1/15/49		500	536,104
Series 2007-2, 5.78%, 4/10/49 (b)		750	818,490
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		663	681,893
Citigroup Commercial Mortgage Trust (b):
Series 2008-C7, Class A4, 6.34%, 12/10/49		1,370	1,518,126
Series 2013-GC15, Class B, 5.28%, 9/10/46		3,590	3,980,118
Series 2013-GC15, Class XA, 1.46%, 9/10/46		13,171	925,360
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,093	1,182,145
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)		1,750	1,872,043
Series 2013-CR11, Class B, 5.33%, 10/10/46 (b)		3,495	3,881,061
Series 2013-CR11, Class C, 5.34%, 10/10/46 (a)(b)		3,260	3,514,371
Series 2013-LC6, Class B, 3.74%, 1/10/46		695	699,949
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(b)		835	787,811
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class AM, 6.00%, 6/15/38 (b)		1,000	1,072,522
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,881,647
Series 2010-RR2, Class 2A, 6.10%, 9/15/39 (a)(b)		774	831,994
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	718,278
DBRR Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		365	399,017
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.01%, 7/10/38 (b)		1,128	1,201,678
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)		1,250	1,250,235
See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Hilton USA Trust, Series 2013- HLT, 4.41%, 11/05/30	USD	2,950	$3,020,517
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.25%, 11/15/45 (a)(b)		800	794,388
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2, 5.12%, 7/15/41		105	105,659
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.62%, 12/12/44 (b)		330	346,995
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,391,847
Series 2007-C6, Class A4, 5.86%, 7/15/40		4,898	5,209,629
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,100	1,223,175
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,327,020
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		663	682,854
Titan Europe PLC, Series 2007-1X, Class A, 0.81%, 1/20/17 (b)	GBP	1,607	2,535,060
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.14%, 2/15/51 (b)	USD	2,185	2,369,737
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		695	731,110
Class C, 5.04%, 8/15/45 (b)		895	958,596
			51,449,429
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.02%, 8/15/45 (a)(b)		15,528	1,369,235
WF-RBS Commercial Mortgage Trust, Class XA (a)(b):
Series 2012-C8, 2.38%, 8/15/45		5,942	650,086
Series 2012-C9, 2.39%, 11/15/45		10,526	1,236,526
			3,255,847
Total Non-Agency Mortgage-Backed Securities — 14.6%			60,190,544

Preferred Securities
Capital Trusts
Banks — 0.7%
BNP Paribas SA, 7.20% (a)(b)(g)		1,000	1,167,500
Wachovia Capital Trust III, 5.57% (b)(g)		1,025	1,004,500
Wells Fargo & Co., Series S, 5.90% (b)(g)		795	832,763
			3,004,763
Capital Markets — 1.4%
The Bank of New York Mellon Corp., Series D, 4.50% (b)(g)		4,198	3,935,625
Credit Suisse Group AG, 7.50%, (a)(b)(g)		1,500	1,627,500
State Street Capital Trust IV, 1.23%, 6/01/77 (b)		70	60,462
			5,623,587
Diversified Financial Services — 4.5%
Citigroup, Inc., (b)(g):
Series D, 5.35%		1,050	1,002,612
Series M, 6.30%		2,000	2,035,000
Credit Agricole SA, 7.88% (a)(b)(g)		1,000	1,078,750
General Electric Capital Corp., Series B, 6.25% (b)(g)		900	1,004,625
JPMorgan Chase & Co. (b)(g):
Series 1, 7.90%		3,500	3,871,875
Series Q, 5.15%		1,500	1,460,625
Series U, 6.13%		500	511,250
Series V, 5.00%		3,000	2,974,968
Preferred Securities		Par (000)	Value
Diversified Financial Services (concluded)
Morgan Stanley, Series H, 5.45% (b)(g)	USD	875	$890,313
Societe Generale SA (a)(b)(g):
6.00%		2,860	2,731,300
7.88%		1,000	1,042,700
			18,604,018
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(g)		2,100	2,168,250
Insurance — 3.2%
The Allstate Corp. (b):
5.75%, 8/15/53		1,000	1,070,000
6.50%, 5/15/67		1,950	2,137,687
American International Group, Inc., 8.18%, 5/15/68 (b)		970	1,336,175
AXA SA, 6.46% (a)(b)(g)		1,025	1,087,781
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)		1,150	1,012,000
Liberty Mutual Group, Inc., 7.00%, 3/15/67 (a)(b)		975	1,035,938
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	692,719
Metlife Capital Trust IV, 7.88%, 12/15/67 (a)		640	817,600
Swiss Re Capital I LP, 6.85% (a)(b)(g)		1,060	1,115,650
Voya Financial, Inc., 5.65%, 5/15/53 (b)		2,250	2,289,375
XL Group PLC, Series E, 6.50% (b)(g)		815	787,494
			13,382,419
Total Capital Trusts — 10.3%			42,783,037

Preferred Stocks		Shares
Banks — 1.2%
U.S. Bancorp, 6.00% (b)(g)		150,000	4,108,500
Wells Fargo & Co., 5.85% (b)(g)		37,500	977,625
			5,086,125
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series J, 5.50% (b)(g)		46,000	1,126,080
SCE Trust III, 5.75% (b)(g)		12,657	336,423
			1,462,503
Total Preferred Stocks — 1.6%			6,548,628

Trust Preferred
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		14,773	399,912
Total Preferred Securities — 12.0%			49,731,577

U.S. Government Sponsored Agency Securities		Par (000)
Agency Obligations — 2.5%
Fannie Mae (d):
0.00%, 10/09/19 (j)	USD	7,055	6,244,458
5.63%, 7/15/37		775	1,057,629
Federal Home Loan Bank (d):
5.25%, 12/09/22		675	813,789
5.37%, 9/09/24		1,075	1,318,743
Resolution Funding Corp., 0.00%, 7/15/18–10/15/18 (j)		1,050	989,331
			10,423,950
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34	USD	257	$272,626
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac Mortgage-Backed Securities (b):
Series 2013-K24, Class B, 3.62%, 11/25/45 (a)		1,750	1,728,745
Series K013, Class A2, 3.97%, 1/25/21		940	1,027,152
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)		165	170,352
			2,926,249
Interest Only Collateralized Mortgage Obligations — 1.8%
Fannie Mae Mortgage-Backed Securities:
Series 2012-96, Class DI, 4.00%, 2/25/27		6,075	670,295
Series 2012-M9, Class X1, 4.23%, 12/25/17 (b)		12,417	1,336,478
Series 2012-47, Class NI, 4.50%, 4/25/42		4,658	774,410
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.69%, 12/25/18 (b)		2,468	143,038
Series K710, Class X1, 1.91%, 5/25/19 (b)		8,538	607,632
Series 2611, Class QI, 5.50%, 9/15/32		828	89,875
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 6.04%, 9/20/32		4,846	933,409
Series 2009-116, Class KS, 6.32%, 12/16/39		2,369	367,790
Series 2011-52, Class NS, 6.52%, 4/16/41		13,067	2,397,384
			7,320,311
Mortgage-Backed Securities — 7.3%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/01/44 (k)		6,800	6,770,250
4.00%, 12/01/41–9/01/44 (k)		4,930	5,230,179
4.50%, 7/01/41–9/01/44 (k)		12,018	12,988,199
5.00%, 8/01/34		2,094	2,314,076
5.50%, 6/01/38		1,218	1,363,093
6.00%, 12/01/38		994	1,122,586
Freddie Mac Mortgage-Backed Securities, 6.00%, 10/1/14–12/1/18		237	246,041
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		63	69,746
			30,104,170
Total U.S. Government Sponsored Agency Securities — 12.4%			51,047,306
U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds (d):
8.13%, 8/15/21	USD	1,550	$2,171,575
6.13%, 8/15/29		5,000	7,135,155
3.50%, 2/15/39		330	359,030
4.25%, 5/15/39		3,045	3,722,037
4.38%, 5/15/40		6,375	7,965,760
4.75%, 2/15/41		1,630	2,158,477
4.38%, 5/15/41		800	1,003,250
3.13%, 11/15/41		9,930	10,078,950
3.13%, 2/15/42		6,268	6,354,185
3.00%, 5/15/42		2,730	2,699,287
3.13%, 2/15/43		2,337	2,358,405
3.75%, 11/15/43		1,065	1,205,113
3.63%, 2/15/44		6,500	7,194,687
U.S. Treasury Notes (d):
2.25%, 7/31/18		495	511,861
1.75%, 5/15/22		156	151,759
2.50%, 5/15/24		3,450	3,499,403
Total U.S. Treasury Obligations — 14.2%			58,568,934
Total Long-Term Investments (Cost — $558,883,581) — 144.4%			595,493,553

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (l)(m)		742,474	742,474
Total Short-Term Securities (Cost — $742,474) — 0.2%			742,474

Options Purchased
(Cost — $1,408,344) — 0.2%			954,199
Total Investments Before Options Written (Cost — $561,034,399) — 144.8%			597,190,226

Options Written
(Premiums Received — $3,343,622) — (0.6)%			(2,580,908)
Total Investments, Net of Options Written — 144.2%			594,609,318
Liabilities in Excess of Other Assets — (44.2)%			(182,530,906)
Net Assets — 100.0%			$412,078,412
Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$1,852,000	—

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Convertible security.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Non-income producing security.
(j)	Zero-coupon bond.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Securities (USA) LLC	$6,770,250	$105,187
Goldman Sachs & Co.	$2,114,388	$15,274
J.P. Morgan Securities LLC	$9,180,000	$25,234

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,335,491	(4,593,017)	742,474	$1,865

(m)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of August 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	4/02/13	Open	$875,812	$877,052
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.11%	4/02/13	Open	1,097,844	1,099,397
BNP Paribas Securities Corp.	0.11%	4/03/13	Open	851,537	852,697
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09%	4/25/13	Open	8,430,937	8,435,371
BNP Paribas Securities Corp.	0.04%	4/29/13	Open	1,039,000	1,039,318
BNP Paribas Securities Corp.	0.08%	4/29/13	Open	377,850	378,127
BNP Paribas Securities Corp.	0.34%	5/24/13	Open	1,342,000	1,347,894
Barclays Capital, Inc.	0.60%	6/03/13	Open	3,258,750	3,283,408
Barclays Capital, Inc.	0.35%	6/24/13	Open	3,334,398	3,348,467
BNP Paribas Securities Corp.	0.07%	6/24/13	Open	5,876,250	5,880,582
BNP Paribas Securities Corp.	0.34%	9/30/13	Open	3,569,000	3,580,326
BNP Paribas Securities Corp.	0.36%	9/30/13	Open	2,294,000	2,301,708
BNP Paribas Securities Corp.	0.36%	9/30/13	Open	871,000	873,927
BNP Paribas Securities Corp.	0.36%	9/30/13	Open	1,529,000	1,534,137
BNP Paribas Securities Corp.	0.35%	10/22/13	Open	4,540,900	4,554,718
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	2,125,413	2,131,880
UBS Securities LLC	0.28%	2/10/14	Open	3,373,000	3,378,299
UBS Securities LLC	0.32%	2/10/14	Open	2,369,000	2,373,254
UBS Securities LLC	0.32%	2/10/14	Open	1,348,000	1,350,420
UBS Securities LLC	0.32%	2/10/14	Open	2,289,000	2,293,110
UBS Securities LLC	0.32%	2/10/14	Open	1,355,000	1,357,433
UBS Securities LLC	0.32%	2/10/14	Open	1,416,000	1,418,542
UBS Securities LLC	0.33%	2/10/14	Open	1,073,000	1,074,987
UBS Securities LLC	0.34%	2/10/14	Open	1,233,000	1,235,352
UBS Securities LLC	0.34%	2/10/14	Open	3,805,000	3,812,259
UBS Securities LLC	0.34%	2/10/14	Open	1,410,000	1,412,690
UBS Securities LLC	0.34%	2/10/14	Open	1,139,000	1,141,173
UBS Securities LLC	0.34%	2/10/14	Open	827,000	828,578
UBS Securities LLC	0.34%	2/10/14	Open	1,853,000	1,856,535
UBS Securities LLC	0.40%	2/10/14	Open	496,000	497,113
RBC Capital Markets, LLC	0.11%	3/13/14	Open	1,464,000	1,464,699
Deutsche Bank Securities, Inc.	0.07%	4/16/14	Open	2,000,000	2,000,527
Deutsche Bank Securities, Inc.	0.11%	4/16/14	Open	6,100,000	6,102,555
Deutsche Bank Securities, Inc.	0.34%	4/21/14	Open	1,896,000	1,898,369
UBS Securities LLC	0.32%	5/13/14	Open	1,610,000	1,611,574
UBS Securities LLC	0.34%	5/13/14	Open	1,172,000	1,173,218
UBS Securities LLC	0.34%	5/13/14	Open	633,000	633,658
UBS Securities LLC	0.40%	5/13/14	Open	3,880,000	3,884,742
Barclays Capital, Inc.	0.35%	5/14/14	Open	534,000	534,571
Barclays Capital, Inc.	0.35%	5/14/14	Open	556,000	556,595
Barclays Capital, Inc.	0.35%	5/14/14	Open	354,000	354,379
Barclays Capital, Inc.	0.35%	5/14/14	Open	272,000	272,280
Barclays Capital, Inc.	0.35%	5/14/14	Open	979,000	980,037
Barclays Capital, Inc.	0.35%	5/14/14	Open	468,000	468,453
Barclays Capital, Inc.	0.35%	5/14/14	Open	294,000	294,303
Barclays Capital, Inc.	0.35%	5/14/14	Open	738,000	738,715
BNP Paribas Securities Corp.	0.01%	5/20/14	Open	7,043,750	7,044,971
BNP Paribas Securities Corp.	0.08%	5/20/14	Open	697,812	697,933
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	6/11/14	Open	3,524,588	3,525,631

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Reverse repurchase agreements outstanding as of August 31, 2014 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	(1.75)%	6/25/14	Open	$1,102,710	$1,099,065
Barclays Capital, Inc.	0.35%	6/26/14	Open	2,981,250	2,983,192
BNP Paribas Securities Corp.	0.08%	7/07/14	Open	9,483,150	9,488,186
BNP Paribas Securities Corp.	0.08%	7/07/14	Open	2,535,487	2,535,797
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	1,069,000	1,069,539
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	1,823,000	1,823,919
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	2,172,000	2,173,095
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	968,000	968,488
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	963,000	963,485
BNP Paribas Securities Corp.	0.33%	7/07/14	Open	1,884,000	1,884,950
BNP Paribas Securities Corp.	0.34%	7/07/14	Open	2,300,000	2,301,195
BNP Paribas Securities Corp.	0.34%	7/07/14	Open	490,000	490,255
BNP Paribas Securities Corp.	0.35%	7/07/14	Open	1,203,000	1,203,643
BNP Paribas Securities Corp.	0.35%	7/07/14	Open	834,000	834,446
BNP Paribas Securities Corp.	0.35%	7/07/14	Open	853,000	853,456
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	1,671,156	1,672,050
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	1,858,594	1,859,588
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	1,510,500	1,511,308
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	2,011,500	2,012,576
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	1,747,463	1,748,397
Credit Suisse Securities (USA) LLC	0.35%	7/07/14	Open	3,373,625	3,375,429
BNP Paribas Securities Corp.	0.06%	7/08/14	Open	6,898,125	6,898,539
BNP Paribas Securities Corp.	0.09%	7/08/14	Open	1,147,537	1,147,710
BNP Paribas Securities Corp.	0.09%	7/08/14	Open	516,038	516,115
Credit Suisse Securities (USA) LLC	0.09%	7/23/14	Open	2,225,000	2,225,217
Credit Suisse Securities (USA) LLC	(0.03%)	8/14/14	Open	3,497,438	3,497,385
Credit Suisse Securities (USA) LLC	0.14%	8/12/14	9/11/14	3,562,000	3,562,277
BNP Paribas Securities Corp.	0.18%	8/15/14	9/11/14	1,089,000	1,089,093
Citigroup Global Markets, Inc.	0.16%	8/18/14	9/16/14	6,726,000	6,726,418

Total				$168,111,414	$168,300,777
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
48	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	10,514,250	$4,903
31	Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD	4,342,906	16,008
109	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD	16,949,500	130,137
(129)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	15,329,836	(19,218)
(272)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	34,212,500	(99,118)
Total						$32,712

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	220,000	USD	294,650	Bank of America N.A.	10/21/14	$(5,496)
USD	2,474,207	EUR	1,829,000	JPMorgan Chase Bank N.A.	10/21/14	70,282
USD	11,289,315	GBP	6,607,000	Bank of America N.A.	10/21/14	324,965
Total						$389,751

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	OTC interest rate swaptions purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.40%	Receive	3-month LIBOR	9/02/14	USD	11,200	$1,654
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	4,400	374,653
10-Year Interest Rate Swap	Credit Suisse International	Put	3.45%	Pay	3-month LIBOR	9/02/14	USD	67,100	—
1-Year Interest Rate Swap	Bank of America N.A.	Put	0.60%	Pay	3-month LIBOR	10/02/14	USD	11,850	27
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.55%	Pay	3-month LIBOR	4/25/17	USD	10,400	147,464
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.60%	Pay	3-month LIBOR	4/28/17	USD	10,400	141,661
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	4,400	147,826
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	5/22/18	USD	6,000	140,914
Total									$954,199

•	OTC interest rate swaptions written as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.60%	Pay	3-month LIBOR	9/02/14	USD	11,200	$(104,844)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	6,200	(387,091)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.25%	Pay	3-month LIBOR	11/14/14	USD	6,200	(384,337)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.85%	Pay	3-month LIBOR	11/17/14	USD	7,500	(212,942)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.80%	Pay	3-month LIBOR	2/10/15	USD	2,700	(67,086)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	12,000	(152,889)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.10%	Pay	3-month LIBOR	2/26/16	USD	6,000	(241,173)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.15%	Pay	3-month LIBOR	3/17/16	USD	6,000	(256,324)
10-Year Interest Rate Swap	Credit Suisse International	Put	3.10%	Receive	3-month LIBOR	9/02/14	USD	11,200	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.80%	Receive	3-month LIBOR	9/15/14	USD	3,700	(416)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	6,200	(1,983)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.25%	Receive	3-month LIBOR	11/14/14	USD	6,200	(2,039)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.70%	Receive	3-month LIBOR	11/17/14	USD	7,500	(256)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.15%	Receive	3-month LIBOR	11/24/14	USD	5,000	(4,160)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.80%	Receive	3-month LIBOR	2/10/15	USD	2,700	(1,494)
10-Year Interest Rate Swap	Bank of America N.A.	Put	3.70%	Receive	3-month LIBOR	2/25/15	USD	1,500	(1,497)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	1,100	(2,520)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	1,000	(2,291)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	900	(2,062)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	12,000	(56,968)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.15%	Receive	3-month LIBOR	2/26/16	USD	6,000	(44,377)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.15%	Receive	3-month LIBOR	2/29/16	USD	6,000	(44,771)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,700	(17,355)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,600	(16,335)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,700	(17,355)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	4.10%	Receive	3-month LIBOR	4/25/16	USD	3,600	(35,272)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.05%	Receive	3-month LIBOR	4/25/16	USD	5,000	(52,239)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.05%	Receive	3-month LIBOR	4/25/17	USD	8,500	(191,317)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.10%	Receive	3-month LIBOR	4/28/17	USD	8,500	(183,667)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	5/22/18	USD	12,000	(95,848)
Total									$(2,580,908)

•	Centrally cleared interest rate swaps outstanding as of August 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/30/18	USD	20,900	$(45,712)
1.69%[1]	3-month LIBOR	Chicago Mercantile	10/03/14[2]	11/30/18	USD	10,200	(35,979)
3.97%[1]	3-month LIBOR	Chicago Mercantile	4/25/19[2]	4/25/24	USD	4,900	(144,799)
2.77%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/29/24	USD	400	(10,851)
2.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/30/24	USD	4,800	72,263
2.62%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/01/24	USD	500	6,132
2.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/18/24	USD	2,600	(38,543)
2.59%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/22/24	USD	2,300	21,390
2.62%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/24/24	USD	3,100	36,045
2.63%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/07/24	USD	1,000	12,859
2.59%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/08/24	USD	1,000	9,133
2.59%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/08/24	USD	1,000	8,815
2.58%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	4,151

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Centrally cleared interest rate swaps outstanding as of August 31, 2014 were as follows (concluded):

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.58%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	$3,993
2.57%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	3,335
2.57%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	3,403
2.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/12/24	USD	500	2,506
2.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/12/24	USD	500	2,596
2.56%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/22/24	USD	4,200	26,140
2.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/27/24	USD	4,800	22,372
2.49%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/02/24	USD	500	(2,635)
3.19%[1]	3-month LIBOR	Chicago Mercantile	4/22/15[2]	4/22/25	USD	2,400	102,245
2.97%[1]	3-month LIBOR	Chicago Mercantile	6/03/15[2]	6/03/25	USD	1,100	21,179
3.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/27/44	USD	2,500	(299,000)
3.65%[1]	3-month LIBOR	Chicago Mercantile	4/22/15[2]	4/22/45	USD	1,100	(110,336)
3.47%[1]	3-month LIBOR	Chicago Mercantile	6/03/15[2]	6/03/45	USD	500	(29,810)

Total							$(359,108)
[1]	Trust pays the fixed rate and receives the floating rate.
[2]	Forward swap.

•	OTC credit default swaps — buy protection outstanding as of August 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	1,400	$(49,097)	$13,035	$(62,132)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	1,800	(19,418)	57,942	(77,360)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(12)	9	(21)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(12)	10	(22)

Total						$(68,539)	$ 70,996	$(139,535)
•	OTC credit default swaps — sold protection outstanding as of August 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Market Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	900	$14,483	$(30,429)	$44,912
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	730	11,745	(25,168)	36,913
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	275	4,425	(8,292)	12,717
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	500	8,044	(16,778)	24,822
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	535	8,607	(20,171)	28,778
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	298	5,130	(9,981)	15,111
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	285	4,895	(10,366)	15,261
Total							$ 57,329	$(121,185)	$178,514
[3]	Using S&P’s rating of the issuer.
[4]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$20,001,624	$6,755,839	$26,757,463
Corporate Bonds	—	320,243,902	8,777,320	329,021,222
Foreign Agency Obligations	—	7,432,700	—	7,432,700
Municipal Bonds	—	12,743,807	—	12,743,807
Non-Agency Mortgage-Backed Securities	—	60,190,544	—	60,190,544
Preferred Securities	$6,948,540	42,783,037	—	49,731,577
U.S. Government Sponsored Agency Securities	—	51,047,306	—	51,047,306
U.S. Treasury Obligations	—	58,568,934	—	58,568,934
Short-Term Securities	742,474	—	—	742,474
Options Purchased:
Interest Rate Contracts	—	954,199	—	954,199
Total	$7,691,014	$573,966,053	$15,533,159	$597,190,226

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$178,514	—	$178,514
Foreign currency exchange contracts	—	395,247	—	395,247
Interest rate contracts	$151,048	358,557	—	509,605
Liabilities:
Credit contracts	—	(139,535)	—	(139,535)
Foreign currency exchange contracts	—	(5,496)	—	(5,496)
Interest rate contracts	(118,336)	(3,298,573)		(3,416,909)
Total	$32,712	$(2,511,286)	—	$(2,478,574)
[1]	Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$38,897	—	—	$38,897
Cash pledged for centrally cleared swaps	516,000	—	—	516,000
Cash pledged as collateral for OTC derivatives	1,200,000	—	—	1,200,000
Cash pledged for financial futures contracts	122,000	—	—	122,000
Foreign currency at value	15,884	—	—	15,884
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(2,378,000)	—	(2,378,000)
Reverse repurchase agreements	—	(168,300,777)	—	(168,300,777)
Total	$1,892,781	$(170,678,777)	—	$(168,785,996)
Total	$7,691,014	$573,966,053	$15,533,159	$597,190,226
There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	25

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of August 31, 2013	$137,600	$10,951,144	$6,284,125	$17,372,869
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[1]	—	(5,953,535)	—	(5,953,535)
Accrued discounts/premiums	—	(314,613)	—	(314,613)
Net realized gain	—	46,225	—	46,225
Net change in unrealized appreciation/depreciation[2,3]	(137,600)	254,774	228,086	345,260
Purchases	—	6,242,847	2,265,109	8,507,956
Sales	—	(4,471,003)	—	(4,471,003)
Closing Balance, as of August 31, 2014	—	$6,755,839	$8,777,320	$15,533,159
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[3]	—	$254,380	$228,086	$482,466
[1]	As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,953,535 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[3]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could results in a significantly lower or higher value of such Level 3 instruments.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments August 31, 2014	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Auto Components — 1.2%
The Goodyear Tire & Rubber Co.	792,356	$20,577,485
Lear Corp.	1,032	104,366
		20,681,851
Banks — 0.5%
Citigroup, Inc.	161,430	8,337,859
Capital Markets — 2.1%
American Capital Ltd. (a)	1,875,455	29,050,798
E*Trade Financial Corp. (a)	246,100	5,478,186
Uranium Participation Corp. (a)	176,860	852,337
		35,381,321
Chemicals — 0.8%
Advanced Emissions Solutions, Inc. (a)	168,580	3,673,358
Huntsman Corp.	373,192	10,035,133
LyondellBasell Industries NV, Class A	38	4,345
		13,712,836
Communications Equipment — 0.4%
Nokia OYJ — ADR	877,870	7,347,772
Containers & Packaging — 0.0%
Smurfit Kappa Group PLC	12,980	293,722
Diversified Consumer Services — 0.4%
Cengage Thomson Learning (a)	211,142	6,686,234
Diversified Financial Services — 2.4%
Ally Financial, Inc.	1,101,275	27,091,365
Ally Financial, Inc. (a)	142,289	3,500,309
Kcad Holdings I Ltd. (a)	1,563,279,160	10,677,197
		41,268,871
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (a)	192,400	394,419
Level 3 Communications, Inc. (a)	115,920	5,211,763
		5,606,182
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	365,353	4
Energy Equipment & Services — 0.7%
Laricina Energy Ltd. (a)(b)	211,764	6,787,433
Osum Oil Sands Corp. (a)(b)	400,000	4,863,423
		11,650,856
Health Care Providers & Services — 0.0%
HealthSouth Corp.	1,468	57,825
Insurance — 1.1%
American International Group, Inc.	316,865	17,763,452
Media — 0.0%
Clear Channel Outdoor Holdings, Inc., Class A	47,653	330,712
Metals & Mining — 0.1%
African Minerals Ltd. (a)	225,302	115,218
Peninsula Energy Ltd. (a)	39,828,291	892,743
		1,007,961
Oil, Gas & Consumable Fuels — 1.2%
African Petroleum Corp. Ltd. (a)	331,833	52,686
General Maritime Corp.	953,381	17,637,548
Seven Generations Energy Ltd. (a)(b)	108,000	2,483,215
		20,173,449
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)	2,147,503	5,354,383
Ainsworth Lumber Co. Ltd. (a)(c)	614,940	1,532,684
Western Forest Products, Inc.	621,145	1,392,959
		8,280,026
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)	1,025	39,176
Software — 0.7%
Amaya Gaming Group, Inc.	312,745	8,273,088
HMH Holdings/EduMedia (a)	206,188	3,958,809
		12,231,897

Common Stocks		Shares	Value
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)		115,400	$3,204,658
Total Common Stocks — 12.6%			214,056,664

Asset-Backed Securities		Par (000)
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.70%, 7/15/26 (c)(d)	USD	500	475,900
ALM Loan Funding, Series 2013-7RA (c)(d):
Class C, 3.68%, 4/24/24		2,840	2,714,705
Class D, 5.23%, 4/24/24		2,360	2,192,785
ALM XIV Ltd., Series 2014-14A (c)(d):
Class B, 3.18%, 7/28/26		1,069	1,052,914
Class C, 3.68%, 7/28/26		750	711,900
ALM XIV, Ltd., Series 2014-14A, Class D, 5.08%, 7/28/26 (c)(d)		250	226,850
Apidos CLO XVIII, Series 2014-18A, Class C, 3.88%, 7/22/26 (c)(d)		550	534,160
Atlas Senior Loan Fund V, Ltd., Series 2014-1A (c)(d):
Class C, 3.26%, 7/16/26		250	246,281
Atlas Senior Loan Fund V, Ltd., Series 2014-1A (c)(d):
Class D, 3.71%, 7/16/26		250	232,497
Avalon IV Capital, Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (c)(d)		850	850,425
Benefit Street Partners CLO, Ltd., Series 2014-IVA, Class C, 3.68%, 7/20/26 (c)(d)		500	467,857
Carlyle Global Market Strategies CLO 2012-2, Ltd., Series 2012-2AR, Class ER, 6.33%, 7/20/23 (c)(d)		580	575,531
Cedar Funding, Ltd., Series 2014-3A (c)(d):
Class C, 3.03%, 5/20/26		800	784,000
Class D, 3.78%, 5/20/26		535	511,246
CIFC Funding 2014-II, Ltd., Series 2014-2A, Class A3L, 3.10%, 5/24/26 (c)(d)		500	487,923
CIFC Funding Ltd., Series 2014-3A (c)(d):
Class C1, 2.95%, 7/22/26		500	484,898
Class D, 3.55%, 7/22/26		250	233,817
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26 (c)(d)		500	490,000
Gramercy Park CLO, Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (c)(d)		500	494,776
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (c)(d)		250	235,334
LCM X LP, Series 10AR, Class ER, 5.73%, 4/15/22 (c)(d)		1,000	981,918
Madison Park Funding, Ltd. (c)(d):
3.83%, 7/20/26		500	476,927
Series 2012-8AR, Class CR, 3.03%, 4/22/22		500	500,000
Series 2012-8AR, Class DR, 4.08%, 4/22/22		250	250,000
Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class D, 3.78%, 8/04/25 (c)(d)		500	473,850
Octagon Investment Partners XII, Ltd., Series 2012-1AR, Class ER, 5.74%, 5/05/23 (c)(d)		1,200	1,191,359
Octagon Investment Partners XX, Ltd., Series 2014-1A (c)(d):
Class D, 3.89%, 8/12/26		250	239,975
Class E, 5.49%, 8/12/26		250	233,150
Palmer Square CLO, Ltd., Series 2014-1A (c)(d):
Class B, 2.82%, 10/17/22		1,100	1,074,330
Class C, 4.12%, 10/17/22		845	832,468
Class D, 6.02%, 10/17/22		590	584,247
Steele Creek CLO 2014-1, Ltd., Series 2014-1A, Class B, 2.48%, 8/21/26 (c)(d)		500	493,600
TICP CLO II, Ltd., Series 2014-2A, Class A1A, 1.68%, 7/20/26 (c)(d)		1,000	994,777
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Venture CDO, Ltd., Series 2014-17A, Class C, 3.13%, 7/15/26 (c)(d)	USD	500	$486,603
Venture XIII CLO, Ltd., Series 2013-13A, Class D, 3.78%, 6/10/25 (c)(d)		1,000	945,555
Washington Mill CLO, Ltd., Series 2014-1A (c)(d):
Class C, 3.23%, 4/20/26		515	510,475
Class D, 3.68%, 4/20/26		660	618,817
WhiteHorse IX, Ltd., Series 2014-9A, Class C, 2.92%, 7/17/26 (c)(d)		250	239,291
WhiteHorse, Ltd., Series 2014-1A, Class C, 2.99%, 5/01/26 (c)(d)		680	654,221
Total Asset-Backed Securities — 1.5%			25,785,362

Corporate Bonds
Aerospace & Defense — 1.4%
B/E Aerospace, Inc., 5.25%, 4/01/22		410	443,825
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (c)		1,095	1,179,863
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		1,015	1,072,094
7.13%, 3/15/21		1,405	1,527,937
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (c)		1,140	1,242,600
TransDigm, Inc.:
5.50%, 10/15/20		2,490	2,490,000
6.00%, 7/15/22 (c)		9,680	9,849,400
6.50%, 7/15/24 (c)		6,048	6,199,200
			24,004,919
Air Freight & Logistics — 0.3%
CEVA Group PLC, 9.00%, 9/01/21 (c)		844	852,440
National Air Cargo Group, Inc.:
12.38%, 8/16/15		1,174	1,174,016
12.38%, 9/02/15		1,155	1,155,408
XPO Logistics, Inc., 7.88%, 9/01/19 (c)		1,400	1,456,000
			4,637,864
Airlines — 2.8%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		6,420	6,644,700
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/28/18		333	351,015
Series 2012-3, Class C, 6.13%, 4/29/18		5,145	5,453,700
Delta Air Lines Pass-Through Trust, Class B:
Series 2009-1, 9.75%, 6/07/18		864	977,172
Series 2010-1, 6.38%, 7/02/17 (c)		2,647	2,805,820
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		1,449	1,470,877
Series 2012-1, Class C, 9.13%, 10/01/15		1,634	1,723,353
Series 2012-2, Class C, 5.45%, 6/03/18		5,720	5,820,100
Series 2013-1, Class B, 5.38%, 11/15/21		5,255	5,425,788
Virgin Australia Trust, Series 2013-1 (c):
Class C, 7.13%, 10/23/18		8,395	8,772,804
Class D, 8.50%, 10/23/16		8,036	8,376,502
			47,821,831
Auto Components — 2.5%
Affinia Group, Inc., 7.75%, 5/01/21		3,109	3,202,270
Autodis SA, 6.50%, 2/01/19	EUR	265	364,096
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	400	698,923
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	1,527	2,028,251
Dana Holding Corp., 6.75%, 2/15/21	USD	200	213,500
Delphi Corp., 6.13%, 5/15/21		420	464,100
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		352	354,200
4.88%, 3/15/19		8,850	9,093,375
6.00%, 8/01/20		2,973	3,173,678
5.88%, 2/01/22		2,797	2,915,873
Corporate Bonds		Par (000)	Value
Auto Components (concluded)
IDQ Holdings, Inc., 11.50%, 4/01/17 (c)	USD	2,155	$2,348,950
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	490	684,397
Schaeffler Holding Finance BV:
2.75%, 5/15/19		2,035	2,680,979
(6.88% Cash or 7.63% PIK), 6.88%, 8/15/18 (c)(e)	USD	2,400	2,529,000
(6.88% Cash), 6.88%, 8/15/18 (e)	EUR	1,660	2,298,939
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		706	989,775
Titan International, Inc., 6.88%, 10/01/20	USD	2,505	2,517,525
UCI International, Inc., 8.63%, 2/15/19		7,080	6,761,400
			43,319,231
Automobiles — 1.2%
Chrysler Group LLC/CG Co-Issuer, Inc., Term Loan, 8.25%, 6/15/21		2,920	3,263,100
Ford Motor Co., 4.25%, 11/15/16 (f)		160	323,800
General Motors Co.:
4.88%, 10/02/23		940	1,005,800
6.25%, 10/02/43		7,410	8,688,225
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	2,269	4,181,238
5.00%, 2/15/22		1,555	2,600,896
			20,063,059
Banks — 1.2%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (d)(g)	EUR	1,000	1,379,647
Banco Espirito Santo SA:
4.75%, 1/15/18		1,900	2,504,978
4.00%, 1/21/19		100	129,255
CIT Group, Inc.:
5.25%, 3/15/18	USD	4,320	4,611,600
6.63%, 4/01/18 (c)		1,400	1,561,000
5.50%, 2/15/19 (c)		6,919	7,463,871
6.00%, 4/01/36		2,800	2,814,000
HSH Nordbank AG, 1.00%, 2/14/17 (d)	EUR	608	651,105
			21,115,456
Beverages — 0.1%
Hydra Dutch Holdings 2BV, 5.70%, 4/15/19 (d)		1,355	1,753,696
Biotechnology — 0.2%
Laba Royalty Sub LLC, 9.00%, 5/15/29 (c)	USD	2,630	2,656,300
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)		1,715	1,745,013
BMBG Bond Finance SCA, 5.20%, 10/15/20 (d)	EUR	1,020	1,358,456
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)	USD	2,058	2,150,610
Building Materials Corp. of America, 6.75%, 5/01/21 (c)		2,490	2,670,525
Cemex Finance LLC, 6.00%, 4/01/24 (c)		3,295	3,426,800
Cemex SAB de CV, 5.88%, 3/25/19 (c)		1,335	1,398,413
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		3,590	3,769,500
Momentive Performance Materials, Inc., 8.88%, 10/15/20 (a)(h)		1,068	1,001,250
Ply Gem Industries, Inc., 6.50%, 2/01/22 (c)		3,550	3,514,500
USG Corp., 9.75%, 1/15/18		3,935	4,633,462
			25,668,529
Capital Markets — 1.4%
American Capital Ltd., 6.50%, 9/15/18 (c)		3,840	4,032,000
Blackstone CQP Holdco LP, 9.30%, 3/18/19		16,121	16,443,093
E*Trade Financial Corp. (f)(i):
0.00%, 8/31/19 (c)		1,206	2,604,206
Series A, 0.00%, 8/31/19		373	805,447
			23,884,746
Chemicals — 1.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	500	696,393
7.38%, 5/01/21 (c)	USD	1,760	1,918,400
See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Axiall Corp., 4.88%, 5/15/23	USD	629	$629,786
Basell Finance Co. BV, 8.10%, 3/15/27 (c)		2,115	2,876,174
Celanese US Holdings LLC:
5.88%, 6/15/21		1,848	2,028,180
4.63%, 11/15/22		1,565	1,592,387
Huntsman International LLC:
8.63%, 3/15/21		945	1,037,138
5.13%, 4/15/21	EUR	1,779	2,453,224
INEOS Finance PLC, 8.38%, 2/15/19 (c)	USD	100	108,500
INEOS Group Holdings SA:
6.13%, 8/15/18 (c)		2,125	2,194,062
6.50%, 8/15/18	EUR	378	517,265
5.75%, 2/15/19		506	684,804
LSB Industries, Inc., 7.75%, 8/01/19	USD	1,313	1,434,453
Montichem Holdco SA, 5.25%, 6/15/21	EUR	311	414,053
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	510	512,550
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		811	894,128
PolyOne Corp.:
7.38%, 9/15/20		1,205	1,298,388
5.25%, 3/15/23		1,506	1,554,945
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,596	1,659,840
			24,504,670
Commercial Services & Supplies — 3.0%
AA Bond Co., Ltd., 9.50%, 7/31/19	GBP	996	1,834,983
ADS Waste Holdings, Inc., 8.25%, 10/01/20	USD	1,546	1,646,490
ARAMARK Corp., 5.75%, 3/15/20		3,608	3,779,380
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		3,002	3,391,597
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)		649	664,815
Bilbao Luxembourg SA, (10.5% Cash or 11.25% PIK), 10.50%, 12/01/18 (e)	EUR	400	568,809
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)	USD	3,057	3,179,280
Covanta Holding Corp.:
6.38%, 10/01/22		2,970	3,185,325
5.88%, 3/01/24		1,180	1,221,300
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (c)		2,738	2,799,605
Mobile Mini, Inc., 7.88%, 12/01/20		2,040	2,203,200
Mustang Merger Corp., 8.50%, 8/15/21 (c)		2,688	2,829,120
United Rentals North America, Inc.:
7.38%, 5/15/20		1,890	2,060,100
8.25%, 2/01/21		2,168	2,384,800
7.63%, 4/15/22		9,095	10,209,137
6.13%, 6/15/23		1,055	1,126,212
5.75%, 11/15/24		5,256	5,505,660
Verisure Holding AB:
8.75%, 9/01/18	EUR	790	1,105,533
8.75%, 12/01/18		673	943,536
			50,638,882
Communications Equipment — 2.1%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (c)	USD	1,735	1,761,025
6.75%, 11/15/20 (c)		3,755	3,970,912
6.45%, 3/15/29		4,078	3,986,245
Avaya, Inc. (c):
7.00%, 4/01/19		1,505	1,497,475
10.50%, 3/01/21		1,355	1,243,213
CommScope, Inc. (c):
5.00%, 6/15/21		1,475	1,497,125
5.50%, 6/15/24		1,413	1,437,727
Nokia OYJ, 5.00%, 10/26/17 (f)	EUR	800	2,798,398
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	USD	5,725	6,175,844
10.13%, 7/01/20		9,470	10,772,125
			35,140,089

Corporate Bonds		Par (000)	Value
Construction & Engineering — 0.8%
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	960	$1,290,051
Astaldi SpA, 7.13%, 12/01/20		2,654	3,752,322
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)	USD	1,032	1,091,340
H&E Equipment Services, Inc., 7.00%, 9/01/22		2,462	2,689,735
Novafives SAS:
4.21%, 6/30/20 (d)	EUR	455	600,537
4.50%, 6/30/21		320	426,561
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)	USD	2,852	3,001,730
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		862	853,380
			13,705,656
Construction Materials — 2.4%
HD Supply, Inc.:
8.13%, 4/15/19		13,109	14,288,810
11.00%, 4/15/20		9,123	10,559,872
7.50%, 7/15/20		12,975	13,948,125
Kerneos Tech Group SAS:
4.92%, 3/01/21 (d)	EUR	194	257,989
5.75%, 3/01/21		262	358,025
Officine MaccaFerri SpA, 5.75%, 6/01/21		780	1,040,767
			40,453,588
Consumer Finance — 0.3%
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	USD	1,120	1,207,972
6.63%, 8/15/17		361	412,299
8.13%, 1/15/20		500	634,775
IVS F. SpA, 7.13%, 4/01/20	EUR	1,260	1,771,600
Springleaf Finance Corp.:
6.90%, 12/15/17	USD	315	344,137
7.75%, 10/01/21		297	337,095
8.25%, 10/01/23		539	623,892
			5,331,770
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (c)		1,504	1,519,040
6.00%, 6/30/21 (c)		1,825	1,806,750
4.25%, 1/15/22	EUR	1,855	2,406,910
Ball Corp., 4.00%, 11/15/23	USD	1,129	1,081,017
Beverage Packaging Holdings Luxembourg II SA (c):
5.63%, 12/15/16		2,113	2,149,977
6.00%, 6/15/17		2,137	2,169,055
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		93	99,278
Crown European Holdings SA, 4.00%, 7/15/22	EUR	1,325	1,802,789
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	2,080	2,168,400
Metsa Board OYJ, 4.00%, 3/13/19	EUR	550	750,669
OI European Group BV, 4.88%, 3/31/21		1,057	1,496,356
Pactiv LLC:
7.95%, 12/15/25	USD	4,267	4,597,692
8.38%, 4/15/27		553	595,858
SGD Group SAS, 5.63%, 5/15/19	EUR	405	540,206
Tekni-Plex, Inc., 9.75%, 6/01/19 (c)	USD	1,907	2,092,932
			25,276,929
Distributors — 0.4%
VWR Funding, Inc., 7.25%, 9/15/17		6,554	6,914,470
Diversified Consumer Services — 0.5%
APX Group, Inc.:
6.38%, 12/01/19		580	588,700
8.75%, 12/01/20		599	596,005
Garda World Security Corp., 7.25%, 11/15/21 (c)		702	718,673
Laureate Education, Inc., 9.25%, 9/01/19 (c)		5,935	6,083,375
			7,986,753
See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Diversified Financial Services — 4.7%
Aircastle Ltd., 6.25%, 12/01/19	USD	1,795	$1,943,088
Ally Financial, Inc.:
7.50%, 9/15/20		1,141	1,364,921
8.00%, 11/01/31		20,980	27,136,117
CE Energy AS, 7.00%, 2/01/21	EUR	745	1,016,825
Co-Operative Group Holdings, 6.88%, 7/08/20 (j)	GBP	730	1,293,714
DFC Finance Corp., 10.50%, 6/15/20 (c)	USD	2,745	2,782,744
Ford Motor Credit Co. LLC, 5.88%, 8/02/21		200	235,032
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,417	4,254,283
Jarden Corp., 1.88%, 9/15/18 (f)	USD	100	137,875
Jefferies Finance LLC/JFIN Co-Issuer Corp. (c):
7.38%, 4/01/20		3,410	3,563,450
6.88%, 4/15/22		2,987	2,994,467
JPMorgan Chase & Co., 6.75% (d)(g)		5,674	6,092,457
Lehman Brother Holding Escrow, 1.00%, 9/22/18		430	86,000
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/14	EUR	350	94,276
4.75%, 1/16/15		1,890	509,090
1.00%, 2/05/15		3,950	1,012,070
1.00%, 12/31/49	USD	1,535	307,000
Leucadia National Corp., 8.13%, 9/15/15		4,503	4,801,324
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		2,140	2,222,925
9.00%, 4/15/19		3,405	3,575,250
7.88%, 8/15/19		728	788,060
9.88%, 8/15/19		3,015	3,342,881
5.75%, 10/15/20		9,982	10,431,190
8.25%, 2/15/21		631	688,579
			80,673,618
Diversified Telecommunication Services — 3.7%
CenturyLink, Inc.:
6.45%, 6/15/21		1,125	1,231,875
Series V, 5.63%, 4/01/20		5,420	5,731,650
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)		2,350	2,329,437
Consolidated Communications Finance Co., 10.88%, 6/01/20		1,915	2,211,825
Frontier Communications Corp., 8.50%, 4/15/20		2,900	3,371,250
Level 3 Communications, Inc., 8.88%, 6/01/19		1,780	1,922,400
Level 3 Financing, Inc.:
8.13%, 7/01/19		7,665	8,297,362
7.00%, 6/01/20		2,395	2,580,612
8.63%, 7/15/20		8,235	9,120,262
Telecom Italia SpA:
6.13%, 11/15/16 (f)	EUR	1,600	2,500,710
6.38%, 6/24/19	GBP	900	1,623,047
4.88%, 9/25/20	EUR	870	1,254,350
4.50%, 1/25/21		1,350	1,911,606
5.88%, 5/19/23	GBP	1,900	3,317,855
Telefonica SA, Series TIT, 6.00%, 7/24/17 (f)	EUR	900	1,208,926
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		1,362	1,941,716
6.75%, 8/15/24		1,982	2,912,826
tw telecom holdings, Inc., 5.38%, 10/01/22	USD	4,630	5,035,125
Windstream Corp.:
7.75%, 10/15/20		1,648	1,775,720
7.75%, 10/01/21		1,720	1,874,800
6.38%, 8/01/23		315	315,788
			62,469,142
Electric Utilities — 0.4%
Homer City Generation LP (e):
8.14%, 10/01/19		850	909,500
8.73%, 10/01/26		2,165	2,294,900
Miran Mid-Atlantic Pass Through Trust:
Series B, 9.13%, 6/30/17		989	1,065,641
Series C, 10.06%, 12/30/28		2,237	2,513,806
			6,783,847

Corporate Bonds		Par (000)	Value
Electrical Equipment — 0.3%
Belden, Inc., 5.50%, 4/15/23	EUR	600	$821,876
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (c)	USD	1,421	1,531,127
Rexel SA, 5.25%, 6/15/20 (c)		205	209,100
Techem Energy Metering Service GmbH & Co., 7.88%, 10/01/20	EUR	210	306,282
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	1,511	2,058,885
Trionista TopCo GmbH, 6.88%, 4/30/21		418	587,677
			5,514,947
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19	USD	102	109,650
Jabil Circuit, Inc., 8.25%, 3/15/18		1,310	1,542,525
			1,652,175
Energy Equipment & Services — 1.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20		780	826,800
Calfrac Holdings LP, 7.50%, 12/01/20 (c)		3,146	3,342,625
CGG SA, 7.75%, 5/15/17		499	505,238
Gates Global LLC / Gates Global Co., 5.75%, 7/15/22	EUR	110	140,227
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	USD	283	292,198
MEG Energy Corp. (c):
6.50%, 3/15/21		3,601	3,799,055
7.00%, 3/31/24		6,056	6,585,900
Peabody Energy Corp.:
6.00%, 11/15/18		3,526	3,631,780
6.25%, 11/15/21		2,174	2,165,847
7.88%, 11/01/26		2,795	2,878,850
Pioneer Energy Services Corp., 6.13%, 3/15/22 (c)		528	537,240
Precision Drilling Corp.:
6.63%, 11/15/20		425	450,500
5.25%, 11/15/24 (c)		4,147	4,147,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (c)		1,361	1,429,050
			30,732,310
Food & Staples Retailing — 0.8%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	1,427	2,511,177
8.75%, 6/15/20		795	1,432,004
Brakes Capital, 7.13%, 12/15/18		830	1,395,287
Labeyrie Fine Foods SAS, 5.63%, 3/15/21	EUR	250	341,627
Premier Foods Finance PLC, 6.50%, 3/15/21	GBP	159	258,685
R&R Ice Cream PLC:
4.75%, 5/15/20	EUR	745	978,893
5.50%, 5/15/20	GBP	200	327,069
9.25%, 5/15/18 (e)	EUR	823	1,103,959
Rite Aid Corp.:
9.25%, 3/15/20	USD	2,080	2,329,600
6.75%, 6/15/21		2,283	2,422,834
			13,101,135
Food Products — 0.7%
Boparan Finance PLC:
5.25%, 7/15/19	GBP	405	643,913
4.38%, 7/15/21	EUR	440	555,047
5.50%, 7/15/21	GBP	625	984,523
Findus Bondco SA:
9.13%, 7/01/18	EUR	830	1,183,278
9.50%, 7/01/18	GBP	465	833,728
JBS Investments GmbH, 7.75%, 10/28/20 (c)	USD	2,638	2,849,040
Smithfield Foods, Inc.:
5.88%, 8/01/21 (c)		891	953,370
6.63%, 8/15/22		2,626	2,888,600
Univeg Holding BV, 7.88%, 11/15/20	EUR	595	773,982
			11,665,481

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 0.7%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	900	$1,141,166
Biomet, Inc., 6.50%, 10/01/20	USD	2,801	2,986,566
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		2,106	2,237,625
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (c)		1,580	1,714,300
IDH Finance PLC:
6.00%, 12/01/18	GBP	614	1,060,106
6.00%, 12/01/18 (c)		200	345,311
Teleflex, Inc., 6.88%, 6/01/19	USD	1,635	1,729,012
			11,214,086
Health Care Providers & Services — 5.8%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22 (c)		1,145	1,156,450
Alere, Inc.:
7.25%, 7/01/18		802	846,110
8.63%, 10/01/18		2,834	2,975,700
Amsurg Corp., 5.63%, 7/15/22 (c)		4,868	4,977,530
Care UK Health & Social Care PLC, 5.56%, 7/15/19	GBP	1,253	2,028,164
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	4,465	4,643,600
6.88%, 2/01/22 (c)		4,448	4,726,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (c)	EUR	1,907	2,632,451
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	294	508,584
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24	USD	5,166	5,240,261
HCA Holdings, Inc., 7.75%, 5/15/21		2,666	2,905,940
HCA, Inc.:
3.75%, 3/15/19		2,911	2,932,833
6.50%, 2/15/20		9,730	10,885,437
5.88%, 3/15/22		3,565	3,876,937
4.75%, 5/01/23		1,487	1,500,011
5.88%, 5/01/23		4,096	4,362,240
5.00%, 3/15/24		1,250	1,273,438
Hologic, Inc., 6.25%, 8/01/20		6,719	7,088,545
Kindred Healthcare, Inc., 6.38%, 4/15/22 (c)		931	940,310
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (c)		1,280	1,339,200
Omnicare, Inc., 3.75%, 4/01/42 (f)		1,722	2,750,895
Priory Group No. 3 PLC, 7.00%, 2/15/18 (c)	GBP	2,017	3,489,162
Symbion, Inc., 8.00%, 6/15/16	USD	1,915	1,993,994
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,308	1,425,720
5.00%, 3/01/19 (c)		4,753	4,812,412
4.75%, 6/01/20		2,575	2,620,063
6.00%, 10/01/20		3,835	4,160,975
4.50%, 4/01/21		74	74,185
4.38%, 10/01/21		4,005	3,974,962
8.13%, 4/01/22		4,192	4,826,040
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	786	1,344,025
			98,312,174
Health Care Technology — 0.0%
IMS Health, Inc., 6.00%, 11/01/20 (c)	USD	795	835,744
Hotels, Restaurants & Leisure — 4.2%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		27,170	21,754,656
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (c)(e)		654	671,985
CDW LLC/CDW Finance Corp., 6.00%, 8/15/22		1,325	1,396,219
Cedar Funding Ltd., 5.38%, 6/01/24 (c)		1,070	1,075,350
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	3,382	4,599,311
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (f)	GBP	400	675,681
Enterprise Inns PLC, 6.50%, 12/06/18		1,598	2,833,054
Gamenet SpA, 7.25%, 8/01/18	EUR	1,255	1,698,642
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		2,164	3,002,902

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	894	$927,525
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (c)		1,220	1,250,500
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	713	939,188
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		2,140	3,184,423
MCE Finance Ltd., 5.00%, 2/15/21 (c)	USD	3,339	3,322,305
Regal Entertainment Group, 5.75%, 2/01/25		489	490,223
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)		3,247	3,287,587
Snai SpA, 7.63%, 6/15/18	EUR	1,025	1,451,176
Station Casinos LLC, 7.50%, 3/01/21	USD	5,095	5,502,600
Travelport LLC/Travelport Holdings, Inc. (c):
6.36%, 3/01/16 (d)		473	473,108
11.88%, 9/01/16		188	188,122
(11.38% Cash or 2.50% PIK), 13.88%, 3/01/16 (e)		5,152	5,178,074
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(h)		1,850	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	2,208	3,858,057
Vougeot Bidco PLC, 7.88%, 7/15/20		920	1,596,130
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	689	723,450
Wynn Macau Ltd., 5.25%, 10/15/21 (c)		2,425	2,467,438
			72,547,706
Household Durables — 2.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)		1,262	1,246,225
Beazer Homes USA, Inc.:
6.63%, 4/15/18		215	227,362
5.75%, 6/15/19		3,638	3,610,715
7.50%, 9/15/21		2,710	2,845,500
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)		2,275	2,414,344
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)		1,604	1,662,145
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)		4,360	4,687,000
PulteGroup, Inc., 6.38%, 5/15/33		1,050	1,050,000
The Ryland Group, Inc., 6.63%, 5/01/20		1,900	2,033,000
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	878	1,286,387
Standard Pacific Corp.:
10.75%, 9/15/16	USD	6,920	8,061,800
8.38%, 1/15/21		4,270	5,017,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (c):
7.75%, 4/15/20		1,650	1,786,125
5.25%, 4/15/21		1,484	1,498,840
Weyerhaeuser Real Estate Co. (c):
4.38%, 6/15/19		2,270	2,270,000
5.88%, 6/15/24		1,540	1,570,800
William Lyon Homes, Inc., 8.50%, 11/15/20		4,579	5,059,795
			46,327,288
Household Products — 0.4%
Ontex IV SA, 9.00%, 4/15/19	EUR	1,163	1,640,028
Spectrum Brands, Inc.:
6.75%, 3/15/20	USD	535	569,775
6.38%, 11/15/20		2,125	2,284,375
6.63%, 11/15/22		1,385	1,499,263
			5,993,441
Independent Power and Renewable Electricity Producers — 1.8%
Baytex Energy Corp. (c):
5.13%, 6/01/21		944	945,180
5.63%, 6/01/24		335	335,000

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
Calpine Corp.:
6.00%, 1/15/22 (c)	USD	676	$728,390
5.38%, 1/15/23		5,099	5,149,990
5.88%, 1/15/24 (c)		1,999	2,138,930
5.75%, 1/15/25		5,394	5,447,940
NRG Energy, Inc.:
7.63%, 1/15/18		7,493	8,437,118
6.25%, 5/01/24 (c)		3,606	3,723,195
NRG REMA LLC:
Series B, 9.24%, 7/02/17		117	125,097
Series C, 9.68%, 7/02/26		1,400	1,526,000
QEP Resources, Inc., 5.38%, 10/01/22		1,843	1,886,771
			30,443,611
Insurance — 1.2%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (c)		6,232	6,637,080
CNO Financial Group, Inc., 6.38%, 10/01/20 (c)		1,244	1,331,080
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	600	994,845
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)	USD	3,920	4,125,800
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		3,650	3,896,375
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	775	1,325,833
TMF Group Holding BV, 9.88%, 12/01/19	EUR	1,140	1,621,780
			19,932,793
Internet Software & Services — 0.4%
Bankrate, Inc., 6.13%, 8/15/18 (c)	USD	1,128	1,161,840
Cerved Group SpA:
6.38%, 1/15/20	EUR	601	842,988
8.00%, 1/15/21		400	581,291
Interactive Data Corp., 5.88%, 4/15/19 (c)	USD	4,101	4,085,621
			6,671,740
IT Services — 4.7%
Ceridian Corp., 8.88%, 7/15/19 (c)		10,750	12,040,000
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		13,854	15,828,195
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (c)		6,190	6,273,565
Epicor Software Corp., 8.63%, 5/01/19		3,077	3,300,083
First Data Corp.:
7.38%, 6/15/19 (c)		8,670	9,255,225
8.88%, 8/15/20 (c)		2,745	2,992,050
6.75%, 11/01/20 (c)		4,293	4,647,172
8.25%, 1/15/21 (c)		1,394	1,519,460
10.63%, 6/15/21		2,111	2,448,760
11.75%, 8/15/21		5,966	7,054,795
(8.75% Cash or 10.00% PIK), 8.75%, 1/15/22 (c)(e)		365	399,675
SunGard Data Systems, Inc.:
7.38%, 11/15/18		3,100	3,239,500
6.63%, 11/01/19		7,950	8,327,625
WEX, Inc., 4.75%, 2/01/23 (c)		2,728	2,618,880
			79,944,985
Machinery — 0.2%
Galapagos Holding SA, 7.00%, 6/15/22	EUR	475	610,502
Galapagos SA, 5.38%, 6/15/21		325	431,304
Selecta Group BV, 6.50%, 6/15/20		1,060	1,442,105
SPX Corp., 6.88%, 9/01/17	USD	980	1,080,450
			3,564,361
Media — 10.4%
Adria Bidco BV, 7.88%, 11/15/20	EUR	600	842,965
Altice Financing SA, 6.50%, 1/15/22 (c)	USD	2,410	2,536,525
Altice SA:
7.25%, 5/15/22	EUR	2,010	2,800,373
7.75%, 5/15/22 (c)	USD	2,645	2,810,312
AMC Networks, Inc.:
7.75%, 7/15/21		1,250	1,379,688
4.75%, 12/15/22		1,613	1,633,163
Cablevision Systems Corp., 5.88%, 9/15/22		3,070	3,116,050

Corporate Bonds		Par (000)	Value
Media (continued)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (c):
5.25%, 2/15/22	USD	650	$664,625
5.63%, 2/15/24		983	1,012,490
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		3,986	4,045,790
5.13%, 2/15/23		4,230	4,208,850
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(c)(h)		3,439	—
Clear Channel Communications, Inc.:
9.00%, 12/15/19		3,789	3,921,615
9.00%, 3/01/21		1,407	1,459,763
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		4,069	4,353,830
6.50%, 11/15/22		11,724	12,530,445
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (c)(f)		4,706	5,341,310
Columbus International, Inc., 7.38%, 3/30/21 (c)		3,455	3,761,631
DISH DBS Corp.:
4.25%, 4/01/18		3,209	3,285,214
5.13%, 5/01/20		4,652	4,768,300
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		901	955,060
Gannett Co., Inc.:
5.13%, 10/15/19 (c)		857	878,425
5.13%, 7/15/20		506	517,385
6.38%, 10/15/23 (c)		1,314	1,396,125
Gray Television, Inc., 7.50%, 10/01/20		1,743	1,838,865
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (c)		4,510	5,062,475
Inmarsat Finance PLC, 4.88%, 5/15/22 (c)		2,805	2,812,012
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		1,040	1,086,800
5.50%, 8/01/23		5,015	4,996,194
Intelsat Luxembourg SA, 6.75%, 6/01/18		5,500	5,761,250
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (c)		4,875	4,899,375
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		987	1,063,493
The McClatchy Co., 9.00%, 12/15/22		1,934	2,175,750
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		3,901	4,027,782
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		2,039	2,095,072
NBCUniversal Enterprise, Inc., 5.25% (c)(g)		400	417,000
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		1,023	1,084,380
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		1,545	1,560,450
Numericable Group SA:
5.38%, 5/15/22	EUR	890	1,239,463
6.00%, 5/15/22 (c)	USD	7,205	7,421,150
5.63%, 5/15/24	EUR	1,785	2,483,240
6.25%, 5/15/24 (c)	USD	1,285	1,325,156
Play Finance 2 SA, 5.25%, 2/01/19	EUR	1,070	1,465,678
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (c)	USD	1,009	1,049,360
Radio One, Inc., 9.25%, 2/15/20 (c)		2,686	2,793,440
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		1,450	1,547,875
Sinclair Television Group, Inc., 5.63%, 8/01/24 (c)		1,789	1,784,528
Sirius XM Holdings, Inc. (c):
4.25%, 5/15/20		2,309	2,262,820
5.75%, 8/01/21		1,811	1,883,440
Sterling Entertainment Corp., 10.00%, 12/15/19		4,810	4,906,200
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	4,494	6,276,309
5.50%, 1/15/23 (c)	USD	2,550	2,607,375
5.63%, 4/15/23	EUR	208	295,911

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
Unitymedia KabelBW GmbH:
9.63%, 12/01/19	EUR	100	$139,794
9.50%, 3/15/21		2,061	3,053,327
Univision Communications, Inc. (c):
8.50%, 5/15/21	USD	1,597	1,748,715
5.13%, 5/15/23		3,720	3,896,700
UPCB Finance II Ltd., 6.38%, 7/01/20 (c)	EUR	4,437	6,171,167
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	5,502	9,556,603
VTR Finance BV, 6.88%, 1/15/24 (c)	USD	1,727	1,852,208
Wave Holdco LLC/Wave Holdco Corp., 8.25%, 7/15/19 (c)(f)		2,710	2,784,525
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		2,248	2,450,320
			178,096,136
Metals & Mining — 3.5%
Arch Coal, Inc.:
7.00%, 6/15/19		1,614	1,149,975
7.25%, 10/01/20		678	471,210
7.25%, 6/15/21		500	331,250
Constellium NV:
4.63%, 5/15/21	EUR	1,270	1,735,465
5.75%, 5/15/24 (c)	USD	3,385	3,520,400
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	2,090	2,814,809
First Quantum Minerals Ltd. (c):
6.75%, 2/15/20	USD	1,954	2,027,275
7.25%, 5/15/22		583	615,065
Global Brass & Copper, Inc., 9.50%, 6/01/19		4,660	5,236,675
Imperial Metals Corp., 7.00%, 3/15/19 (c)		230	216,775
Kaiser Aluminum Corp., 8.25%, 6/01/20		1,240	1,384,150
New Gold, Inc., 6.25%, 11/15/22 (c)		112	117,600
Novelis, Inc., 8.75%, 12/15/20		12,130	13,418,813
Ovako AB, 6.50%, 6/01/19	EUR	935	1,240,829
Peabody Energy Corp., 6.50%, 9/15/20	USD	1,505	1,514,406
Peninsula Energy Ltd., 11.00%, 12/14/14		2,800	2,800,000
Perstorp Holding AB, 8.75%, 5/15/17 (c)		990	1,056,825
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		1,740	1,853,100
Steel Dynamics, Inc.:
6.38%, 8/15/22		1,345	1,439,150
5.25%, 4/15/23		1,168	1,185,520
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	2,040	2,803,732
Vedanta Resources PLC, 8.25%, 6/07/21 (c)	USD	1,565	1,760,625
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		10,804	11,668,320
			60,361,969
Multiline Retail — 1.1%
CST Brands, Inc., 5.00%, 5/01/23		2,083	2,083,000
Debenhams PLC, 5.25%, 7/15/21	GBP	1,155	1,898,299
Dufry Finance SCA:
5.50%, 10/15/20 (c)	USD	1,927	2,004,176
4.50%, 7/15/22	EUR	670	918,580
Hema Bondco I BV, 6.25%, 6/15/19		2,105	2,791,820
The Neiman Marcus Group Ltd., 8.00%, 10/15/21 (c)	USD	7,817	8,432,589
			18,128,464
Oil, Gas & Consumable Fuels — 13.4%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		1,325	1,407,812
6.13%, 7/15/22		1,520	1,653,000
4.88%, 5/15/23		3,612	3,801,630
4.88%, 3/15/24		1,861	1,956,841
American Energy-Permian Basin LLC/AEPB Finance Corp. (c):
7.13%, 11/01/20		1,700	1,649,000
7.38%, 11/01/21		1,455	1,418,625

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Antero Resources Finance Corp., 5.38%, 11/01/21	USD	1,942	$2,000,260
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21		1,053	1,142,505
6.00%, 5/01/22 (c)		2,032	2,092,960
Berry Petroleum Co., 6.38%, 9/15/22		1,755	1,829,587
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		637	668,850
5.75%, 2/01/23		3,616	3,652,160
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		1,420	1,505,200
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		1,321	1,413,470
Chaparral Energy, Inc., 7.63%, 11/15/22		1,220	1,309,975
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,632	1,880,880
6.88%, 11/15/20		1,641	1,903,560
6.13%, 2/15/21		524	593,430
5.75%, 3/15/23		1,863	2,079,574
Cimarex Energy Co., 4.38%, 6/01/24		1,349	1,404,646
Concho Resources, Inc.:
7.00%, 1/15/21		465	505,688
5.50%, 10/01/22		2,016	2,157,120
5.50%, 4/01/23		2,253	2,405,077
CONSOL Energy, Inc., 5.88%, 4/15/22 (c)		11,028	11,524,260
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		1,207	1,249,245
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (c)		3,710	3,830,575
Denbury Resources, Inc.:
5.50%, 5/01/22		1,481	1,518,025
4.63%, 7/15/23		1,745	1,683,925
Diamondback Energy, Inc., 7.63%, 10/01/21 (c)		2,449	2,681,655
El Paso LLC:
7.80%, 8/01/31		2,547	3,158,280
7.75%, 1/15/32		5,669	7,100,422
Energy Transfer Equity LP, 5.88%, 1/15/24		7,967	8,415,144
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		2,600	2,756,000
7.75%, 6/15/19		2,025	2,116,125
6.88%, 3/15/24 (c)		1,141	1,160,968
EnQuest PLC, 7.00%, 4/15/22 (c)		1,206	1,212,030
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		518	546,490
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		820	848,700
EXCO Resources, Inc., 7.50%, 9/15/18		1,290	1,277,100
Gulfport Energy Corp., 7.75%, 11/01/20 (c)		1,041	1,119,075
Halcon Resources Corp.:
9.75%, 7/15/20		2,146	2,312,315
8.88%, 5/15/21		4,236	4,458,390
9.25%, 2/15/22		1,257	1,349,704
Hilcorp Energy I LP/Hilcorp Finance Co. (c):
7.63%, 4/15/21		1,472	1,586,080
5.00%, 12/01/24		2,448	2,441,880
Ithaca Energy, Inc., 8.13%, 7/01/19 (c)		1,660	1,678,675
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (c)		1,400	1,477,000
Kinder Morgan, Inc. (c):
5.00%, 2/15/21		1,130	1,209,100
5.63%, 11/15/23		1,146	1,263,465
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		892	941,060
Laredo Petroleum, Inc., 7.38%, 5/01/22		3,065	3,356,175
Legacy Reserves LP/Legacy Reserves Finance Corp.:
6.63%, 12/01/21		843	853,538
6.63%, 12/01/21 (c)		1,390	1,407,375
Lightstream Resources Ltd., 8.63%, 2/01/20 (c)		1,441	1,491,435

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19	USD	243	$250,138
6.25%, 11/01/19		1,904	1,965,880
8.63%, 4/15/20		4,564	4,872,070
7.75%, 2/01/21		365	388,725
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		674	724,550
4.50%, 7/15/23		1,720	1,747,950
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		1,091	1,131,913
Memorial Resource Development Corp., 5.88%, 7/01/22 (c)		3,644	3,698,660
Newfield Exploration Co., 6.88%, 2/01/20		4,325	4,541,250
NGPL PipeCo LLC (c):
7.12%, 12/15/17		3,130	3,239,550
9.63%, 6/01/19		891	973,418
Northern Oil and Gas, Inc., 8.00%, 6/01/20		835	876,750
Oasis Petroleum, Inc., 6.50%, 11/01/21		1,625	1,734,687
Offshore Group Investment Ltd., 7.50%, 11/01/19		2,521	2,577,722
Pacific Drilling SA, 5.38%, 6/01/20 (c)		2,069	2,017,275
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (c)		4,536	4,808,160
PDC Energy, Inc., 7.75%, 10/15/22		995	1,089,525
Penn Virginia Corp., 8.50%, 5/01/20		2,035	2,238,500
Petrobras Global Finance BV, 3.00%, 1/15/19		1,927	1,898,808
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)		3,816	4,025,880
QEP Resources, Inc., 5.25%, 5/01/23		800	810,000
Range Resources Corp.:
6.75%, 8/01/20		658	704,060
5.75%, 6/01/21		568	606,340
5.00%, 8/15/22		530	563,788
5.00%, 3/15/23		1,193	1,267,562
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		628	675,100
4.50%, 11/01/23		2,835	2,856,262
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (c)		460	494,500
Rockies Express Pipeline LLC, 6.00%, 1/15/19 (c)		2,524	2,681,750
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (c)		1,747	1,781,940
Rosetta Resources, Inc.:
5.63%, 5/01/21		256	262,080
5.88%, 6/01/24		1,007	1,024,623
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		1,908	1,984,320
5.63%, 4/15/23 (c)		3,087	3,210,480
5.75%, 5/15/24 (c)		3,005	3,125,200
Sabine Pass LNG LP, 7.50%, 11/30/16		8,155	8,858,369
Sanchez Energy Corp., 6.13%, 1/15/23 (c)		2,942	3,044,970
SandRidge Energy, Inc.:
8.75%, 1/15/20		141	148,050
7.50%, 3/15/21		350	367,500
7.50%, 2/15/23		1,378	1,433,120
Seven Generations Energy Ltd., 8.25%, 5/15/20 (c)		5,098	5,607,800
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (c)		1,133	1,166,990
Seventy Seven Operating LLC, 6.63%, 11/15/19		2,269	2,427,830
SM Energy Co.:
6.63%, 2/15/19		1,174	1,226,830
6.50%, 1/01/23		951	1,031,835
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		1,566	1,722,600
5.50%, 8/15/22		1,711	1,745,220

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22	USD	3,852	$4,179,420
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		673	704,968
Triangle USA Petroleum Corp., 6.75%, 7/15/22 (c)		1,057	1,080,783
Ultra Petroleum Corp., 5.75%, 12/15/18 (c)		2,596	2,680,370
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		1,500	1,593,750
Whiting Petroleum Corp.:
5.00%, 3/15/19		1,770	1,867,350
5.75%, 3/15/21		1,837	2,016,107
The Williams Cos., Inc., 4.55%, 6/24/24		940	946,616
			229,155,955
Paper & Forest Products — 0.2%
Clearwater Paper Corp., 4.50%, 2/01/23		245	237,650
Mercer International, Inc., 9.50%, 12/01/17		1,175	1,246,969
NewPage Corp., 11.38%, 12/31/14 (a)(h)		10,925	1
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	530	691,170
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)	USD	1,335	1,375,050
			3,550,840
Pharmaceuticals — 2.1%
Endo Finance LLC/Endo Finco, Inc. (c):
7.25%, 1/15/22		696	754,290
5.38%, 1/15/23		1,070	1,067,325
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (c)		4,047	4,158,292
Jaguar Holding Co. I, (9.38% Cash or 10.13% PIK), 9.38%, 10/15/17 (c)(e)		1,320	1,357,950
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (c)		3,596	3,910,650
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)		4,760	4,861,150
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (c)		755	828,613
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (c)		1,162	1,260,770
Valeant Pharmaceuticals International, Inc. (c):
6.75%, 8/15/18		9,461	10,123,270
6.38%, 10/15/20		2,970	3,107,363
7.50%, 7/15/21		1,375	1,498,750
6.75%, 8/15/21		2,241	2,355,851
			35,284,274
Professional Services — 0.2%
Truven Health Analytics, Inc., 10.63%, 6/01/20		2,840	3,053,000
Real Estate Investment Trusts (REITs) — 0.6%
Felcor Lodging LP:
6.75%, 6/01/19		5,386	5,682,230
5.63%, 3/01/23		1,422	1,439,775
Host Hotels & Resorts LP, 2.50%, 10/15/29 (c)(e)		815	1,425,741
iStar Financial, Inc.:
4.00%, 11/01/17		685	681,575
5.00%, 7/01/19		480	480,000
Rayonier AM Products, Inc., 5.50%, 6/01/24 (c)		414	405,720
			10,115,041
Real Estate Management & Development — 1.5%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (c)		4,515	4,966,500
The Howard Hughes Corp., 6.88%, 10/01/21 (c)		1,369	1,449,429
Realogy Corp. (c):
7.63%, 1/15/20		842	917,780
9.00%, 1/15/20		1,269	1,418,108
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (c)		5,542	5,542,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		1,065	1,107,600
RPG Byty Sro, 6.75%, 5/01/20	EUR	1,146	1,550,960

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	USD	6,320	$6,825,600
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (c)		2,305	2,322,287
			26,100,264
Road & Rail — 1.0%
EC Finance PLC, 5.13%, 7/15/21	EUR	675	902,109
Florida East Coast Holdings Corp. (c):
6.75%, 5/01/19	USD	3,372	3,557,460
9.75%, 5/01/20		1,520	1,607,400
The Hertz Corp.:
7.50%, 10/15/18		3,220	3,360,875
6.75%, 4/15/19		1,615	1,693,731
5.88%, 10/15/20		370	380,638
7.38%, 1/15/21		2,360	2,525,200
6.25%, 10/15/22		1,475	1,537,687
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		1,093	1,117,593
			16,682,693
Semiconductors & Semiconductor Equipment — 0.5%
Micron Technology, Inc., 5.50%, 2/01/25 (c)		4,645	4,703,063
NXP BV/NXP Funding LLC (c):
3.75%, 6/01/18		2,235	2,246,175
5.75%, 2/15/21		2,065	2,168,250
			9,117,488
Software — 1.7%
Audatex North America, Inc., 6.13%, 11/01/23 (c)		1,350	1,431,000
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		2,672	2,698,720
Igloo Holdings Corp., (8.25% Cash or 9.00% PIK), 8.25%, 12/15/17 (c)(e)		1,636	1,676,900
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (c)(e)		4,891	4,976,592
Infor US, Inc., 9.38%, 4/01/19		9,815	10,796,500
Nuance Communications, Inc., 5.38%, 8/15/20 (c)		5,035	5,060,175
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (c)		2,437	2,650,238
			29,290,125
Specialty Retail — 1.9%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		2,030	2,222,850
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.00%, 6/01/21 (c)		2,028	2,043,210
The Hillman Group, Inc., 6.38%, 7/15/22 (c)		1,438	1,434,405
House of Fraser Funding PLC, 8.88%, 8/15/18 (c)	GBP	1,532	2,709,279
L Brands, Inc., 8.50%, 6/15/19	USD	3,925	4,729,625
Magnolia BC SA, 9.00%, 8/01/20	EUR	1,077	1,425,822
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	438	770,775
Party City Holdings, Inc., 8.88%, 8/01/20	USD	3,489	3,846,622
PC Nextco Holdings LLC/PC Nextco Finance, Inc., (8.75% Cash or 9.50% PIK), 8.75%, 8/15/19 (c)(e)		1,575	1,618,313
Penske Automotive Group, Inc., 5.75%, 10/01/22		1,775	1,837,125
QVC, Inc. (c):
7.50%, 10/01/19		3,180	3,319,475
7.38%, 10/15/20		1,640	1,753,012
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		2,359	2,488,745
THOM Europe SAS, 7.38%, 7/15/19	EUR	1,190	1,528,419
Twin Set-Simona Barbieri SpA, 6.08%, 7/15/19 (d)		649	820,861
			32,548,538
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22	USD	2,430	2,642,625
Polymer Group, Inc., 6.88%, 6/01/19 (c)		900	910,125
PVH Corp., 4.50%, 12/15/22		1,401	1,390,492
Springs Industries, Inc., 6.25%, 6/01/21		2,777	2,790,885
The William Carter Co., 5.25%, 8/15/21		1,398	1,460,910
			9,195,037

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.:
3.00%, 11/15/17 (f)	USD	330	$466,125
2.25%, 3/01/19 (f)		712	1,042,190
5.50%, 6/01/19		926	944,520
			2,452,835
Trading Companies & Distributors — 0.3%
Ashtead Capital, Inc., 6.50%, 7/15/22 (c)		4,976	5,411,400
Transportation Infrastructure — 0.4%
Aguila 3 SA:
7.88%, 1/31/18 (c)		3,894	4,049,760
7.88%, 1/31/18		150	156,000
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (c)(e)		2,553	2,540,235
			6,745,995
Wireless Telecommunication Services — 5.5%
Crown Castle International Corp., 5.25%, 1/15/23		4,871	5,030,818
Digicel Group Ltd., (c):
8.25%, 9/30/20		3,495	3,774,600
7.13%, 4/01/22		6,215	6,448,062
Digicel Ltd., 6.00%, 4/15/21 (c)		7,619	7,847,570
The Geo Group, Inc., 5.88%, 1/15/22		2,220	2,269,950
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	1,694	2,875,572
9.50%, 4/01/18 (c)		2,015	3,420,470
SBA Communications Corp., 4.88%, 7/15/22 (c)	USD	3,280	3,230,800
Sprint Capital Corp., 8.75%, 3/15/32		1,330	1,482,950
Sprint Communications, Inc. (c):
9.00%, 11/15/18		13,529	16,082,599
7.00%, 3/01/20		6,812	7,595,380
Sprint Corp. (c):
7.88%, 9/15/23		4,899	5,254,178
7.13%, 6/15/24		4,577	4,668,540
T-Mobile USA, Inc.:
6.63%, 4/28/21		5,880	6,188,700
6.13%, 1/15/22		367	380,304
6.73%, 4/28/22		6,145	6,482,975
6.50%, 1/15/24		2,638	2,743,520
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	4,549	6,007,044
4.20%, 7/15/20 (d)		2,115	2,789,425
			94,573,457
Total Corporate Bonds — 104.5%			1,783,122,533

Floating Rate Loan Interests (d)
Air Freight & Logistics — 0.2%
CEVA Group PLC, Synthetic Line of Credit, 6.50%, 3/19/21	USD	1,149	1,108,486
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,208	1,179,874
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		208	203,427
CEVA Logistics U.S. Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,667	1,627,412
			4,119,199
Airlines — 0.9%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,355	2,332,041
Northwest Airlines, Inc.:
2.18%, 3/10/17		5,315	5,169,162
1.56%, 9/10/18		7,307	6,965,484
			14,466,687
Auto Components — 0.6%
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		11,030	10,943,304

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (d)		Par (000)	Value
Building Products — 0.1%
Wilsonart LLC, Term Loan B, 4.00%, 10/31/19	USD	2,315	$2,283,896
Capital Markets — 0.3%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18		2,300	2,279,300
Term Loan B, 6.75%, 4/30/18		200	197,505
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		2,983	2,968,448
			5,445,253
Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		297	295,043
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		1,615	1,617,697
			1,912,740
Commercial Services & Supplies — 0.3%
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		1,446	1,444,230
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		838	841,706
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,633	2,610,823
			4,896,759
Communications Equipment — 1.0%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		2,465	2,440,966
2nd Lien Term Loan, 8.00%, 8/01/22		6,800	6,880,784
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19		6,981	6,950,643
			16,272,393
Construction Materials — 0.3%
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		4,827	4,800,237
Containers & Packaging — 0.0%
Tekni-Plex, Inc., Term Loan B, 4.75%, 8/25/19		383	381,157
Diversified Telecommunication Services — 0.3%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,962	2,974,665
Level 3 Financing, Inc., 2019 Term Loan, 4.00%, 8/01/19		1,785	1,776,450
			4,751,115
Electric Utilities — 0.5%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		1,919	1,920,425
American Energy — Utica LLC, 2nd Lien Term Loan, 5.50%, 9/30/18		5,775	6,178,983
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		1,168	1,173,389
			9,272,797
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, 3.75%, 5/05/16		5,613	5,645,863
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		995	993,090
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		600	606,498
Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		3,616	3,623,315
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		1,235	1,253,846
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/09/20 (k)		966	964,926
			5,842,087

Floating Rate Loan Interests (d)		Par (000)	Value
Hotels, Restaurants & Leisure — 4.0%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20	USD	1,903	$1,899,242
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		2,336	2,318,452
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		6,186	6,193,972
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.95%, 3/01/17		6,749	6,323,721
Term Loan B7, 9.75%, 3/01/17		6,803	6,570,644
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/12/20		8,397	8,240,913
Diamond Resorts Corporation, Term Loan, 5.50%, 5/09/21		2,875	2,889,375
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		1,410	1,422,337
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		3,241	3,219,659
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		5,545	5,536,120
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,774	1,761,914
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		2,438	2,425,399
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		3,578	3,560,073
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		4,920	4,900,277
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21 (k)		6,980	7,009,107
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 4.00%, 12/01/16		2,558	2,557,551
2nd Lien Term Loan 1, 9.50%, 1/29/16		547	557,224
Refinancing Term Loan, 6.25%, 6/26/19		1,267	1,285,702
			68,671,682
Independent Power and Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		2,730	2,732,730
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		6,384	6,244,162
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 4.25%, 12/20/19		1,654	1,643,914
Internet Software & Services — 0.2%
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		3,650	3,659,125
IT Services — 1.0%
Ceridian LLC:
Term Loan B1, 4.16%, 5/09/17		806	804,636
Term Loan B2, 4.50%, 9/14/20		841	839,662
First Data Corp.:
2018 Extended Term Loan, 3.66%, 3/23/18		15,480	15,305,850
2018 Term Loan, 3.66%, 9/24/18		200	198,188
			17,148,336
Machinery — 1.3%
Gardner Denver, Inc.:
4.25%, 7/30/20		7,253	7,240,169
4.75%, 7/30/20	EUR	7,421	9,779,347
Hillman Group Inc. (The), Term Loan B, 4.50%, 6/30/21	USD	425	424,821
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,894	2,873,694
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,139	1,133,442
			21,451,473

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (d)		Par (000)	Value
Media — 1.0%
Cengage Learning Acquisitions, Inc.:
0.00%, 7/03/15 (a)(h)	USD	10,469	$1
7.00%, 3/31/20		5,120	5,150,711
Charter Communications Operating LLC, Term Loan G, 4.25%, 7/24/21 (k)		4,030	4,052,689
Clear Channel Communications, Inc.:
Term Loan B, 3.81%, 1/29/16		747	741,681
Term Loan D, 6.91%, 1/30/19		4,098	4,035,163
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		75	70,926
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		3,488	3,496,811
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		225	224,935
			17,772,917
Metals & Mining — 0.3%
FMG Resources (August 2006) Property Ltd., Term Loan B, 3.75%, 6/30/19		4,520	4,500,893
Multiline Retail — 0.3%
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 8.50%, 3/26/20		1,065	1,075,117
J.C. Penney Corporation, Inc., New Term Loan, 5.00%, 6/20/19		950	949,288
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,595	2,573,956
			4,598,361
Oil, Gas & Consumable Fuels — 0.2%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		1,711	1,663,612
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		2,093	2,097,939
			3,761,551
Pharmaceuticals — 0.7%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.16%, 2/27/21		4,773	4,736,667
Mallinckrodt International Finance SA, Term Loan B, 3.50%, 3/19/21		1,815	1,806,826
Par Pharmaceutical Cos, Inc., Term Loan B2, 4.00%, 9/30/19		3,940	3,905,748
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		1,377	1,375,619
			11,824,860
Professional Services — 0.3%
Advantage Sales & Marketing, Inc.:
1st Lien Term Loan, 4.25%, 7/23/21		1,645	1,628,052
2nd Lien Term Loan, 7.50%, 7/25/22		2,495	2,495,524
Delayed Draw Term Loan, 0.50%, 7/23/21 (k)		55	54,268
			4,177,844
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Letter of Credit, 4.40%, 10/10/16		230	228,456
Semiconductors & Semiconductor Equipment — 0.3%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		5,075	5,066,931
Software — 0.4%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		744	741,655
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		260	260,434
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,720	2,696,423
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		3,445	3,530,750
			7,229,262
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		6,134	6,041,805
Total Floating Rate Loan Interests — 16.4%			279,387,377
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (c)(d)	USD	3,829	$3,917,484

Other Interests (l)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,250	10,938
Media — 0.0%
Adelphia Escrow (a)		4,000	40
Adelphia Recovery Trust (a)		5,017	2,508
			2,548
Total Other Interests — 0.0%			13,486

Preferred Securities		Par (000)
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series L, 5.70% (d)(g)		5,978	6,171,305
Diversified Financial Services — 1.4%
Bank of America Corp. (d)(g):
Series U, 5.20%		1,165	1,122,769
Series V, 5.13%		5,620	5,562,002
Barclays PLC, 8.00% (d)(g)		985	1,397,927
Citigroup, Inc., Series D, 5.35% (d)(g)		1,055	1,007,387
JPMorgan Chase & Co. (d)(g):
Series Q, 5.15%		850	827,688
Series U, 6.13%		4,228	4,323,130
Series V, 5.00%		5,615	5,568,148
Morgan Stanley, Series H, 5.45% (d)(g)		4,815	4,899,262
			24,708,313
Total Capital Trusts — 1.8%			30,879,618

Preferred Stocks		Shares
Capital Markets — 0.4%
RBS Capital Funding Trust, Series F, 6.25%		93,975	2,277,954
RBS Capital Funding Trust VII, 6.08%		152,071	3,656,159
State Street Corp., Series D, 5.90% (d)		20,889	545,203
			6,479,316
Diversified Finance Services — 0.1%
Ally Financial, Inc., Series A, 8.50% (d)(g)		41,694	1,136,995
Media — 0.0%
Emmis Communications Corp., Series A, 6.25%		10,300	151,925
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp.:
5.75% (e)(g)		4,151	5,358,733
5.75% (c)		1,182	1,431,698
			6,790,431
Real Estate Management & Development — 0.1%
Concrete Investments II, 0.00%		4,997	1,011,134
Software — 1.3%
Amaya Gaming Group, Inc., 0.00%		19,851	22,866,140
Total Preferred Stocks — 2.3%			38,435,941

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Trust Preferred	Par (000)	Value
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.13% (d)	301,466	$8,074,489
Total Preferred Securities — 4.6%		77,390,048

Warrants (m)	Shares
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	89,790	4,857
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15)	31,614,557	275,843
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	6,494	30,206
Total Warrants — 0.0%		310,906
Total Long-Term Investments (Cost — $2,319,988,972) — 139.8%		2,383,983,860

Short-Term Securities	Par (000)	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	3,602,081	$3,602,081
Total Short-Term Securities (Cost — $3,602,081) — 0.2%		3,602,081

Options Purchased
(Cost —$38,133) — 0.0%		—
Total Investments (Cost — $2,323,629,186) — 140.0%		2,387,585,941
Liabilities in Excess of Other Assets — (40.0)%		(682,163,841)
Net Assets — 100.0%		$1,705,422,100

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security is held by a wholly owned subsidiary.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.
(e)	Convertible security.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Zero-coupon bond.
(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(k)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank Securities, Inc.	$7,009,107	$116,357
Goldman Sachs & Co.	$4,052,689	$42,839
Jefferies Co.	$964,926	$3,623
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$54,268	$(433)

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)
Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,737,587	1,864,494	3,602,081	$987
(o)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(662)	S&P 500 E-Mini Index	Chicago Mercantile	September 2014	USD	66,246,340	$(886,781)

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	229,000	USD	304,213	Citibank N.A.	10/21/14	$(3,230)
EUR	600,000	USD	802,889	Goldman Sachs Bank USA	10/21/14	(14,286)
EUR	1,050,000	USD	1,399,262	Goldman Sachs Bank USA	10/21/14	(19,206)
EUR	90,000	USD	120,103	State Street Bank and Trust Co.	10/21/14	(1,812)
EUR	1,981,000	USD	2,652,398	State Street Bank and Trust Co.	10/21/14	(48,694)
EUR	800,000	USD	1,068,796	Toronto —Dominion Bank	10/21/14	(17,325)
EUR	900,000	USD	1,205,825	UBS AG	10/21/14	(22,921)
GBP	310,000	USD	516,918	Citibank N.A.	10/21/14	(2,471)
GBP	830,000	USD	1,397,556	JPMorgan Chase Bank N.A.	10/21/14	(20,167)
GBP	70,000	USD	117,893	Royal Bank of Scotland PLC	10/21/14	(1,728)
GBP	260,000	USD	432,450	State Street Bank and Trust Co.	10/21/14	(979)
GBP	300,000	USD	505,665	The Bank of New York Mellon	10/21/14	(7,813)
USD	726,096	AUD	781,000	Deutsche Bank AG	10/21/14	(857)
USD	2,378,698	CAD	2,610,000	Goldman Sachs Bank USA	10/21/14	(19,029)
USD	24,413,429	CAD	26,710,000	Toronto —Dominion Bank	10/21/14	(124,229)
USD	23,007,275	CAD	24,783,000	UBS AG	10/21/14	239,893
USD	1,053,819	EUR	779,000	Bank of America N.A.	10/21/14	29,949
USD	138,701	EUR	103,000	Bank of America N.A.	10/21/14	3,324
USD	169,836,971	EUR	125,529,000	Citibank N.A.	10/21/14	4,849,397
USD	18,888	EUR	14,000	Citibank N.A.	10/21/14	487
USD	73,806,865	GBP	43,195,000	Bank of America N.A.	10/21/14	2,124,543
Total						$6,942,846

•	OTC options purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD 942.86	12/14/19	39	—

•	OTC credit default swaps — sold protection outstanding as of August 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	B	USD	8,180	$1,627,373	—	$1,627,373
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	340	48,723	$33,417	15,306
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	363	52,056	36,233	15,823
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	363	52,056	43,155	8,901
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	363	52,056	43,819	8,237
Level 3 Communications, Inc.	5.00%	Goldman Sachs International	6/20/19	B+	USD	5,000	613,269	(368,840)	982,109

Total							$2,445,533	$(212,216)	$2,657,749

[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$127,562,847	$29,597,540	$56,896,277	$214,056,664
Asset-Backed Securities	—	19,010,306	6,775,056	25,785,362
Corporate Bonds	—	1,753,987,515	29,135,018	1,783,122,533
Floating Rate Loan Interests	—	241,158,034	38,229,343	279,387,377
Non-Agency Mortgage-Backed Securities	—	3,917,484	—	3,917,484
Other Interests	—	2,508	10,978	13,486
Preferred Securities	21,201,458	55,177,456	1,011,134	77,390,048
Warrants	187,367	118,682	4,857	310,906
Short-Term Securities	3,602,081	—	—	3,602,081
Total	$152,553,753	$2,102,969,525	$132,062,663	$2,387,585,941

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$2,657,749	—	$2,657,749
Foreign currency exchange contracts	—	7,247,593	—	7,247,593
Liabilities:
Equity contracts	$(886,781)	—	—	(886,781)
Foreign currency exchange contracts	—	(304,747)	—	(304,747)
Total	$(886,781)	$9,600,595	—	$8,713,814

[1]	Derivative financial instruments are swaps, financial futures contracts, and forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$1,970,000	—	—	$1,970,000
Cash pledged for financial futures contracts	3,198,000	—	—	3,198,000
Foreign currency at value	529,079	—	—	529,079
Liabilities:
Bank borrowings payable	—	$(723,000,000)	—	(723,000,000)
Bank overdraft	—	(224,629)	—	(224,629)
Cash received as collateral for OTC derivatives	—	(2,700,000)	—	(2,700,000)
Total	$5,697,079	$(725,924,629)	—	$(720,227,550)
Total	$152,553,753	$2,102,969,525	$132,062,663	$2,387,585,941

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2013	$7,608,130	$2,824,497	$3,673,915	$13,072,578	$71	—	$66,028	$27,245,219
Transfers into Level 3[1]	—	—	—	1,453,195	—	—	—	1,453,195
Transfers out of Level 3[2]	(343,980)	(2,251,497)	—	(2,939,292)	—	—	(24,750)	(5,559,519)
Accrued discounts/premiums	—	4,947	4,941	309,165	—	—	—	319,053
Net realized gain (loss)	101,809	56,314	247,876	267,182	805	—	—	673,986
Net change in unrealized appreciation/ depreciation[3,4]	(16,292,941)	1,838	(8,532,758)	994,223	10,637	$(4,271)	(59,239)	(23,882,511)
Purchases[5]	79,917,869	8,047,835	36,555,676	39,840,744	270	1,015,405	22,818	165,400,617
Sales	(14,094,610)	(1,908,878)	(2,814,632)	(14,768,452)	(805)	—	—	(33,587,377)
Closing Balance, as of August 31, 2014	$56,896,277	$6,775,056	$29,135,018	$38,229,343	$10,978	$1,011,134	$4,857	$132,062,663
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[4]	$(15,220,940)	$1,838	$(8,438,141)	$1,071,903	$10,695	$(4,271)	$(59,239)	$(22,638,155)
[1]	As of August 31, 2013, the Trust used significant observable inputs in determining the value of certain investments. As of August 31, 2014, the Trust used unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,453,195, transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,215,538 transferred from Level 3 to Level 2 and $343,980 transferred from Level 3 to Level 1 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.
[4]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.
[5]	Includes investments acquired in the reorganization.
The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of August 31, 2013	$607,499
Transfers into Level 3	—
Transfers out of Level 3[6]	(490,360)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[7]	(117,139)
Purchases	—
Issues	—
Sales	—
Settlements	—
Closing Balance, as of August 31, 2014	$—
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[4]	$—
[6]	As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $490,360 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[7]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	41

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of August 31, 2014. The table does not include Level 3 investments and derivative financial instruments with values derived based upon unadjusted third party pricing information. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments. The value of Level 3 investments and derivative financial instruments derived using third party pricing information is $78,597,812.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$12,626,410	Market Comparable Companies	2P (Proved and Probable) Reserves
			+2C (Contingent) Resources Multiple[3,4]	CAD[6] 0.38x-0.60x
			PV-10 Multiple[3]	0.16x-0.28x
	17,637,548	Market Comparable Companies	Fleet Value Multiple	1.10x
	10,677,197	Market Comparable Companies	Offshore Last 12 Months EBITDA Multiple[3]	6.19x
			Offshore Current Fiscal Year EBITDA Multiple[3]	7.25x
			Onshore Last 12 Months EBITDA Multiple[3]	5.18x
			Onshore Current Fiscal Year EBITDA Multiple[3]	4.75x
			Discounted Operations Expected Sales Proceeds	$150[7]
	2,483,215	Cost[2]	N/A	—
Corporate Bonds[1]	2,800,000	Cost[2]	N/A	—
	4,906,200	Discounted Cash Flow	Internal Rate of Return[5]	10.00%
	2,329,424	Par	Call Price[3]	—
Warrant	4,857	Estimated Recovery Value	Distribution Rate[5]	$0.0541
Total	$53,464,581
[1]	For the year ended August 31, 2014, the valuation technique for certain investments classified as corporate bonds changed to utilizing par value or an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to these investments; therefore, the par value or income approach is considered to be a more relevant measure of fair value for these investments.
[2]	The Trust fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Trust.
[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[4]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount of 10%.
[5]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[6]	Canadian Dollar.
[7]	Amount is stated in millions.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 6.3%
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17	USD	400	$409,335
Apidos CDO XI, Series 2012-11A, Class D, 4.48%, 1/17/23 (a)(b)		600	599,980
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24 (a)(b)		750	716,947
Babson CLO Ltd., Series 2012-1X, Class B, 2.73%, 4/15/22 (b)		500	490,101
Brookside Mill CLO, Ltd., Series 2013-1A, Class C1, 2.93%, 4/17/25 (a)(b)		500	487,352
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		210	213,025
Class C, 2.20%, 10/16/17		125	127,555
Class D, 3.09%, 8/15/18		160	163,180
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		1,105	1,119,618
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.39%, 8/14/24		750	743,850
Series 2013-IA, Class B, 3.04%, 4/16/25		500	489,155
Series 2013-IA, Class C, 3.83%, 4/16/25		500	477,036
Ford Credit Floorplan Master Owner Trust, Series 2012-2:
Class B, 2.32%, 1/15/19		245	249,967
Class C, 2.86%, 1/15/19		105	108,453
Class D, 3.50%, 1/15/19		200	209,071
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.83%, 4/15/25 (a)(b)		500	485,323
ING IM CLO Ltd., Series 2012-2A, Class C, 3.68%, 10/15/22 (a)(b)		750	750,197
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.34%, 8/23/27		525	517,032
Series 2008-3, Class A4, 1.88%, 11/25/24		620	650,402
OZLM Funding III, Ltd., Series 2013-3A (a)(b):
Class B, 3.33%, 1/22/25		750	745,725
Class C, 4.13%, 1/22/25		500	482,096
OZLM VIII, Ltd., Series 2014-8A, Class C, 3.78%, 10/17/26 (a)(b)(c)		2,000	1,869,000
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		608	610,418
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		40	39,610
Series 2011-1, Class D, 4.01%, 2/15/17		940	964,887
Series 2012-1, Class B, 2.72%, 5/16/16		96	95,898
Series 2012-1, Class C, 3.78%, 11/15/17		325	332,363
Silver Spring CLO, Ltd., Series 2014-1A, Class D, 3.72%, 10/15/26 (a)(b)(c)		2,250	2,119,050
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		111	110,270
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		190	192,298
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.53%, 1/25/18 (b)		424	427,088
Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		630	657,795
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		345	361,818
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		250	244,638
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		71	73,665
Steele Creek CLO 2014-1, Ltd., Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		2,500	2,459,250
Symphony CLO VII, Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)		750	723,920
Venture CDO Ltd., 3.39%, 10/15/26 (a)(b)		1,550	1,525,029
Voya CLO Ltd., Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		1,750	1,663,200
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		1,180	1,231,459
			25,937,056

Asset-Backed Securities		Par (000)	Value
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)	USD	2,643	$191,596
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)		4,974	341,985
			533,581
Total Asset-Backed Securities — 6.5%			26,470,637

Corporate Bonds
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		230	250,125
United Technologies Corp. (d):
4.88%, 5/01/15		1,250	1,287,564
6.13%, 7/15/38		750	976,843
			2,514,532
Airlines — 2.1%
American Airlines Pass-Through Trust, Series 2013-2:
Class A, 4.95%, 1/15/23		2,224	2,396,348
Class B, 5.60%, 7/15/20		488	506,206
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 1/12/19		421	448,376
Series 2012-3, Class C, 6.13%, 4/29/18		500	530,000
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 8/15/25		2,000	2,050,000
Series 2014-2, Class B, 4.63%, 9/03/22		1,375	1,375,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,084	1,143,747
			8,449,677
Auto Components — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		91	91,569
4.88%, 3/15/19		1,330	1,366,575
6.00%, 8/01/20		953	1,017,327
5.88%, 2/01/22		667	695,348
			3,170,819
Automobiles — 1.0%
Ford Motor Co., 4.75%, 1/15/43		2,005	2,098,599
General Motors Co., 6.25%, 10/02/43		1,253	1,469,143
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (a)		750	761,250
			4,328,992
Banks — 4.2%
Barclays Bank PLC, 7.63%, 11/21/22		1,750	1,965,469
CIT Group, Inc.:
5.50%, 2/15/19 (a)		398	429,343
5.38%, 5/15/20		1,650	1,786,125
Depfa ACS Bank, 5.13%, 3/16/37 (a)		4,150	4,964,354
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)(d)		1,400	1,442,000
HSBC Bank PLC, 3.10%, 5/24/16 (a)(d)		695	723,608
HSBC Holdings PLC:
4.25%, 3/14/24		1,010	1,048,506
6.10%, 1/14/42 (d)		305	396,442
Rabobank Nederland (d):
3.88%, 2/08/22		1,390	1,487,167
3.95%, 11/09/22		1,500	1,542,769
Wells Fargo & Co., 3.50%, 3/08/22 (d)		1,390	1,447,846
			17,233,629
Building Products — 0.1%
Cemex SAB de CV, 5.88%, 3/25/19 (a)		200	209,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	43

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Capital Markets — 3.7%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)	USD	2,955	$3,808,389
The Goldman Sachs Group, Inc. (d):
5.38%, 3/15/20		1,215	1,372,713
5.25%, 7/27/21		3,175	3,578,047
5.75%, 1/24/22		1,815	2,106,353
Lehman Brothers Holdings Inc., 6.50%, 7/19/17 (e)(f)		225	—
Morgan Stanley:
4.20%, 11/20/14 (d)		680	685,487
4.00%, 7/24/15		400	412,468
6.25%, 8/28/17 (d)		1,925	2,179,256
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)(g)		820	882,082
			15,024,795
Chemicals — 1.3%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (a)		151	164,590
Axiall Corp., 4.88%, 5/15/23		152	152,190
The Dow Chemical Co., 4.13%, 11/15/21		350	374,869
Huntsman International LLC, 4.88%, 11/15/20		297	302,940
Methanex Corp., 3.25%, 12/15/19		2,074	2,127,341
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		161	177,503
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		1,800	1,872,000
			5,171,433
Commercial Services & Supplies — 1.3%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		245	260,925
The ADT Corp., 4.88%, 7/15/42		539	458,150
Aviation Capital Group Corp. (a):
4.63%, 1/31/18		650	680,991
7.13%, 10/15/20		900	1,027,408
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		214	222,560
Mobile Mini, Inc., 7.88%, 12/01/20		1,320	1,425,600
United Rentals North America, Inc.:
5.75%, 7/15/18		194	204,185
7.38%, 5/15/20		385	419,650
7.63%, 4/15/22		455	510,737
			5,210,206
Communications Equipment — 1.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (h)		4,340	4,383,400
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		530	571,737
			4,955,137
Construction & Engineering — 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42		194	204,073
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		96	101,520
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	210,500
			516,093
Construction Materials — 1.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		448	469,280
HD Supply, Inc.:
8.13%, 4/15/19		1,954	2,129,860
7.50%, 7/15/20		1,544	1,659,800
Lafarge SA, 7.13%, 7/15/36		135	154,575
			4,413,515
Consumer Finance — 0.9%
Discover Financial Services, 3.85%, 11/21/22		250	256,017
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		280	319,789
8.13%, 1/15/20		1,265	1,605,981
4.25%, 9/20/22		800	854,769
SLM Corp., 6.25%, 1/25/16		651	690,060
			3,726,616

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	91	$97,142
Sealed Air Corp. (a):
6.50%, 12/01/20		550	605,000
8.38%, 9/15/21		225	253,125
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)		410	425,375
			1,380,642
Diversified Consumer Services — 0.4%
APX Group, Inc., 6.38%, 12/01/19		269	273,035
Service Corp. International, 4.50%, 11/15/20		1,240	1,235,350
			1,508,385
Diversified Financial Services — 7.5%
Aircastle Ltd., 6.25%, 12/01/19		705	763,162
Ally Financial, Inc.:
5.50%, 2/15/17		1,500	1,601,250
6.25%, 12/01/17		160	176,200
8.00%, 3/15/20		560	680,400
8.00%, 11/01/31		300	388,125
Bank of America Corp. (d):
5.63%, 7/01/20		1,100	1,260,607
3.30%, 1/11/23		5,010	4,968,347
Capital One Financial Corp., 4.75%, 7/15/21		975	1,082,347
FMR LLC, 4.95%, 2/01/33 (a)(d)		1,150	1,278,895
General Electric Capital Corp., 6.75%, 3/15/32 (d)		2,500	3,364,865
General Motors Financial Co., Inc., 4.25%, 5/15/23		406	414,627
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		235	250,047
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (a)		1,145	1,155,713
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,250	1,306,250
JPMorgan Chase & Co., 6.30%, 4/23/19 (d)		1,375	1,613,968
JPMorgan Chase Bank NA, 6.00%, 10/01/17 (d)		800	904,972
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		900	1,026,000
Moody’s Corp., 4.50%, 9/01/22		900	958,425
Northern Trust Corp., 3.95%, 10/30/25 (d)		4,000	4,185,768
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		200	207,750
7.88%, 8/15/19		560	606,200
5.75%, 10/15/20		1,000	1,045,000
6.88%, 2/15/21		1,255	1,344,419
			30,583,337
Diversified Telecommunication Services — 2.7%
CenturyLink, Inc., Series V, 5.63%, 4/01/20		400	423,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		671	726,357
8.63%, 7/15/20		580	642,350
Verizon Communications, Inc. (d):
3.50%, 11/01/21		500	518,931
6.40%, 2/15/38		3,396	4,245,706
6.55%, 9/15/43		3,375	4,346,935
Windstream Corp., 7.88%, 11/01/17		200	227,500
			11,130,779
Electric Utilities — 4.9%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		121	152,411
5.95%, 12/15/36		217	256,681
CMS Energy Corp., 5.05%, 3/15/22		917	1,040,558
ComEd Financing III, 6.35%, 3/15/33		150	153,375
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	412,188
6.00%, 1/15/38 (d)		850	1,102,175
4.25%, 12/15/41 (d)		375	388,681
Duke Energy Florida, Inc., 6.40%, 6/15/38		340	464,025
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,575	2,043,370
Electricite de France SA, 5.60%, 1/27/40 (a)(d)		1,400	1,644,663

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Florida Power Corp., 6.35%, 9/15/37 (d)	USD	1,450	$1,970,923
Georgia Power Co., 3.00%, 4/15/16 (d)		800	829,505
Jersey Central Power & Light Co., 7.35%, 2/01/19		245	294,263
Ohio Power Co., Series D, 6.60%, 3/01/33		1,500	1,975,527
PacifiCorp, 6.25%, 10/15/37 (d)		650	865,495
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		1,350	1,820,475
Southern California Edison Co. (d):
5.63%, 2/01/36		675	842,789
Series A, 5.95%, 2/01/38		1,100	1,414,509
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)		1,920	2,472,868
			20,144,481
Energy Equipment & Services — 2.6%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		470	499,375
Ensco PLC:
3.25%, 3/15/16		160	165,675
4.70%, 3/15/21 (d)		1,745	1,899,766
EOG Resources, Inc., 2.63%, 3/15/23 (d)		1,898	1,846,887
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		71	73,307
GrafTech International Ltd., 6.38%, 11/15/20		580	600,300
MEG Energy Corp., 6.50%, 3/15/21 (a)		560	590,800
Noble Holding International Ltd., 5.25%, 3/15/42		350	369,052
Peabody Energy Corp.:
6.00%, 11/15/18		1,256	1,293,680
6.25%, 11/15/21 (d)		1,244	1,239,335
Seadrill Ltd., 6.13%, 9/15/17 (a)		1,590	1,641,675
Transocean, Inc., 6.50%, 11/15/20		350	395,876
			10,615,728
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21		279	296,089
Food Products — 0.5%
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)		700	738,955
Kraft Foods Group, Inc., 5.00%, 6/04/42		997	1,084,150
Smithfield Foods, Inc., 5.88%, 8/01/21 (a)		169	180,830
			2,003,935
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		1,260	1,339,739
Teleflex, Inc., 6.88%, 6/01/19		385	407,138
			1,746,877
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		535	565,762
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		400	416,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	681,925
HCA Holdings, Inc., 7.75%, 5/15/21	USD	143	155,870
HCA, Inc.:
3.75%, 3/15/19		134	135,005
6.50%, 2/15/20		2,124	2,376,225
4.75%, 5/01/23		1,161	1,171,159
Symbion, Inc., 8.00%, 6/15/16		455	473,769
Tenet Healthcare Corp.:
6.25%, 11/01/18		750	817,500
6.00%, 10/01/20		622	674,870
4.50%, 4/01/21		383	383,958
4.38%, 10/01/21		1,765	1,751,762
8.13%, 4/01/22		1,160	1,335,450
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)		2,000	2,007,922
WellPoint, Inc., 4.65%, 1/15/43 (d)		3,995	4,117,547
			17,064,724

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 3.1%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (a)	USD	2,120	$2,104,100
MCE Finance Ltd., 5.00%, 2/15/21 (a)		941	936,295
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		859	869,737
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	1,748	3,054,295
Series A4, 5.66%, 6/30/27		623	1,041,957
Series M, 7.40%, 3/28/24		1,500	2,543,706
Series N, 6.46%, 3/30/32		1,195	1,867,672
Wynn Macau Ltd., 5.25%, 10/15/21 (a)	USD	416	423,280
			12,841,042
Household Durables — 0.2%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		374	377,740
Weyerhaeuser Real Estate Co. (a):
4.38%, 6/15/19		215	215,000
5.88%, 6/15/24		145	147,900
			740,640
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20		200	215,000
6.63%, 11/15/22		275	297,687
			512,687
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 6.00%, 1/15/22 (a)		137	147,617
NRG REMA LLC, Series C, 9.68%, 7/02/26		500	545,000
			692,617
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (a)		180	179,997
Insurance — 3.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		608	647,520
American International Group, Inc., 5.45%, 5/18/17 (d)		800	886,638
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	371,716
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	USD	1,025	1,093,923
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19		345	396,877
5.13%, 4/15/22		930	1,062,591
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)		1,000	1,241,191
Lincoln National Corp., 6.25%, 2/15/20		630	742,463
Manulife Financial Corp., 3.40%, 9/17/15 (d)		1,625	1,672,713
Montpelier Re Holdings Ltd., 4.70%, 10/15/22		450	471,476
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		340	362,950
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	318,679
Prudential Financial, Inc. (d):
4.75%, 9/17/15	USD	1,220	1,271,029
7.38%, 6/15/19		300	368,947
5.38%, 6/21/20		250	286,330
4.50%, 11/15/20		400	439,066
5.70%, 12/14/36		950	1,135,871
			12,769,980
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20		87	88,740
VeriSign, Inc., 4.63%, 5/01/23		345	338,962
			427,702
IT Services — 0.6%
First Data Corp. (a):
7.38%, 6/15/19		205	218,837
8.88%, 8/15/20		1,000	1,090,000
6.75%, 11/01/20		1,192	1,290,340
			2,599,177

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	45

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22	USD	250	$245,713
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,100	1,237,500
Media — 5.7%
AMC Networks, Inc.:
7.75%, 7/15/21		320	353,200
4.75%, 12/15/22		343	347,287
Cinemark USA, Inc., 5.13%, 12/15/22		175	177,844
Clear Channel Communications, Inc., 9.00%, 12/15/19		306	316,710
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		2,485	2,655,595
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		2,000	2,909,144
COX Communications, Inc.,
6.95%, 6/01/38 (a)		1,000	1,256,441
8.38%, 3/01/39 (a)		1,735	2,522,017
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41		260	322,932
5.15%, 3/15/42		700	753,675
Gray Television, Inc., 7.50%, 10/01/20		334	352,370
Inmarsat Finance PLC, 4.88%, 5/15/22 (a)		500	501,250
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		700	697,375
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		109	117,448
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		345	354,487
NBCUniversal Media LLC (d):
5.15%, 4/30/20		1,974	2,259,624
4.38%, 4/01/21		1,015	1,121,618
Omnicom Group, Inc., 3.63%, 5/01/22 (d)		2,355	2,421,649
Sirius XM Holdings, Inc., 4.25%, 5/15/20 (a)		334	327,320
Time Warner, Inc.:
4.70%, 1/15/21		1,000	1,104,821
6.10%, 7/15/40		615	740,123
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		250	255,625
Univision Communications, Inc., 5.13%, 5/15/23 (a)		1,153	1,207,767
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		395	410,800
			23,487,122
Metals & Mining — 3.8%
Alcoa, Inc., 5.40%, 4/15/21		1,450	1,580,965
ArcelorMittal:
4.25%, 8/05/15		174	177,698
6.13%, 6/01/18		386	420,257
Commercial Metals Co., 4.88%, 5/15/23		561	549,780
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)(d)		1,566	1,539,323
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		105	109,463
Freeport-McMoRan Copper & Gold, Inc.:
3.55%, 3/01/22		540	542,938
5.45%, 3/15/43		450	486,195
New Gold, Inc., 6.25%, 11/15/22 (a)		435	456,750
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)		475	473,097
Novelis, Inc., 8.75%, 12/15/20		4,105	4,541,156
Teck Resources, Ltd., 5.38%, 10/01/15		2,350	2,459,867
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		598	645,840
Xstrata Canada Corp., 6.20%, 6/15/35		1,550	1,739,407
			15,722,736
Multiline Retail — 0.3%
Dufry Finance SCA, 5.50%, 10/15/20 (a)		1,260	1,310,463

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 10.3%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22	USD	400	$435,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		1,916	2,103,666
Antero Resources Finance Corp., 5.38%, 11/01/21		153	157,590
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21		159	172,515
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		99	103,950
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)		950	1,376,369
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		400	428,000
Cenovus Energy, Inc., 6.75%, 11/15/39		750	996,115
Chesapeake Energy Corp., 5.75%, 3/15/23		615	686,494
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	191,161
Continental Resources, Inc.:
5.00%, 9/15/22 (d)		1,600	1,726,000
4.50%, 4/15/23		114	123,107
Denbury Resources, Inc., 4.63%, 7/15/23		627	605,055
El Paso LLC, 7.80%, 8/01/31		45	55,800
El Paso Natural Gas Co., 8.38%, 6/15/32		275	376,336
Energy Transfer Partners LP, 7.50%, 7/01/38		500	655,341
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17		455	482,300
Enterprise Products Operating LLC, 6.13%, 10/15/39		700	872,348
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)(d)		505	643,612
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		3,000	3,514,896
6.55%, 9/15/40		110	129,327
6.38%, 3/01/41		160	186,923
Kinder Morgan, Inc., 5.63%, 11/15/23 (a)		170	187,425
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		106	111,830
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		237	244,703
Marathon Petroleum Corp., 6.50%, 3/01/41		1,052	1,323,523
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		33	35,475
4.50%, 7/15/23		10	10,163
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		212	219,950
MidAmerican Energy Co., 5.80%, 10/15/36 (d)		800	1,025,059
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	1,179,153
6.50%, 9/15/37		2,115	2,790,364
Nexen, Inc.:
6.40%, 5/15/37		400	499,621
7.50%, 7/30/39		670	946,360
Pacific Drilling SA, 5.38%, 6/01/20 (a)		370	360,750
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	50,643
PDC Energy, Inc., 7.75%, 10/15/22		260	284,700
Pemex Project Funding Master Trust, 6.63%, 6/15/35		2,005	2,471,162
Petrobras International Finance Co.:
3.88%, 1/27/16		1,335	1,372,375
5.75%, 1/20/20		1,760	1,897,192
Pioneer Natural Resources Co., 3.95%, 7/15/22		350	366,893
Premier Oil PLC, 5.00%, 6/09/18		1,900	1,995,000
Range Resources Corp.:
5.75%, 6/01/21		106	113,155
5.00%, 8/15/22		27	28,721
5.00%, 3/15/23		63	66,938
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		249	250,867
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		118	126,850
Rosetta Resources, Inc., 5.63%, 5/01/21		239	244,676

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21	USD	1,791	$1,889,505
6.25%, 3/15/22 (a)		398	431,830
5.63%, 4/15/23		469	487,760
SandRidge Energy, Inc.:
8.75%, 1/15/20		18	18,900
7.50%, 2/15/23		238	247,520
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		388	426,800
Western Gas Partners LP, 5.38%, 6/01/21		715	812,762
Whiting Petroleum Corp., 5.00%, 3/15/19		821	866,155
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		2,500	2,977,077
			42,383,762
Paper & Forest Products — 0.3%
International Paper Co.:
7.50%, 8/15/21		75	95,630
4.75%, 2/15/22		420	464,268
6.00%, 11/15/41		435	522,873
NewPage Corp., 11.38%, 12/31/14 (e)(f)		1,144	—
			1,082,771
Pharmaceuticals — 0.9%
Forest Laboratories, Inc. (a):
4.38%, 2/01/19		228	245,604
5.00%, 12/15/21		379	417,937
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)		520	565,500
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		162	175,770
Valeant Pharmaceuticals International, Inc. (a):
6.75%, 8/15/18		1,322	1,414,540
6.38%, 10/15/20		575	601,594
5.63%, 12/01/21		378	384,142
			3,805,087
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 5.63%, 3/01/23		247	250,087
Simon Property Group LP, 4.75%, 3/15/42 (d)		835	915,342
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		275	303,112
Vornado Realty LP, 5.00%, 1/15/22		1,190	1,310,242
			2,778,783
Real Estate Management & Development — 1.0%
Lennar Corp., 4.75%, 11/15/22		440	433,400
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		2,300	2,409,020
Realogy Corp., 7.63%, 1/15/20 (a)(d)		997	1,086,730
			3,929,150
Road & Rail — 0.9%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		940	1,141,674
The Hertz Corp.:
4.25%, 4/01/18		237	238,185
5.88%, 10/15/20		230	236,613
7.38%, 1/15/21		1,450	1,551,500
6.25%, 10/15/22		385	401,362
			3,569,334
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		470	493,500
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,085	1,090,425
Oracle Corp., 5.38%, 7/15/40 (d)		800	939,231
			2,029,656
Specialty Retail — 0.6%
The Home Depot, Inc., 5.88%, 12/16/36 (d)		830	1,052,592
QVC, Inc. (a):
7.50%, 10/01/19		395	412,325
7.38%, 10/15/20		975	1,042,187
			2,507,104

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22	USD	487	$483,347
Springs Industries, Inc., 6.25%, 6/01/21		404	406,020
The William Carter Co., 5.25%, 8/15/21		329	343,805
			1,233,172
Tobacco — 1.2%
Altria Group, Inc.:
9.95%, 11/10/38		258	438,257
10.20%, 2/06/39		447	773,806
5.38%, 1/31/44 (d)		2,015	2,238,032
Lorillard Tobacco Co., 7.00%, 8/04/41		500	631,462
Reynolds American, Inc., 4.75%, 11/01/42		1,050	1,024,752
			5,106,309
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, 2.38%, 9/08/16		800	819,440
Crown Castle International Corp., 5.25%, 1/15/23		465	480,257
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		1,595	1,865,332
Digicel Group Ltd., 8.25%, 9/30/20 (a)		405	437,400
Digicel Ltd., 6.00%, 4/15/21 (a)		800	824,000
Rogers Communications, Inc., 7.50%, 8/15/38		1,175	1,617,759
SBA Tower Trust, 5.10%, 4/15/17 (a)		360	382,507
Softbank Corp., 4.50%, 4/15/20 (a)		550	559,625
Sprint Capital Corp., 8.75%, 3/15/32		350	390,250
Sprint Communications, Inc. (a):
9.00%, 11/15/18		530	630,037
7.00%, 3/01/20		872	972,280
Sprint Corp., 7.88%, 9/15/23 (a)		850	911,625
			9,890,512
Total Corporate Bonds — 78.7%			322,976,437

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		2,862	2,933,550
Cyprus Government International Bond, 4.63%, 2/03/20	EUR	605	790,965
Iceland Government International Bond, 5.88%, 5/11/22	USD	1,780	2,025,649
Italian Republic, 5.38%, 6/15/33		470	571,240
Portugal Government International Bond, 5.13%, 10/15/24 (a)		625	646,625
Slovenia Government International Bond, 5.85%, 5/10/23 (a)		432	488,592
Total Foreign Agency Obligations — 1.8%			7,456,621

Municipal Bonds
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/15 (e)(f)		1,525	427,153
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43		465	549,756
Series GG, Build America Bonds, 5.72%, 6/15/42		690	891,190
Water & Sewer System, Fiscal 2011, Series EE, 5.38%, 6/15/43		385	450,900
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	1,225,795
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260	1,646,354
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		670	1,020,792

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	47

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Municipal Bonds		Par (000)	Value
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57	USD	1,000	$1,156,240
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	674,960
5.60%, 3/15/40		950	1,181,971
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395	499,335
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		140	211,474
7.63%, 3/01/40		860	1,299,451
State of Illinois, GO, Pension, 5.10%, 6/01/33		1,000	991,670
University of California, RB, Build America Bonds, 5.95%, 5/15/45		440	559,099
Total Municipal Bonds — 3.1%			12,786,140

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.4%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		660	556,822
Collateralized Mortgage Obligation Trust, Series 40, Class R, 0.58%, 4/01/18		16	16
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,102	1,043,597
Series 2006-OA21, Class A1, 0.35%, 3/20/47 (b)		727	588,819
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.36%, 4/25/46 (b)		293	245,184
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		956	968,283
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.06%, 6/19/35 (b)		550	554,671
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.34%, 12/25/36 (b)		463	408,135
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.71%, 5/25/36 (b)		551	452,613
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		637	674,931
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.89%, 5/25/47 (b)		307	272,371
			5,765,442
Commercial Mortgage-Backed Securities — 12.9%
Banc of America Merrill Lynch Commercial Mortgage Trust:
Series 2006-6, Class A2, 5.31%, 10/10/45		147	147,851
Series 2007-1, Class A4, 5.45%, 1/15/49		500	536,104
Series 2007-2, Class A4, 5.78%, 4/10/49 (b)		750	818,490
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		663	681,893
Citigroup Commercial Mortgage Trust (b):
Series 2008-C7, Class A4, 6.34%, 12/10/49		1,200	1,329,745
Series 2013-GC15, Class B, 5.28%, 9/10/46		3,593	3,983,444
Series 2013-GC15, Class XA, 1.46%, 9/10/46		13,194	926,954
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,100	1,189,716
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.21%, 12/10/49 (b)		1,421	1,545,188
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.97%, 6/10/46 (b)	USD	1,750	$1,872,043
Series 2013-CR11, Class B, 5.33%, 10/10/46 (b)		3,505	3,892,166
Series 2013-CR11, Class C, 5.34%, 10/10/46 (a)(b)		3,271	3,526,230
Series 2013-LC6, Class B, 3.74%, 1/10/46		695	699,949
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(b)		835	787,811
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class AM, 6.00%, 6/15/38 (b)		1,000	1,072,522
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,750	1,881,647
Series 2010-RR2, Class 2A, 6.10%, 9/15/39 (a)(b)		774	831,994
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		705	718,278
DBRR Trust, Series 2011-C32, Class A3A, 5.93%, 6/17/49 (a)(b)		365	399,017
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.01%, 7/10/38 (b)		1,132	1,205,804
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)		1,255	1,255,236
Hilton USA Trust, Series 2013- HLT, 4.41%, 11/05/30		2,950	3,020,517
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.25%, 11/15/45 (a)(b)		800	794,388
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2, 5.12%, 7/15/41		105	105,659
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.62%, 12/12/44 (b)		330	346,995
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C8, Class C, 4.93%, 12/15/39		1,385	1,391,847
Series 2007-C6, Class A4, 5.86%, 7/15/40		4,921	5,233,668
Series 2007-C7, Class A3, 5.87%, 9/15/45		1,100	1,223,175
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)		4,000	4,327,020
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		659	679,405
Titan Europe PLC, Series 2007-1X, Class A, 0.81%, 1/20/17 (b)	GBP	1,607	2,535,059
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.14%, 2/15/51 (b)	USD	2,285	2,478,192
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45		700	736,370
Class C, 5.04%, 8/15/45 (b)		900	963,951
			53,138,328
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)		1,488	15
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 2.02%, 8/15/45 (a)(b)		15,562	1,372,238
WF-RBS Commercial Mortgage Trust, Class XA (a)(b):
Series 2012-C8, 2.37%, 8/15/45		5,957	651,685
Series 2012-C9, 2.39%, 11/15/45		10,497	1,233,122
			3,257,045
Total Non-Agency Mortgage-Backed Securities — 15.1%			62,160,830

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 0.7%
BNP Paribas SA, 7.20% (a)(b)(i)	USD	1,000	$1,167,500
Wachovia Capital Trust III, 5.57% (b)(i)		1,025	1,004,500
Wells Fargo & Co., Series S, 5.90% (b)(i)		795	832,763
			3,004,763
Capital Markets — 1.4%
The Bank of New York Mellon Corp., Series D, 4.50% (b)(i)		4,202	3,939,375
Credit Suisse Group AG, 7.50% (a)(b)(i)		1,500	1,627,500
State Street Capital Trust IV, 1.23%, 6/15/37 (b)		70	60,462
			5,627,337
Diversified Financial Services — 4.4%
Citigroup, Inc., Series D, 5.35% (b)(i)		1,050	1,002,612
Citigroup, Inc., Series M, 6.30% (b)(i)		2,000	2,035,000
Credit Agricole SA, 7.88% (a)(b)(i)		1,000	1,078,750
General Electric Capital Corp., Series B, 6.25% (b)(i)		900	1,004,625
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(i)		3,500	3,871,875
Series Q, 5.15% (b)(i)		1,500	1,460,625
Series V, 5.00% (b)(i)		3,000	2,974,968
Morgan Stanley, Series H, 5.45% (b)(i)		875	890,313
Societe Generale SA (a)(b)(i):
6.00%		2,860	2,731,300
7.88%		1,000	1,042,700
			18,092,768
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(i)		2,100	2,168,250
Insurance — 4.3%
The Allstate Corp.,
5.75%, 8/15/53 (b)		1,000	1,070,000
6.50%, 5/15/57 (b)(d)		2,150	2,356,937
American International Group, Inc., 8.18%, 5/15/58 (b)		970	1,336,175
AXA SA, 6.46% (a)(b)(i)		1,025	1,087,781
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)		1,150	1,012,000
Liberty Mutual Group, Inc., 7.00%, 3/07/37 (a)(b)		975	1,035,937
Lincoln National Corp., 6.05%, 4/20/67 (b)		750	769,688
Metlife Capital Trust IV, 7.88%, 12/15/37 (a)		645	823,988
MetLife, Inc., 6.40%, 12/15/36		3,500	3,946,250
Swiss Re Capital I LP, 6.85% (a)(b)(d)(i)		1,060	1,115,650
Voya Financial, Inc., 5.65%, 5/15/53 (b)		2,250	2,289,375
XL Group PLC, Series E, 6.50% (b)(i)		810	782,663
			17,626,444
Total Capital Trusts — 11.3%			46,519,562

Preferred Stocks		Shares
Banks — 1.3%
U.S. Bancorp, 6.00% (b)		150,000	4,108,500
Wells Fargo & Co., 5.85% (b)		38	977,625
			5,086,125
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series J, 0.00% (b)		46,000	1,126,080
SCE Trust III, 0.00% (b)		12,657	336,423
			1,462,503
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)		10,000	110,000
Total Preferred Stocks — 1.7%			6,658,628
Trust Preferred — 0.1%		Par (000)		Value
Banks — 0.1%
Citigroup Capital XIII, 7.88% 10/30/40 (i)	USD	14,810		$400,913
Total Preferred Securities — 13.1%				53,579,103

US Government Sponsored Agency Securities
Agency Obligations — 3.3%
Fannie Mae (d):
0.00%, 10/09/19 (j)		7,305		6,465,736
5.63%, 7/15/37		825		1,125,863
Federal Home Loan Bank (d):
5.25%, 12/09/22		700		843,929
5.37%, 9/09/24		1,100		1,349,412
Resolution Funding Corp., 0.00%, 4/15/30 (j)		6,055		3,672,660
				13,457,600
Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities:
Series 2005-5, Class PK, 5.00%, 12/25/34		273		289,490
Series 1991-87, Class S, 26.27%, 8/25/21 (b)		10		14,705
Series G-49, Class S, 1,018.68%, 12/25/21 (b)		—	(k)	286
Series G-17, Class S, 1,064.92%, 6/25/21 (b)		49		767
Series G-33, Class PV, 1,078.42%, 10/25/21		49		488
Series G-07, Class S, 1,127.09%, 3/25/21 (b)		—	(k)	842
Series 1991-46, Class S, 2,483.51%, 5/25/21 (b)		26		1,559
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class R, 9.00%, 11/15/21		3		3
Series 0173, Class RS, 9.50%, 1/15/21–11/15/21 (b)		—	(k)	4
Series 0075, Class RS, 50.25%, 1/15/21 (b)		—	(k)	1
Series 1057, Class J, 1,008.00%, 3/15/21		20		272
Series 0019, Class R, 16,324.45%, 3/15/20 (b)		1		208
				308,625
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac Mortgage-Backed Securities (b):
Series 2013-K24, Class B, 3.62%, 11/25/45 (a)		1,750		1,728,745
Series K013, Class A2, 3.97%, 1/25/21		930		1,016,225
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)		170		175,514
				2,920,484
Interest Only Collateralized Mortgage Obligations — 1.8%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		88		2,803
Series 2012-96, Class DI, 4.00%, 2/25/27		6,075		670,295
Series 2012-M9, Class X1, 4.23%, 12/25/17 (b)		12,519		1,347,498
Series 2012-47, Class NI, 4.50%, 4/25/42		4,646		772,445
Series 089, Class 2, 8.00%, 10/25/18		1		109
Series 007, Class 2, 8.50%, 4/25/17		1		77
Series G92-05, Class H, 9.00%, 1/25/22		10		960
Series 094, Class 2, 9.50%, 8/25/21		1		126
Series 1990-136, Class S, 19.92%, 11/25/20 (b)		3,187		4,471
Series 1991-139, Class PT, 648.35%, 10/25/21		55		564
Series 1991-099, Class L, 930.00%, 8/25/21		24		304
Series 1990-123, Class M, 1,009.50%, 10/25/20		5		71
Series G-10, Class S, 1,090.36%, 5/25/21 (b)		134		3,275
Series G-12, Class S, 1,157.49%, 5/25/21 (b)		96		1,898

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	49

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)
U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.69%, 12/25/18 (b)	USD	2,482		$143,836
Series K710, Class X1, 1.91%, 5/25/19 (b)		8,558		609,036
Series 2611, Class QI, 5.50%, 9/15/32		828		89,875
Series 1254, Class Z, 8.50%, 4/15/22		32		8,174
Series 1043, Class H, 44.31%, 2/15/21 (b)		2,421		4,730
Series 1054, Class I, 868.00%, 3/15/21 (b)		18		344
Series 0176, Class M, 1,010.00%, 7/15/21		8		147
Series 1056, Class KD, 1,084.50%, 3/15/21		13		211
Series 1148, Class E, 1,178.74%, 10/15/21 (b)		36		639
Series 0200, Class R, 198,052.82%, 12/15/22 (b)		—	(k)	317
Ginnie Mae Mortgage-Backed Securities (b):
Series 2009-78, Class SD, 6.04%, 9/20/32		4,817		927,776
Series 2009-116, Class KS, 6.32%, 12/16/39		2,386		370,399
Series 2011-52, Class NS, 6.52%, 4/16/41		13,067		2,397,384
				7,357,764
Mortgage-Backed Securities — 7.3%
Fannie Mae Mortgage-Backed Securities:
3.00%, 9/01/44 (l)		6,800		6,770,250
4.00%, 12/01/41–9/01/44 (l)		4,940		5,240,778
4.50%, 7/01/41–9/01/44 (l)		12,018		12,988,199
5.00%, 8/01/34		2,093		2,312,704
5.50%, 7/01/16–6/01/38		1,254		1,402,461
6.00%, 3/01/16–12/01/38		1,053		1,183,731
Ginnie Mae Mortgage-Backed Securities, 8.00%, 7/15/24		—	(k)	303
				29,898,426
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 228, Class 1, 0.00%, 2/25/23–6/25/23		11		10,050
Series 1993-51, Class E, 0.01%, 2/25/23		16		14,900
				24,950
Total U.S. Government Sponsored Agency Securities — 13.2%				53,967,849

U.S. Treasury Obligations		Par (000)		Value
U.S. Treasury Bonds:
6.13%, 8/15/29 (d)	USD	2,500		$3,567,577
5.38%, 2/15/31 (d)		375		505,840
3.50%, 2/15/39 (d)		2,865		3,117,031
U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds (concluded):
4.38%, 5/15/40 (d)	USD	8,225	$10,277,392
4.75%, 2/15/41 (d)		1,621	2,146,559
4.38%, 5/15/41 (d)		805	1,009,520
3.13%, 11/15/41 (d)		9,925	10,073,956
3.13%, 2/15/42 (d)		2,368	2,400,560
3.00%, 5/15/42 (d)		2,730	2,699,288
3.13%, 2/15/43 (d)		2,344	2,365,470
3.75%, 11/15/43		1,065	1,205,114
3.63%, 2/15/44 (d)		5,000	5,534,375
3.38%, 5/15/44		2,000	2,115,000
U.S. Treasury Notes (d):
1.50%, 1/31/19		5,100	5,096,415
1.75%, 5/15/22		152	147,867
2.50%, 5/15/24		2,450	2,485,028
Total U.S. Treasury Obligations — 13.3%			54,746,992
Total Long-Term Investments (Cost — $557,866,610) — 144.8%			594,144,609

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (m)(n)		3,425,318	3,425,318
Total Short-Term Securities (Cost — $3,425,318) — 0.8%			3,425,318

Options Purchased
(Cost — $1,408,661) — 0.2%			954,199
Total Investments Before Options Written (Cost — $562,700,589) — 145.8%			598,524,126

Options Written
(Premiums Received — $3,351,152) — (0.6)%			(2,588,336)
Total Investments, Net of Options Written (Cost — $559,349,437) — 145.2%			595,935,790
Liabilities in Excess of Other Assets — (45.2)%			(185,433,229)
Net Assets — 100.0%			$410,502,561

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$1,869,000	—
Barclays Capital, Inc.	$2,119,050	—

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Non-income producing security.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Convertible security.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Zero-coupon bond.
(k)	Amount is less than $500.
(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC	$6,770,250	$105,188
Goldman Sachs & Co.	$2,124,987	$15,351
J.P. Morgan Securities LLC	$9,180,000	$25,234

(m)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,904,938	(3,479,620)	3,425,318	$1,754

(n)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of August 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	$1,793,610	$1,803,672
Credit Suisse Securities (USA) LLC	0.35%	2/01/13	Open	1,937,250	1,948,117
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.11%	4/02/13	Open	6,446,662	6,455,786
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.11%	4/02/13	Open	908,250	909,535
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,967,006	1,976,855
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,460,625	1,467,938
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,232,000	1,238,169
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,751,625	1,760,395
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	599,688	602,690
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,363,838	1,370,666
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,505,318	1,512,855
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,372,250	1,379,121
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,600,156	1,608,168
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,317,750	1,324,348
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	262,813	264,128
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,359,375	1,366,181
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,284,050	1,290,479
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	361,875	363,687
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	411,500	413,560
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.09%	4/25/13	Open	10,877,562	10,883,283
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.08%	4/25/13	Open	3,262,519	3,264,991
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.07%	4/25/13	Open	3,560,880	3,563,923
BNP Paribas Securities Corp.	0.04%	4/29/13	Open	1,045,494	1,045,813
BNP Paribas Securities Corp.	0.07%	4/29/13	Open	2,212,665	2,213,797
Barclays Capital, Inc.	0.35%	6/24/13	Open	3,344,932	3,359,047
BNP Paribas Securities Corp.	0.06%	6/24/13	Open	493,594	493,806
BNP Paribas Securities Corp.	0.11%	6/24/13	Open	1,077,656	1,078,795
BNP Paribas Securities Corp.	0.32%	6/24/13	Open	2,886,000	2,897,134
BNP Paribas Securities Corp.	0.34%	9/30/13	Open	3,568,000	3,579,322
BNP Paribas Securities Corp.	0.34%	10/22/13	Open	1,825,000	1,830,395
BNP Paribas Securities Corp.	0.35%	10/22/13	Open	4,559,100	4,572,974
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	2,119,906	2,126,357
Deutsche Bank Securities, Inc.	0.35%	10/31/13	Open	3,829,000	3,840,354
UBS Securities LLC	0.28%	2/10/14	Open	3,396,000	3,401,335
UBS Securities LLC	0.32%	2/10/14	Open	696,000	697,250
UBS Securities LLC	0.32%	2/10/14	Open	343,000	343,616
UBS Securities LLC	0.32%	2/10/14	Open	1,355,000	1,357,433
UBS Securities LLC	0.32%	2/10/14	Open	1,416,000	1,418,543
UBS Securities LLC	0.33%	2/10/14	Open	1,349,000	1,351,498
UBS Securities LLC	0.33%	2/10/14	Open	1,124,000	1,126,081
UBS Securities LLC	0.34%	2/10/14	Open	779,000	780,486
UBS Securities LLC	0.34%	2/10/14	Open	753,000	754,437
UBS Securities LLC	0.34%	2/10/14	Open	3,716,000	3,723,089

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	51

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

Reverse repurchase agreements outstanding as of August 31, 2014 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.34%	2/10/14	Open	$844,000	$845,610
UBS Securities LLC	0.34%	2/10/14	Open	886,000	887,690
UBS Securities LLC	0.35%	2/10/14	Open	995,000	996,954
UBS Securities LLC	0.40%	2/10/14	Open	496,000	497,113
RBC Capital Markets, LLC	0.11%	3/13/14	Open	5,037,500	5,039,907
Deutsche Bank Securities, Inc.	0.11%	4/16/14	Open	1,300,000	1,300,545
Deutsche Bank Securities, Inc.	0.34%	4/21/14	Open	2,090,000	2,092,612
Deutsche Bank Securities, Inc.	0.34%	5/13/14	Open	931,000	931,967
Deutsche Bank Securities, Inc.	0.34%	5/13/14	Open	670,000	670,696
Deutsche Bank Securities, Inc.	0.34%	5/13/14	Open	873,000	873,907
UBS Securities LLC	0.32%	5/14/14	Open	1,605,000	1,606,569
UBS Securities LLC	0.34%	5/14/14	Open	845,000	845,878
UBS Securities LLC	0.34%	5/14/14	Open	793,000	793,824
UBS Securities LLC	0.34%	5/14/14	Open	1,172,000	1,173,218
UBS Securities LLC	0.35%	5/14/14	Open	832,000	832,890
UBS Securities LLC	0.37%	5/14/14	Open	1,109,000	1,110,254
UBS Securities LLC	0.40%	5/14/14	Open	3,870,000	3,874,730
Barclays Capital, Inc.	0.35%	5/14/14	Open	1,008,000	1,009,709
Barclays Capital, Inc.	0.35%	5/14/14	Open	1,252,000	1,253,289
Barclays Capital, Inc.	0.35%	5/14/14	Open	354,000	354,397
Barclays Capital, Inc.	0.35%	5/14/14	Open	1,782,000	1,783,834
BNP Paribas Securities Corp.	0.01%	5/20/14	Open	3,521,875	3,522,485
Barclays Capital, Inc.	(1.75)%	6/25/14	Open	1,107,160	1,103,500
Deutsche Bank Securities, Inc.	0.07%	7/3/14	Open	2,431,625	2,431,260
BNP Paribas Securities Corp.	0.08%	7/7/14	Open	9,478,375	9,479,533
BNP Paribas Securities Corp.	0.08%	7/7/14	Open	2,535,488	2,535,797
BNP Paribas Securities Corp.	0.10%	7/7/14	Open	145,540	145,562
BNP Paribas Securities Corp.	0.32%	7/7/14	Open	2,282,000	2,283,116
BNP Paribas Securities Corp.	0.32%	7/7/14	Open	490,000	490,240
BNP Paribas Securities Corp.	0.33%	7/7/14	Open	2,300,000	2,301,160
BNP Paribas Securities Corp.	0.33%	7/7/14	Open	968,000	968,488
BNP Paribas Securities Corp.	0.33%	7/7/14	Open	2,780,000	2,781,402
BNP Paribas Securities Corp.	0.34%	7/7/14	Open	2,162,000	2,163,123
BNP Paribas Securities Corp.	0.34%	7/7/14	Open	1,069,000	1,069,555
BNP Paribas Securities Corp.	0.34%	7/7/14	Open	853,000	853,443
BNP Paribas Securities Corp.	0.34%	7/7/14	Open	1,823,000	1,823,947
BNP Paribas Securities Corp.	0.09%	7/8/14	Open	5,112,750	5,113,364
BNP Paribas Securities Corp.	0.08%	7/8/14	Open	1,935,000	1,935,290
RBC Capital Markets, LLC	0.34%	7/17/14	Open	1,656,000	1,656,719
Credit Suisse Securities (USA) LLC	0.14%	8/12/14	9/11/14	11,372,000	11,372,885
Total				$171,292,262	$171,566,571
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
65	Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD	9,106,094	$33,565
120	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD	18,660,000	143,270
48	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	10,514,250	4,903
(186)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	22,103,484	(27,711)
(242)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	30,439,063	(88,508)
Total						$65,519

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,467,443	EUR	1,824,000	JPMorgan Chase Bank N.A.	10/21/14	$70,090
USD	11,244,889	GBP	6,581,000	Bank of America N.A.	10/21/14	323,686
Total						$393,776

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	OTC interest rate swaptions purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.40%	Receive	3-month LIBOR	9/02/14	USD	11,200	$1,654
30-Year Interest Rate Swap	Deutsche Bank AG	Call	3.30%	Receive	3-month LIBOR	5/22/17	USD	4,400	374,653
10-Year Interest Rate Swap	Credit Suisse International	Put	3.45%	Pay	3-month LIBOR	9/02/14	USD	67,200	—
1-Year Interest Rate Swap	Bank of America N.A.	Put	0.60%	Pay	3-month LIBOR	10/02/14	USD	11,950	27
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.55%	Pay	3-month LIBOR	4/25/17	USD	10,400	147,464
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.60%	Pay	3-month LIBOR	4/28/17	USD	10,400	141,661
30-Year Interest Rate Swap	Deutsche Bank AG	Put	4.30%	Pay	3-month LIBOR	5/22/17	USD	4,400	147,826
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	5/22/18	USD	6,000	140,914
Total									$954,199

•	OTC interest rate swaptions written as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.60%	Pay	3-month LIBOR	9/02/14	USD	11,200	$(104,844)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.25%	Pay	3-month LIBOR	11/14/14	USD	6,300	(390,536)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	6,300	(393,335)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.85%	Pay	3-month LIBOR	11/17/14	USD	7,500	(212,942)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.80%	Pay	3-month LIBOR	2/10/15	USD	2,500	(62,117)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-month LIBOR	5/22/15	USD	12,000	(152,889)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.10%	Pay	3-month LIBOR	2/26/16	USD	6,000	(241,173)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.15%	Pay	3-month LIBOR	3/17/16	USD	6,000	(256,324)
10-Year Interest Rate Swap	Credit Suisse International	Put	3.10%	Receive	3-month LIBOR	9/02/14	USD	11,200	—
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.80%	Receive	3-month LIBOR	9/15/14	USD	3,700	(416)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.25%	Receive	3-month LIBOR	11/14/14	USD	6,300	(2,072)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	6,300	(2,015)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.70%	Receive	3-month LIBOR	11/17/14	USD	7,500	(256)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.15%	Receive	3-month LIBOR	11/24/14	USD	5,000	(4,160)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.80%	Receive	3-month LIBOR	2/10/15	USD	2,500	(1,384)
10-Year Interest Rate Swap	Bank of America N.A.	Put	3.70%	Receive	3-month LIBOR	2/25/15	USD	1,500	(1,497)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	1,100	(2,520)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	900	(2,062)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.65%	Receive	3-month LIBOR	4/15/15	USD	1,000	(2,291)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-month LIBOR	5/22/15	USD	12,000	(56,968)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.15%	Receive	3-month LIBOR	2/26/16	USD	6,000	(44,377)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.15%	Receive	3-month LIBOR	2/29/16	USD	6,000	(44,771)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,600	(16,335)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,700	(17,355)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	4.05%	Receive	3-month LIBOR	4/18/16	USD	1,700	(17,355)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.05%	Receive	3-month LIBOR	4/25/16	USD	5,000	(52,239)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	4.10%	Receive	3-month LIBOR	4/25/16	USD	3,600	(35,272)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	4.05%	Receive	3-month LIBOR	4/25/17	USD	8,500	(191,317)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.10%	Receive	3-month LIBOR	4/28/17	USD	8,500	(183,667)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	5/22/18	USD	12,000	(95,847)
Total									$(2,588,336)

•	Centrally cleared interest rate swaps outstanding as of August 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	20,900	$(45,712)
1.69%[1]	3-month LIBOR	Chicago Mercantile	10/03/14[2]	11/30/18	USD	10,300	(36,331)
3.97%[1]	3-month LIBOR	Chicago Mercantile	4/25/19[2]	4/25/24	USD	4,900	(144,799)
2.77%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/29/24	USD	400	(10,851)
2.65%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/30/24	USD	4,800	72,263
2.62%[2]	3-month LIBOR	Chicago Mercantile	N/A	7/01/24	USD	500	6,132
2.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/18/24	USD	2,600	(38,543)
2.59%[2]	3-month LIBOR	Chicago Mercantile	N/A	7/22/24	USD	2,300	21,390
2.62%[3]	3-month LIBOR	Chicago Mercantile	N/A	7/24/24	USD	3,100	36,045
2.63%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/07/24	USD	1,000	12,859
2.59%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/08/24	USD	1,000	9,132
2.59%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/08/24	USD	1,000	8,815
2.58%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	4,151

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	53

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

Centrally cleared interest rate swaps outstanding as of August 31, 2014 were as follows (concluded):

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.58%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	$3,993
2.57%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	3,335
2.57%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/11/24	USD	500	3,403
2.55%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/12/24	USD	500	2,506
2.55%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/12/24	USD	500	2,596
2.56%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/22/24	USD	4,300	26,762
2.55%[3]	3-month LIBOR	Chicago Mercantile	N/A	8/27/24	USD	4,800	22,372
2.49%[3]	3-month LIBOR	Chicago Mercantile	N/A	9/02/24	USD	500	(2,634)
3.19%[3]	3-month LIBOR	Chicago Mercantile	4/22/15[2]	4/22/25	USD	2,400	102,245
2.97%[3]	3-month LIBOR	Chicago Mercantile	6/03/15[2]	6/03/25	USD	1,100	21,179
3.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/27/44	USD	2,500	(299,000)
3.65%[1]	3-month LIBOR	Chicago Mercantile	4/22/15[2]	4/22/45	USD	1,100	(110,336)
3.47%[1]	3-month LIBOR	Chicago Mercantile	6/03/15[2]	6/03/45	USD	500	(29,810)
Total							$(358,838)
[1]	Trust pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Trust receives the fixed rate and pays the floating rate.

•	OTC credit default swaps — buy protection outstanding as of August 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	1,400	$(49,098)	$13,035	$(62,133)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	1,800	(19,416)	57,942	(77,358)

Total						$(68,514)	$70,977	$(139,491)

•	OTC credit default swaps — sold protection outstanding as of August 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[4]	Notional Amount (000)[5]		Market Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	910	$14,641	$(30,767)	$45,408
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	730	11,745	(25,168)	36,913
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	275	4,424	(8,293)	12,717
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	500	8,044	(16,778)	24,822
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	545	8,768	(20,548)	29,316
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	298	5,130	(9,981)	15,111
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	290	4,981	(10,642)	15,623

Total							$57,733	$(122,177)	$179,910
[4]	Using S&P’s rating of the issuer.
[5]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under terms of the agreements.

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$17,676,727	$8,793,910	$26,470,637
Corporate Bonds	—	314,189,017	8,787,420	322,976,437
Foreign Agency Obligations	—	7,456,621	—	7,456,621
Municipal Bonds	—	12,786,140	—	12,786,140
Non-Agency Mortgage-Backed Securities	—	62,160,814	16	62,160,830
Preferred Securities	$7,059,541	46,519,562	—	53,579,103
U.S. Government Sponsored Agency Securities	—	53,967,316	533	53,967,849
U.S. Treasury Obligations	—	54,746,992	—	54,746,992
Short-Term Securities	3,425,318	—	—	3,425,318
Options Purchased:
Interest Rate Contracts	—	954,199	—	954,199
Total	$10,484,859	$570,457,388	$17,581,879	$598,524,126

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$179,910	—	$179,910
Foreign currency exchange contracts	—	393,776	—	393,776
Interest rate contracts	$181,738	359,178	—	540,916
Liabilities:
Credit contracts	—	(139,491)	—	(139,491)
Interest rate contracts	(116,219)	(3,306,352)	—	(3,422,571)
Total	$65,519	$(2,512,979)	—	$(2,447,460)
[1]	Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts, and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.
There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for centrally cleared swaps	$515,000	—	—	$515,000
Cash pledged as collateral for reverse repurchase agreements	1,984,142	—	—	1,984,142
Cash pledged as collateral for OTC derivatives	590,000	—	—	590,000
Cash pledged for financial futures contracts	226,000	—	—	226,000
Foreign currency at value	304,703	—	—	304,703
Liabilities:
Bank overdraft	—	$(48,720)	—	(48,720)
Cash received as collateral for reverse repurchase agreements	—	(2,162,000)	—	(2,162,000)
Reverse repurchase agreements	—	(171,566,571)	—	(171,566,571)
Total	$3,619,845	$(173,777,291)	—	$(170,157,446)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	55

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2013	$396,800	$10,488,482	$6,294,250	$25	$717	$17,180,274
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[1]	—	(6,442,285)	—	—	—	(6,442,285)
Accrued discounts/premiums	—	(326,626)	—	—	(1)	(326,627)
Net realized gain	430,152	37,567	—	—	—	467,719
Net change in unrealized appreciation/depreciation[2,3]	(396,800)	289,291	228,061	(9)	(183)	120,360
Purchases	—	8,243,356	2,265,109	—	—	10,508,465
Sales	(430,152)	(3,495,875)	—	—	—	(3,926,027)
Closing Balance, as of August 31, 2014	—	$8,793,910	$8,787,420	$16	$533	$17,581,879
Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014[3]	—	$284,059	$228,061	$(9)	$(183)	$511,928
[1]	As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $6,442,285 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[3]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014 is generally due to investments no longer held or categorized as level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
Asset-Backed Securities	Par (000)	Value
Asset Backed Securities — 0.8%
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M2, 0.82%, 3/25/35 (a)	$1,600	$1,598,261
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.59%, 10/25/35 (a)	1,875	1,636,687
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	41	42,525
Series 1996-20G, 7.70%, 7/01/16	40	41,645
Series 1996-20H, 7.25%, 8/01/16	47	48,339
Series 1996-20K, 6.95%, 11/01/16	134	139,480
Series 1997-20C, 7.15%, 3/01/17	51	53,476
		3,560,413
Interest Only Asset Backed Securities — 0.1%
Small Business Administration, Series 2000-1, 1.00%, 4/01/15	603	5,275
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	2,704	196,016
Sterling Coofs Trust, Series 2004-1, Class A, 2.00%, 4/15/29 (b)	6,190	425,581
		626,872
Total Asset-Backed Securities — 0.9%		4,187,285

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.0%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.48%, 4/01/18	34	35
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	433	424,399
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.43%, 10/25/35 (a)	2,367	2,125,706
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.33%, 8/25/23 (a)	44	49,217
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	892	944,903
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.53%, 8/25/34 (a)	1,039	1,040,706
		4,584,966
Commercial Mortgage-Backed Securities — 0.5%
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420	2,626,559
Interest Only Collateralized Mortgage Obligations — 0.7%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1A, 0.00%, 5/25/33 (a)	25,607	240,012
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	643	160,321
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	5	321
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	2,959	30
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	66,451	172,173
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.98%, 4/25/34 (c)	7,398	82,074
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	228	28,695
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	$226		$15,653
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.00%, 3/20/35 (a)	34,199		550,389
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 4.70%, 8/25/36 (a)	17,034		2,076,051
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 5/15/29 (a)	37,576		38
			3,325,757
Principal Only Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust (d):
Series 2003-J5, 0.00%, 7/25/33	202		179,334
Series 2003-J8, 0.00%, 9/25/23	121		108,358
Drexel Burnham Lambert CMO Trust, Class 1 (d):
Series K, 0.00%, 9/23/17	3		2,661
Series V, 0.00%, 9/01/18	3		3,018
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 2/25/36 (d)	515		340,438
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 0.00%, 4/25/24 (d)	6		5,291
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35 (d)	222		156,689
			795,789
Total Non-Agency Mortgage-Backed Securities — 2.4%			11,333,071

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.5%
Federal Housing Administration:
USGI Projects, Series 99, 7.43%, 6/01/21–10/01/23	3,590		3,491,131
Reilly Projects, Series 41, 8.28%, 3/01/20	122		120,396
Resolution Funding Corp., 0.00%, 4/15/30 (d)	13,000		7,885,150
			11,496,677
Collateralized Mortgage Obligations — 63.1%
Fannie Mae Mortgage-Backed Securities:
Series 2014-28, Class BD, 3.50%, 1/25/42–8/25/43	24,285		25,194,360
Series 2011-117, Class CP, 4.00%, 12/25/40–11/25/41	17,410		18,993,586
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		48,350,232
Series 2010-47, Class JB, 5.00%, 5/25/30	10,000		11,244,100
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,757,449
Series 2004-31, Class ZG, 7.50%, 5/25/34	3,969		4,610,998
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	191		234,620
Series 2005-73, Class DS, 17.15%, 8/25/35 (a)	1,419		1,772,474
Series 1991-87, Class S, 26.27%, 8/25/21 (a)	22		32,131
Series G-49, Class S, 1,018.68%, 12/25/21 (a)	—	(e)	613
Series G-17, Class S, 1,064.92%, 6/25/21 (a)	105		1,647
Series G-33, Class PV, 1,078.42%, 10/25/21	106		1,048
Series G-07, Class S, 1,127.09%, 3/25/21 (a)	—	(e)	1,809
Series 1991-46, Class S, 2,483.51%, 5/25/21 (a)	55		3,347

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	57

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 2.87%, 1/25/28 (a)	$1,403		$1,447,887
Series 4242, Class PA, 3.50%, 5/15/41	9,109		9,540,411
Series 4016, Class BX, 4.00%, 11/15/40–9/15/41	26,292		27,779,550
Series 4316, Class VB, 4.50%, 8/15/32–3/15/34	20,787		23,135,875
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,624,290
Series 2927, Class BZ, 5.50%, 5/15/23–2/15/35	11,076		12,163,196
Series 2542, Class UC, 6.00%, 12/15/22	3,266		3,606,946
Series 0040, Class K, 6.50%, 8/17/24	187		210,787
Series 2218, Class Z, 8.50%, 3/15/20–3/15/30	3,112		3,657,807
Series 0173, Class R, 9.00%, 11/15/21	7		7
Series 0173, Class RS, 9.34%, 11/15/21 (a)	—	(e)	7
Series 0075, Class R, 9.50%, 1/15/21	—	(e)	1
Series 2861, Class AX, 10.57%, 9/15/34 (a)	51		54,099
Series 1160, Class F, 39.50%, 10/15/21 (a)	11		20,973
Series 0075, Class RS, 50.25%, 1/15/21 (a)	—	(e)	1
Series 1057, Class J, 1,008.00%, 3/15/21	43		584
Series 0192, Class U, 1,009.03%, 2/15/22 (a)	1		23
Series 0019, Class R, 16,324.45%, 3/15/20 (a)	3		447
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	19,300		20,154,295
Series 2011-88, Class PY, 4.00%, 1/20/39–6/20/41	51,891		54,908,163
Series 2004-89, Class PE, 6.00%, 10/20/34	679		716,320
Series 1996-5, Class Z, 7.00%, 5/16/26	307		343,897
			293,563,980
Interest Only Collateralized Mortgage Obligations — 4.2%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	176		5,606
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	114		3,997
Series 2013-45, Class EI, 4.00%, 2/25/27–4/25/43	24,799		3,243,298
Series 2010-74, Class DI, 5.00%, 12/25/39	12,454		1,137,288
Series 1997-90, Class M, 6.00%, 1/25/28	2,554		457,468
Series 1999-W4, 6.50%, 12/25/28	170		27,966
Series 2011-124, Class GS, 6.55%, 3/25/37 (a)	16,672		2,334,914
Series 1993-199, Class SB, 7.22%, 10/25/23 (a)	203		16,534
Series 089, Class 2, 8.00%, 10/25/18	3		234
Series 007, Class 2, 8.50%, 4/25/17	2		166
Series G92-05, Class H, 9.00%, 1/25/22	27		2,469
Series 094, Class 2, 9.50%, 8/25/21	1		271
Series 1990-136, Class S, 19.92%, 11/25/20 (a)	6,843		9,599
Series 1991-139, Class PT, 648.35%, 10/25/21	118		1,211
Series 1991-099, Class L, 930.00%, 8/25/21	51		652
Series 1990-123, Class M, 1,009.50%, 10/25/20	11		152
Series G92-12, Class C, 1,016.90%, 2/25/22	101		1,030
Series G-10, Class S, 1,090.36%, 5/25/21 (a)	288		7,031
Series G-12, Class S, 1,157.49%, 5/25/21 (a)	205		4,074

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series 2559, 0.50%, 8/15/30 (a)	$79		$968
Series 3744, Class PI, 4.00%, 1/15/35–6/15/39	42,473		4,722,955
Series 4026, 4.50%, 4/15/32	5,107		880,171
Series 2611, Class QI, 5.50%, 9/15/32	1,512		164,035
Series 1043, Class H, 44.31%, 2/15/21 (a)	5,199		10,156
Series 1054, Class I, 868.03%, 3/15/21 (a)	40		738
Series 0176, Class M, 1,010.00%, 7/15/21	17		316
Series 1056, Class KD, 1,084.50%, 3/15/21	28		452
Series 1148, Class E, 1,178.74%, 10/15/21 (a)	77		1,372
Series 0200, Class R, 198,052.81%, 12/15/22 (a)	1		682
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-116, Class KS, 6.32%, 12/16/39	2,756		427,784
Series 2011-52, Class MJ, 6.49%, 4/20/41	15,479		3,078,266
Series 2011-52, Class NS, 6.52%, 4/16/41	17,234		3,161,893
			19,703,748
Mortgage-Backed Securities — 86.3%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (f)	28,523		28,482,853
3.50%, 10/01/42–9/01/44 (f)(g)	35,277		36,351,638
4.00%, 1/01/41–9/01/42 (f)	33,413		35,455,671
4.50%, 8/01/25–9/01/44 (f)(g)	98,139		106,990,282
5.00%, 1/01/23–9/01/44 (f)(g)	77,766		86,183,840
5.50%, 9/01/29–10/01/39 (f)(g)	37,743		41,578,939
5.97%, 8/01/16	2,931		3,155,417
6.00%, 9/01/44–10/01/44 (g)	43,600		49,128,343
6.50%, 12/01/37–10/01/39 (f)	11,303		12,788,854
7.50%, 2/01/22	—	(e)	63
9.50%, 1/01/19–9/01/19	2		1,873
Freddie Mac Mortgage-Backed Securities:
2.48%, 1/01/35 (a)	184		186,558
2.51%, 11/01/17 (a)	8		8,368
2.55%, 10/01/34 (a)	200		200,289
5.00%, 2/01/22–4/01/22	335		363,812
9.00%, 9/01/20	19		20,685
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21–12/15/23	119		125,752
8.00%, 10/15/22–8/15/27	52		56,322
9.00%, 4/15/20–9/15/21	4		4,415
			401,083,974
Principal Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities (d):
Series 1999-W4, 0.00%, 2/25/29	94		86,346
Series 2002-13, Class PR, 0.00%, 2/25/21–3/25/32	346		326,394
Freddie Mac Mortgage-Backed Securities, 0.00%, 11/15/22–11/15/28 (d)	822		768,398
			1,181,138
Total U.S. Government Sponsored Agency Securities — 156.4%			727,029,517

U.S. Treasury Obligations
U.S. Treasury Notes:
1.63%, 8/31/19 (h)	4,780		4,779,254
1.00%, 11/30/19 (f)	2,965		2,858,678
1.63%, 11/15/22	780		746,607
2.50%, 5/15/24	1,440		1,460,588
Total U.S. Treasury Obligations — 2.1%			9,845,127
Total Long-Term Investments (Cost — $747,376,081) — 161.8%			752,395,000

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
Money Market Funds — 1.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (i)(j)	8,012,499	$8,012,499
	Par (000)
Borrowed Bond Agreement — 0.2%
Credit Suisse Securities (USA) LLC, 0.06%, Open (Purchased on 7/23/14 to be repurchased at $837,054, collateralized by U.S. Treasury Bonds, 2.75%, par and fair values of $917,000 and $859,687, respectively)	$837	837,000
Total Short-Term Securities (Cost — $8,849,499) — 1.9%		8,849,499
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $756,225,580) — 163.7%		761,244,499
Borrowed Bonds	Par (000)	Value
U.S. Treasury Bonds, 2.75%, 11/15/42	$917	$(859,687)
Total Borrowed Bonds (Proceeds — $842,347) — (0.2)%		(859,687)

TBA Sale Commitments (g)
Fannie Mae Mortgage-Backed Securities:
4.50%, 9/01/29	4,700	(4,966,395)
5.00%, 9/01/29 — 10/01/44	26,100	(28,742,926)
6.00%, 9/01/44	21,800	(24,586,312)
Total TBA Sale Commitments (Proceeds — $58,228,891) — (12.5)%		(58,295,633)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 151.0%		702,089,179
Liabilities in Excess of Other Assets — (51.0)%		(237,156,666)
Net Assets — 100.0%		$464,932,513

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Zero-coupon bond.
(e)	Amount is less than $500.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of August 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC	$21,789,416	$138,229
Deutsche Bank Securities, Inc.	$7,075,105	$(1,653)
Goldman Sachs & Co.	$1,303,031	$7,594
J.P. Morgan Securities LLC	$1,322,203	$5,074

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$4,779,254	$7,097

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,996,794	(6,984,295)	8,012,499	$3,704

(j)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of August 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.15%	12/10/13	Open	$17,914,714	$17,929,673
BNP Paribas Securities Corp.	0.09%	7/07/14	Open	2,831,575	2,831,964
Credit Suisse Securities (USA) LLC	0.14%	8/12/14	9/11/14	153,535,000	153,546,942
Credit Suisse Securities (USA) LLC	0.14%	8/12/14	9/11/14	31,104,000	31,106,419

Total				$205,385,289	$205,414,998
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	59

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:
Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(41)	90-Day Euro-Dollar	Chicago Mercantile	September 2014	$10,225,913	$(42,315)
(164)	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$35,923,688	(20,277)
(52)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$ 6,179,469	(7,747)
(200)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$25,156,250	(6,433)
(641)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	$89,800,094	(601,120)
(85)	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	$13,217,500	(101,721)
(41)	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$10,223,862	(48,196)
(41)	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$10,213,612	(43,759)
(12)	90-Day Euro-Dollar	Chicago Mercantile	June 2015	$ 2,983,800	(2,123)
(12)	90-Day Euro-Dollar	Chicago Mercantile	December 2015	$ 2,970,150	4,927
(12)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	$ 2,962,800	8,302
Total					$ (860,462)

•	Centrally cleared interest rate swaps outstanding as of August 31, 2014 were as follows:
Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
0.46%[1]	3-month LIBOR	Chicago Mercantile	6/11/15	$100	$141

•	OTC interest rate swaps outstanding as of August 31, 2014 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.88%[1]	3-month LIBOR	UBS AG	3/21/15	USD	25,000	$626,334	—	$626,334
4.87%[1]	3-month LIBOR	Goldman Sachs Bank USA	1/25/16	USD	5,500	335,111	—	335,111
2.81%[1]	3-month LIBOR	Citibank N.A.	2/06/16	USD	20,000	661,695	—	661,695
5.72%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	7/14/16	USD	5,400	506,017	—	506,017
4.31%[2]	3-month LIBOR	Deutsche Bank AG	10/01/18	USD	60,000	(6,648,452)	—	(6,648,452)
3.43%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	3/28/21	USD	6,000	502,799	$(183,998)	686,797
5.41%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	8/15/22	USD	9,565	2,216,240	—	2,216,240

Total						$(1,800,256)	$(183,998)	$(1,616,258)
[1]	Trust pays the floating rate and receives the fixed rate.
[2]	Trust pays the fixed rate and receives the floating rate.

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,560,413	$626,872	$4,187,285
Non-Agency Mortgage-Backed Securities	—	8,624,522	2,708,549	11,333,071
U.S. Government Sponsored Agency Securities	—	723,416,845	3,612,672	727,029,517
U.S. Treasury Obligations	—	9,845,127	—	9,845,127
Short-Term Securities:
Money Market Funds	$8,012,499	—	—	8,012,499
Borrowed Bond Agreement	—	837,000	—	837,000
Liabilities:
Investments:
Borrowed Bonds	—	(859,687)	—	(859,687)
TBA Sale Commitments	—	(58,295,633)	—	(58,295,633)
Total	$8,012,499	$687,128,587	$6,948,093	$702,089,179

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$13,229	$5,032,335	—	$5,045,564
Liabilities:
Interest rate contracts	(873,691)	(6,648,452)	—	$(7,522,143)
Total	$(860,462)	$(1,616,117)	—	$(2,476,579)
[1]	Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$7,700,000	—	—	$7,700,000
Cash pledged as collateral for reverse repurchase agreements	173,000	—	—	173,000
Cash pledged for financial futures contracts	2,009,000	—	—	2,009,000
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Liabilities:
Bank overdraft	—	$(79)	—	$(79)
Cash received as collateral for OTC derivatives	—	(5,260,000)	—	(5,260,000)
Reverse repurchase agreements	—	(205,414,998)	—	(205,414,998)
Total	$9,892,000	$(210,675,077)	—	$(200,783,077)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	61

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2013	$695,051	$2,808,305	$7,314,558	$10,817,914
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[1]	—	—	(3,143,245)	(3,143,245)
Accrued discounts/premiums	(371,145)	—	(13,012)	(384,157)
Net realized gain (loss)	—	10	(16,767)	(16,757)
Net change in unrealized appreciation/depreciation[2,3]	302,966	(99,756)	16,958	220,168
Purchases	—	—	—	—
Sales	—	(10)	(545,822)	(545,832)
Closing Balance, as of August 31, 2014	$626,872	$2,708,549	$3,612,672	$6,948,093
Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014[3]	$302,966	$(99,756)	$16,958	$220,168
[1]	As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,143,245 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[3]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments held as of August 31, 2014 is generally due to investments no longer held or categorized as level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2014

Statements of Assets and Liabilities
August 31, 2014	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)*	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Assets
Investments at value — unaffiliated[1]	$596,447,752	$2,383,983,860	$595,098,808	$753,232,000
Investments at value — affiliated[2]	742,474	3,602,081	3,425,318	8,012,499
Cash	38,897	—	—	—
Cash pledged for financial futures contracts	122,000	3,198,000	226,000	2,009,000
Cash pledged as collateral for reverse repurchase agreements	—	—	1,984,142	173,000
Cash pledged as collateral for OTC derivatives	1,200,000	1,970,000	590,000	7,700,000
Cash pledged for centrally cleared swaps	516,000	—	515,000	10,000
Interest receivable	6,452,194	33,200,680	6,565,872	2,657,275
TBA sale commitments receivable	—	—	—	58,228,891
Investments sold receivable	177,530	17,388,648	522,868	102,629
Unrealized appreciation on OTC derivatives	178,514	2,657,749	179,910	5,032,194
Dividends receivable	13,711	98,107	13,711	—
Swaps receivable	6,521	202,777	6,335	812,964
Swap premiums paid	70,996	156,624	70,977	—
Variation margin receivable on financial futures contracts	20,000	—	18,125	156,594
Unrealized appreciation on forward foreign currency exchange contracts	395,247	7,247,593	393,776	—
Principal paydowns receivable	—	—	—	35,506
Foreign currency at value[3]	15,884	529,079	304,703	—
Variation margin receivable on centrally cleared swaps	—	—	—	20
Deferred offering costs	—	115,121	—	—
Prepaid expenses	7,068	29,658	7,031	10,927
Total assets	606,404,788	2,454,379,977	609,922,576	838,173,499

Liabilities
Bank overdraft	—	224,629	48,720	79
Cash received as collateral for reverse repurchase agreements	2,378,000	—	2,162,000	—
Cash received as collateral for OTC derivatives	—	2,700,000	—	5,260,000
Borrowed bonds at value[4]	—	—	—	859,687
Options written at value[5]	2,580,908	—	2,588,336	—
Bank borrowings payable	—	723,000,000	—	—
Reverse repurchase agreements	168,300,777	—	171,566,571	205,414,998
Investments purchased payable	19,789,437	18,869,689	21,936,026	94,483,764
TBA sale commitments at value[6]	—	—	—	58,295,633
Unrealized depreciation on OTC derivatives	139,535	—	139,491	6,648,452
Swap premiums received	121,185	368,840	122,177	183,998
Unrealized depreciation on forward foreign currency exchange contracts	5,496	304,747	—	—
Investment advisory fees payable	252,975	1,228,637	206,443	256,171
Swaps payable	18,099	—	18,097	1,127,872
Interest expense payable	—	558,092	—	17,393
Officer’s and Trustees fees payable	62,798	403,461	139,422	154,203
Income dividends payable	50,924	437,048	70,420	65,466
Variation margin payable on financial futures contracts	40,558	155,496	51,432	13,606
Variation margin payable on centrally cleared swaps	3,203	—	1,758	—
Administration fees payable	—	—	34,455	59,239
Reorganization costs payable	180,616	13,125	77,383	222,279
Offering costs payable	—	144,142	—	—
Other liabilities	240,760	—	101,591	—
Other accrued expenses payable	161,105	549,971	155,693	178,146
Total liabilities	194,326,376	748,957,877	199,420,015	373,240,986
Net Assets	$412,078,412	$1,705,422,100	$410,502,561	$464,932,513
[1] Investments at cost — unaffiliated	$560,291,925	$2,320,027,105	$559,275,271	$748,213,081
[2] Investments at cost — affiliated	$742,474	$3,602,081	$3,425,318	$8,012,499
[3] Foreign currency at cost	$13,065	$531,034	$307,617	—
[4] Proceeds received from borrowed bonds	—	—	—	$842,347
[5] Premiums received	$3,343,622	$—	$3,351,152	—
[6] Proceeds from TBA sale commitments	—	—	—	$58,228,891

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	63

Statements of Assets and Liabilities (concluded)
August 31, 2014	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)*	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Net Assets Consist of
Paid-in capital[7,8,9]	$378,734,616	$1,788,506,929	$385,469,263	$478,274,443
Undistributed net investment income	2,988,893	1,526,183	2,921,368	9,245,640
Accumulated net realized loss	(6,665,710)	(157,363,092)	(14,609,287)	(25,045,827)
Net unrealized appreciation/depreciation	37,020,613	72,752,080	36,721,217	2,458,257
Net Assets	$412,078,412	$1,705,422,100	$410,502,561	$464,932,513
Net asset value per share	$15.24	$13.47	$11.91	$7.27
[7] Par Value	$0.001	$0.100	$0.010	$0.010
[8] Shares outstanding	27,041,847	126,599,668	34,456,370	63,942,535
[9] Shares authorized	unlimited	200 million	200 million	200 million
*	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2014

Statements of Operations
Year Ended August 31, 2014	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Investment Income
Interest	$27,122,967	$121,549,309	$26,967,255	$26,885,874
Dividends — unaffiliated	308,188	2,880,665	310,486	—
Dividends — affiliated	1,865	987	1,754	3,704
Total income	27,433,020	124,430,961	27,279,495	26,889,578

Expenses
Investment advisory	3,100,274	12,173,549	2,353,384	3,033,540
Administration	—	—	392,231	700,048
Professional	118,462	340,094	94,161	86,488
Transfer agent	56,173	220,351	63,657	110,593
Custodian	46,807	272,008	48,052	53,307
Accounting services	58,279	194,538	58,010	67,315
Officer and Trustees	44,767	189,644	55,589	65,385
Reorganization	226,142	62,381	377,383	267,805
Printing	19,029	39,487	18,984	20,373
Registration	9,010	33,224	11,456	21,191
Offering	—	29,671	—	—
Miscellaneous	85,119	258,408	77,828	52,115
Total expenses excluding interest expense and income tax	3,764,062	13,813,355	3,550,735	4,478,160
Interest expense	410,344	5,305,355	420,378	302,522
Income tax	—	65,185	—	—
Total expenses	4,174,406	19,183,895	3,971,113	4,780,682
Less fees paid indirectly	(24)	(300)	(190)	(109)
Less fees waived by Manager	(172,812)	(1,724)	(3,720)	(7,128)
Less reorganization costs reimbursed by Manager	—	—	(300,000)	—
Total expenses after fees waived	4,001,570	19,181,871	3,667,203	4,773,445
Net investment income	23,431,450	105,249,090	23,612,292	22,116,133

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,820,509	58,972,474	4,214,581	1,490,649
Litigation proceeds	332,281	8,518	46,780	—
Financial futures contracts	1,224,968	(3,219,276)	1,403,516	(11,396,693)
Foreign currency transactions	(1,158,403)	(3,086,490)	(1,284,711)	—
Options written	522,931	191,073	524,192	—
Swaps	(1,490,123)	(7,879,332)	(1,443,580)	503,189
	3,252,163	44,986,967	3,460,778	(9,402,855)
Net change in unrealized appreciation/depreciation on:
Investments	29,187,619	24,844,722	29,388,333	12,701,073
Financial futures contracts	(195,226)	(10,931)	(153,120)	157,699
Foreign currency translations	461,808	5,205,406	507,997	—
Options written	1,293,405	24,288	1,296,453	—
Swaps	(765,497)	1,770,558	(813,520)	(865,533)
Borrowed bonds	—	—	—	(98,864)
Unfunded floating rate loan interests	—	(12,443)	—	—
	29,982,109	31,821,600	30,226,143	11,894,375
Net realized and unrealized gain	33,234,272	76,808,567	33,686,921	2,491,520
Net Increase in Net Assets Resulting from Operations	$56,665,722	$182,057,657	$57,299,213	$24,607,653
[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	65

Statements of Changes in Net Assets
	BlackRock Core Bond Trust (BHK)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$23,431,450	$24,077,362
Net realized gain	3,252,163	1,698,305
Net change in unrealized appreciation/depreciation	29,982,109	(31,803,836)
Net increase (decrease) in net assets resulting from operations	56,665,722	(6,028,169)

Dividends to Shareholders From[1]
Net investment income	(24,499,913)	(25,416,860)

Capital Share Transactions
Reinvestment of dividends	—	221,789

Net Assets
Total increase (decrease) in net assets	32,165,809	(31,223,240)
Beginning of year	379,912,603	411,135,843
End of year	$412,078,412	$379,912,603
Undistributed net investment income, end of year	$2,988,893	$5,180,547

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund Inc. (HYT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$105,249,090	$35,346,627
Net realized gain	44,986,967	23,080,390
Net change in unrealized appreciation/depreciation	31,821,600	(8,840,108)
Net increase in net assets resulting from operations	182,057,657	49,586,909

Dividends to Shareholders From[1]
Net investment income	(101,824,719)	(39,195,248)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	1,178,342,562	—
Reinvestment of dividends	—	499,916
Net increase in net assets derived from capital share transactions	1,178,342,562	499,916

Net Assets
Total increase in net assets	1,258,575,500	10,891,577
Beginning of year	446,846,600	435,955,023
End of year	$1,705,422,100	$446,846,600
Undistributed net investment income, end of year	$1,526,183	$3,902,307
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2014

Statements of Changes in Net Assets
	BlackRock Income Opportunity Trust, Inc. (BNA)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$23,612,292	$23,559,363
Net realized gain	3,460,778	3,918,608
Net change in unrealized appreciation/depreciation	30,226,143	(34,000,708)
Net increase (decrease) in net assets resulting from operations	57,299,213	(6,522,737)

Dividends to Shareholders From[1]
Net investment income	(24,601,850)	(23,740,439)

Net Assets
Total increase (decrease) in net assets	32,697,363	(30,263,176)
Beginning of year	377,805,198	408,068,374
End of year	$410,502,561	$377,805,198
Undistributed net investment income, end of year	$2,921,368	$5,082,132

	BlackRock Income Trust, Inc. (BKT)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$22,116,133	$20,368,194
Net realized gain (loss)	(9,402,855)	516,801
Net change in unrealized appreciation/depreciation	11,894,375	(30,160,300)
Net increase (decrease) in net assets resulting from operations	24,607,653	(9,275,305)

Dividends to Shareholders From[1]
Net investment income	(27,623,179)	(30,628,476)

Net Assets
Total decrease in net assets	(3,015,526)	(39,903,781)
Beginning of year	467,948,039	507,851,820
End of year	$464,932,513	$467,948,039
Undistributed net investment income, end of year	$9,245,640	$10,875,865
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	67

Statements of Cash Flows
Year Ended August 31, 2014	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$56,665,722	$182,057,657	$57,299,213	$24,607,653
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(30,919)	(703,126)[2]	(294,338)	63,953
(Increase) decrease in swaps receivable	6,680	(75,734)	6,901	13,683
Decrease in other assets	29,378	—	96,026	16,208
(Increase) decrease in prepaid expenses	5,561	(20,508)[2]	5,672	4,713
(Increase) decrease in dividends receivable	(13,711)	54,081 [2]	(13,711)	—
(Increase) decrease in variation margin receivable on financial futures contracts	167,771	2,015	181,121	(156,594)
(Increase) decrease in variation margin receivable on centrally cleared swaps	12,768	—	12,678	(20)
(Increase) decrease in cash pledged as collateral for financial futures contracts	165,000	(2,452,000)[2]	227,000	388,000
Increase in cash pledged as collateral for centrally cleared swaps	(96,000)	—	(95,000)	—
Increase in cash pledged as collateral for OTC derivatives	(510,000)	(770,000)	(20,000)	(4,800,000)
Decrease in cash pledged for reverse repurchase agreements	5,147,000	—	5,938,858	1,887,000
(Increase) decrease in swaps premiums paid	112,245	(57,867)[2]	41,242	—
Increase (decrease) in investment advisory fees payable	8,010	(483,334)[2]	14,323	(1,780)
Increase (decrease) in interest expense payable	(21,848)	(187,946)[2]	83,898	(6,722)
Increase (decrease) in other accrued expenses payable	4,616	(165,690)[2]	2,444	18,698
Increase (decrease) in variation margin payable on financial futures contracts	40,558	155,496 [2]	51,432	(226,600)
Increase (decrease) in variation margin payable on centrally cleared swaps	3,203	—	1,758	(12)
Decrease in swaps payable	(19,643)	(3,202)	(20,545)	(11,704)
Decrease in swaps premium received	(57,765)	(5,210,403)[2]	(58,183)	(27,779)
Increase in Officer’s and Trustees’ fees payable	7,613	272,882 [2]	35,416	41,252
Decrease in other liabilities	—	(457,953)	(777,755)	—
Increase (decrease) in reorganization costs payable	180,616	13,125 [2]	77,383	222,279
Increase (decrease) in administration fees payable	—	—	2,366	(558)
Increase in cash received as collateral for reverse repurchase agreements	2,378,000	—	2,162,000	—
Increase (decrease) in cash received as collateral for over the counter swaps	(1,400,000)	200,000	(1,500,000)	740,000
Net realized gain on investments and written options	(3,238,825)	(51,356,670)	(3,510,291)	(16,048)
Net unrealized gain on investments, swaps and foreign currency translation	(30,562,253)	(31,832,531)	(30,859,938)	(11,842,664)
Amortization of premium and accretion of discount on investments	3,243,278	2,132,662	3,471,683	7,165,810
Premiums received from options written	5,119,437	814,307	5,133,210	—
Proceeds from sales and principal paydowns of long-term investments	468,282,943	1,254,120,378 [2]	457,271,613	1,869,423,066
Purchases of long-term investments	(479,287,857)	(1,267,592,400)[2]	(470,884,125)	(1,923,902,877)
Net proceeds from sales of short-term securities	4,593,017	12,063,421 [2]	3,479,620	6,994,374
Premiums (paid) received on closing options written	(2,054,956)	(1,056,096)	(2,061,900)	—
Net cash provided by operating activities	28,879,639	89,460,564	25,500,071	(29,406,669)

Cash Used for Financing Activities
Proceeds from bank borrowings	—	619,000,000	—	—
Payments on bank borrowings	—	(609,000,000)	—	—
Payments for offering costs	—	(650)	—	—
Amortization of deferred offering costs	—	29,671	—	—
Net borrowing of reverse repurchase agreements	(4,214,736)	—	(723,585)	57,070,372
Cash dividends paid to shareholders	(24,507,270)	(101,838,846)	(24,588,799)	(27,648,213)
Increase (decrease) in bank overdraft	(157,427)	224,629	48,720	(15,490)
Net cash used for financing activities	(28,879,433)	(91,585,196)	(25,263,664)	29,406,669

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2014

Statements of Cash Flows (concluded)
Year Ended August 31, 2014	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$1,790	$(4,222)	$(3,922)	—

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	1,996	(2,128,854)	232,485	—
Cash and foreign currency at beginning of year	52,785	2,657,933 [3]	72,218	—
Cash and foreign currency at end of year	$54,781	$529,079	$304,703	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$432,192	$5,493,301	$336,480	$309,244

Non-cash Financing Activities
Fair value of investments acquired through reorganization	—	$1,691,534,575	—	—
Capital shares issued in reorganization	—	$1,178,342,562	—	—

[1]	Consolidated Statement of Cash Flows.
[2]	Includes assets and liabilities acquired in reorganization.
[3]	Includes cash and foreign currency acquired in reorganization of $2,642,772.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	69

Financial Highlights	BlackRock Core Bond Trust (BHK)
	Year Ended August 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.05		$15.21	$13.78	$14.19	$12.56
Net investment income[1]	0.87		0.89	0.88	0.83	0.87
Net realized and unrealized gain (loss)	1.23		(1.11)	1.37	(0.36)	1.76
Net increase (decrease) from investment operations	2.10		(0.22)	2.25	0.47	2.63
Dividends from net investment income[2]	(0.91)		(0.94)	(0.82)	(0.88)	(1.00)
Net asset value, end of year	$15.24		$14.05	$15.21	$13.78	$14.19
Market price, end of year	$13.64		$12.50	$15.41	$12.69	$13.92

Total Return[3]
Based on net asset value	16.09%	[4]	(1.42)%	17.06%	4.02%	22.44%
Based on market price	16.78%		(13.43)%	28.78%	(2.35)%	25.93%

Ratio to Average Net Assets
Total expenses	1.06%	[5]	1.03%	0.95%	1.02%	1.18%
Total expenses after fees waived and paid indirectly	1.02%	[5]	0.98%	0.94%	1.02%	1.18%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.91%	[5]	0.86%	0.86%	0.93%	0.95%
Net investment income	5.94%		5.92%	6.13%	6.05%	6.62%

Supplemental Data
Net assets, end of year (000)	$412,078		$379,913	$411,136	$372,295	$383,540
Borrowings outstanding, end of year (000)	$168,301		$172,537	$182,679	$152,301	$168,938
Average borrowings outstanding, during the year (000)	$169,493		$187,038	$143,234	$151,080	$162,760
Portfolio turnover rate[6]	82%		100%	290%	824%	641%
Asset coverage, end of year per $1,000	$3,448		$3,202	$3,251	$3,444	$3,270
[1]	Based on average shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 16.01%.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.00%, 0.96% and 0.85%, respectively.
[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:
	Year Ended August 31,
	2014	2013	2012	2011	2010
Portfolio turnover (excluding mortgage dollar roll transactions)	48%	63%	237%	544%	534%

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (HYT)
	Year Ended August 31,
	2014[1]		2013[1]		2012[1]		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.62		$12.32		$11.49		$11.38	$9.68
Net investment income[2]	0.98		1.00		1.04		1.06	1.05
Net realized and unrealized gain	0.91		0.41		0.83		0.05	1.67
Net increase (decrease) from investment operations	1.89		1.41		1.87		1.11	2.72
Dividends from net investment income[3]	(1.04)		(1.11)		(1.04)		(1.00)	(1.02)
Net asset value, end of year	$13.47		$12.62		$12.32		$11.49	$11.38
Market price, end of year	$12.07		$11.37		$12.96		$11.21	$11.19

Total Return[4]
Based on net asset value	16.21%		11.90%		17.14%		9.95%	29.26%
Based on market price	15.58%		(4.16)%		26.30%		9.09%	29.92%

Ratio to Average Net Assets
Total expenses	1.35%	[5]	1.54%	[6]	1.51%		1.41%	1.34%
Total expenses after fees waived and paid indirectly	1.35%	[5]	1.54%	[6]	1.51%		1.41%	1.34%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.98%	[5]	1.16%	[6,7]	1.19%	[8]	1.12%	1.09%
Net investment income	7.40%		7.83%		8.84%		8.80%	9.52%

Supplemental Data
Net assets, end of year (000)	$1,705,422		$446,847		$435,955		$405,697	$401,760
Borrowings outstanding, end of year (000)	$723,000		$191,000		$181,000		$130,000	$89,000
Average borrowings outstanding, during the year (000)	$584,041		$180,436		$142,342		$115,512	$76,356
Portfolio turnover rate	64%		77%		61%		87%	85%
Asset coverage, end of year per $1,000	$3,359		$3,340		$3,409		$4,121	$5,514
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.
[6]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.
[7]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.
[8]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	71

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)
	Year Ended August 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.96		$11.84	$10.77	$11.07	$10.02
Net investment income[1]	0.69		0.68	0.67	0.63	0.59
Net realized and unrealized gain (loss)	0.97		(0.87)	1.05	(0.28)	1.25
Net increase (decrease) from investment operations	1.66		(0.19)	1.72	0.35	1.84
Dividends from net investment income[2]	(0.71)		(0.69)	(0.65)	(0.65)	(0.79)
Net asset value, end of year	$11.91		$10.96	$11.84	$10.77	$11.07
Market price, end of year	$10.59		$9.64	$11.58	$9.85	$10.56

Total Return[3]
Based on net asset value	16.46%		(1.47)%	16.81%	3.91%	19.83%
Based on market price	17.73%		(11.39)%	24.92%	(0.37)%	18.69%

Ratio to Average Net Assets
Total expenses	1.01%	[4]	0.93%	0.90%	0.95%	1.09%
Total expenses after fees waived and paid indirectly	0.93%	[4]	0.93%	0.90%	0.95%	1.09%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.83%	[4]	0.81%	0.82%	0.85%	0.86%
Net investment income	6.02%		5.82%	5.97%	5.94%	5.81%

Supplemental Data
Net assets end of year (000)	$410,503		$377,805	$408,068	$371,175	$381,379
Borrowings outstanding, end of year (000)	$171,567		$172,206	$188,055	$154,883	$157,776
Average borrowings outstanding, during the year (000)	$174,069		$185,003	$151,411	$148,617	$151,700
Portfolio turnover rate[5]	80%		101%	285%	774%	720%
Asset coverage, end of year per $1,000	$3,393		$3,194	$3,170	$3,396	$3,417
[1]	Based on average shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.92%, 0.84% and 0.73%, respectively.
[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:
	Year Ended August 31,
	2014	2013	2012	2011	2010
Portfolio turnover (excluding mortgage dollar roll transactions)	46%	63%	231%	492%	608%

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Income Trust, Inc. (BKT)
	Year Ended August 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$7.32		$7.94	$7.96	$7.76	$7.12
Net investment income[1]	0.35		0.32	0.39	0.35	0.20
Net realized and unrealized gain (loss)	0.03		(0.46)	0.06	0.19	0.73
Net increase (decrease) from investment operations	0.38		(0.14)	0.45	0.54	0.93
Dividends and distributions from:[2]
Net investment income	(0.43)		(0.48)	(0.27)	(0.34)	(0.26)
Net realized gain	—		—	(0.20)	—	(0.03)
Total dividends and distributions	(0.43)		(0.48)	(0.47)	(0.34)	(0.29)
Net asset value, end of year	$7.27		$7.32	$7.94	$7.96	$7.76
Market price, end of year	$6.42		$6.40	$7.63	$7.18	$6.95

Total Return[3]
Based on net asset value	6.05%		(1.45)%	6.24%	7.70%	13.86%
Based on market price	7.12%		(10.34)%	13.19%	8.47%	11.19%

Ratio to Average Net Assets
Total expenses	1.02%	[4]	1.00%	0.97%	1.06%	1.05%
Total expenses after fees waived and paid indirectly	1.02%	[4]	1.00%	0.97%	1.05%	1.02%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.96%	[4]	0.90%	0.90%	0.94%	0.92%
Net investment income	4.74%		4.18%	4.86%	4.43%	2.72%

Supplemental Data
Net assets end of year (000)	$464,933		$467,948	$507,852	$508,765	$496,260
Borrowings outstanding, end of year (000)	$205,415		$148,344	$119,706	$233,676	$106,985
Average borrowings outstanding, during the year (000)	$197,388		$188,924	$183,890	$116,771	$23,316
Portfolio turnover rate[5]	256%		358%	487%	899%	883%
Asset coverage, end of year per $1,000	$3,263		$4,154	$5,242	$3,177	$5,639
[1]	Based on average shares outstanding.
[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.97%, 0.97% and 0.90%, respectively.
[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover is as follows:
	Year Ended August 31,
	2014	2013	2012	2011	2010
Portfolio turnover (excluding mortgage dollar roll transactions)	125%	196%	230%	387%	207%

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	73

Notes to Financial Statements

1. Organization:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (formerly known as BlackRock Corporate High Yield Fund VI, Inc.) (“HYT”), BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Income Trust, Inc. (“BKT”) (collectively, the “Trusts” or individually as a “Trust”) are registered under the 1940 Act, as diversified, closed-end management investment companies. HYT, BNA and BKT are organized as Maryland corporations. BHK is organized as a Delaware statutory trust. The Boards of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: The Board and shareholders of HYT and the Board and shareholders of each of BlackRock Corporate High Yield Fund, Inc. (COY), BlackRock Corporate High Yield Fund III, Inc. (CYE), BlackRock Corporate High Yield Fund V, Inc. (HYV), BlackRock High Income Shares (HIS) and BlackRock High Yield Trust (BHY) (individually a “HYT Target” and collectively the “HYT Target Funds”) approved the reorganizations of each HYT Target Fund into the Trust pursuant to which the Trust acquired substantially all of the assets and substantially all of the liabilities of each HYT Target Fund in exchange for an equal aggregate value of newly-issued shares of the Trust. On February 28, 2014, the Trust changed its name from BlackRock Corporate High Yield Fund VI, Inc. to BlackRock Corporate High Yield Fund, Inc.

Each Common Shareholder of HYT Target received Common Shares of HYT in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on November 15, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of HYT in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of HYT
COY	35,027,459	0.59633674	20,888,115
CYE	37,552,995	0.61218457	22,989,338
HYV	33,015,111	1.02665810	33,895,222
HIS	54,848,390	0.17536312	9,618,090
BHY	6,431,296	0.58941105	3,790,663

Each HYT Target’s net assets and composition of net assets on November 15, 2013, the valuation date of the reorganization, were as follows:

	Target Funds
	COY	CYE	HYV	HIS	BHY
Net assets	$269,933,969	$297,104,927	$438,025,175	$124,291,816	$48,986,675
Paid-in capital	$305,529,497	$325,149,382	$469,523,241	$151,358,421	$57,800,581
Distributions in excess of net investment income	$(1,185,651)	$(1,350,006)	$(1,971,210)	$(754,598)	$(176,691)
Accumulated net realized loss	$(41,042,210)	$(35,328,795)	$(45,260,726)	$(28,812,095)	$(11,055,877)
Net unrealized appreciation	$6,632,333	$8,634,346	$15,733,870	$2,500,088	$2,418,662

For financial reporting purposes, assets received and shares issued by HYT were recorded at fair value. However, the cost basis of the investments received from the HYT Target were carried forward to align ongoing reporting of HYT’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of HYT before the acquisition were $457,705,742. The aggregate net assets of HYT immediately after the acquisition amounted to $1,636,048,304. Each HYT Target’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
COY	$390,967,349	$384,382,845
CYE	$426,116,528	$417,548,014
HYV	$635,374,976	$619,705,167
HIS	$168,353,486	$165,699,553
BHY	$69,538,358	$67,121,555

The purpose of these transactions was to combine six funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on November 18, 2013.

74	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on September 1, 2013 the beginning of the fiscal reporting period of HYT, the pro forma results of operations for the year ended August 31, 2014, are as follows:

•	Net investment income: $124,066,786
•	Net realized and change in unrealized gain/loss on investments: $114,665,188
•	Net increase/decrease in net assets resulting from operations: $238,731,974

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in HYT’s Consolidated Statement of Operations since November 18, 2013.

Reorganization costs incurred in connection with the reorganizations were expensed by HYT.

On June 6, 2014, the Boards of BHK, BNA and BKT approved the reorganizations of BKT and BNA with and into BHK, with BHK continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the shareholders of BHK and BNA approved the reorganization of BNA with and into BHK, which is expected to be completed in late 2014. The reorganization of BKT with and into BHK was not approved by BKT shareholders. Consequently, the reorganization of BKT with and into BHK will not be completed. Regardless of whether the reorganizations are completed, the costs associated with the proposed reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Trust incurring the expense or allocated among BHK, BNA and BKT proportionately or on another reasonable basis, as appropriate. The Manager has agreed to pay $300,000 of BNA’s reorganization costs, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

Basis of Consolidation: HYT’s accompanying consolidated financial statements include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiaries”), all of which are wholly owned Taxable Subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statements of Operations. A tax provision for realized and unrealized gain, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations. The net assets of the Taxable Subsidiaries at August 31, 2014 were $14,152,153 or 0.8% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to the Trust.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes

ANNUAL REPORT	AUGUST 31, 2014	75

Notes to Financial Statements (continued)

received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

76	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, each Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of each Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the

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Notes to Financial Statements (continued)

obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may subsequently have to reinvest the proceeds at lower interest rates. If the Trusts have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trusts may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

78	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

Preferred Stock: Certain Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests held by the Trusts are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2014 the Trusts had no outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA

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Notes to Financial Statements (continued)

commitments, the Trusts may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Trusts, respectively, at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Trusts may receive a fee for use of the security by the counterparty, which may result in interest income to the Trusts.

For the year ended August 31, 2014, the daily weighted average interest rates from reverse repurchase agreements were as follows:

Daily Weighted Average Interest Rate
BHK	0.24%
BNA	0.24%
BKT	0.15%

Reverse repurchase transactions and borrowed bond agreements are entered into by the Trusts under Master Repurchase Agreements (“MRA”), which permit the Trusts, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trusts. With reverse repurchase transactions and borrowed bond agreements, typically the Trusts and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trusts receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trusts upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trusts are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

The following table is a summary of the Trusts’ open repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis as of August 31, 2014:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$14,913,465	$(14,913,465)	—	—
BNP Paribas Securities Corp.	66,328,249	(66,328,249)	—	—
Citigroup Global Markets, Inc.	6,726,418	(6,726,418)
Credit Suisse Securities (USA) LLC	23,596,107	(23,596,107)	—	—
Deutsche Bank Securities, Inc.	10,001,451	(10,001,451)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	13,937,451	(13,937,451)	—	—
RBC Capital Markets, LLC	1,464,699	(1,464,699)
UBS Securities LLC	31,332,937	(31,332,937)	—	—
Total	$168,300,777	$(168,300,777)	—	—
[1]	Net collateral with a value of $176,020,238 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BNA
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[2]	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$8,863,776	$(8,863,776)	—	—
BNP Paribas Securities Corp.	55,178,541	(55,178,541)	—	—
Credit Suisse Securities (USA) LLC	35,190,271	(35,190,271)	—	—
Deutsche Bank Securities, Inc.	12,141,341	(12,141,341)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,077,518	(25,077,518)	—	—
RBC Capital Markets, LLC	6,696,626	(6,696,626)	—	—
UBS Securities LLC	28,418,498	(28,418,498)	—	—
Total	$171,566,571	$(171,566,571)	—	—
[2]	Net collateral with a value of $179,439,228 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BKT
Counterparty	Borrowed Bonds Agreements[3]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[4]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged[5]	Net Exposure Due (to) / from Counterparty
BNP Paribas Securities Corp.	—	$(2,831,964)	—	$(2,831,964)	—	—	$2,831,964	—	$2,831,964	—
Credit Suisse Securities (USA) LLC	$837,000	$(202,583,034)	$(877,080)	$(202,623,114)	—	—	202,623,114	—	202,623,114	—
Total	$837,000	$(205,414,998)	$(877,080)	$(205,455,078)	—	—	$205,455,078	—	$205,455,078	—
[3]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[4]	Includes accrued interest on borrowed bonds in the amount of $17,393 which is included in interest expense payable in the Statements of Assets and Liabilities.
[5]	Net collateral with a value of $212,428,256 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

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Notes to Financial Statements (continued)

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security they do not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Trusts will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

82	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended August 31, 2014, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
BHK
Outstanding options, beginning of year	—	$30,700	$66,601	—	$55,300	$735,472
Options written	—	128,200	1,952,235	—	156,800	3,167,202
Options closed	—	(101,100)	(1,063,035)	—	(98,500)	(1,514,853)
Outstanding options, end of year	—	$57,800	$955,801	—	$113,600	$2,387,821
HYT
Outstanding options, beginning of year	—	—	—	3,595	—	$432,862
Options written	—	—	—	19,250	—	814,307
Options expired	—	—	—	(9,295)	—	(804,727)
Options closed	—	—	—	(13,550)	—	(442,442)
Outstanding options, end of year	—	—	—	—	—	—
BNA
Outstanding options, beginning of year	—	$30,900	$67,034	—	$55,500	$737,000
Options written	—	128,400	1,959,254	—	156,900	3,173,955
Options closed	—	(101,500)	(1,066,688)	—	(98,800)	(1,519,403)
Outstanding options, end of year	—	$57,800	$959,600	—	$113,600	$2,391,552

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Trusts enter into swap agreements in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

ANNUAL REPORT	AUGUST 31, 2014	83

Notes to Financial Statements (continued)
•	Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Forward interest rate swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
		BHK		HYT		BNA		BKT
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swaps premiums paid/received; Investments at value-unaffiliated[2]; Options written at value	$1,463,804	$3,414,537	—	—	$1,495,115	$3,420,200	$5,045,564	$7,706,141
Foreign currency exchange contracts	Unrealized appreciation/ depreciation on forward foreign currency exchange contracts	395,247	5,496	$7,247,593	$304,747	393,776	—	—	—
Credit contracts	Unrealized appreciation/ depreciation on OTC swaps; Swap premiums paid/received	249,510	260,720	2,814,373	368,840	250,887	261,668	—	—
Equity contracts	Net unrealized appreciation/ depreciation[1]	—	—	—	886,781	—	—	—	—
Total		$2,108,561	$3,680,753	$10,061,966	$1,560,368	$2,139,778	$3,681,868	$5,045,564	$7,706,141

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities .
[2]	Includes options purchased at value as reported in the Schedules of Investments.
84	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year ended August 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	BHK	HYT	BHK	HYT
Interest rate contracts:
Financial futures contracts	$1,224,968	$(910,267)	$(195,226)	$(4,972)
Swaps	(1,450,115)	—	(773,713)	—
Options[1]	274,352	—	437,577	—
Foreign currency exchange contracts:
Foreign currency transactions/translations	(1,337,997)	(1,730,097)	463,069	5,340,324
Credit contracts:
Swaps	(40,008)	(7,879,332)	8,216	1,770,558
Equity contracts:
Financial futures contracts	—	(2,309,009)	—	(5,959)
Options[1]	—	(8,681,688)	—	(282,619)
Total	$(1,328,800)	$(21,510,393)	$(60,077)	$6,817,332

The Effect of Derivative Financial Instruments in the Statements of Operations Year ended August 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	BNA	BKT	BNA	BKT
Interest rate contracts:
Financial futures contracts	$1,403,516	$(11,396,693)	$(153,120)	$157,699
Swaps	(1,403,606)	503,189	(821,493)	(865,533)
Options[1]	275,605	—	440,309	—
Foreign currency exchange contracts:
Foreign currency transactions/translations	(1,491,967)	—	515,078	—
Credit contracts:
Swaps	(39,974)	—	7,973	—
Total	$(1,256,426)	$(10,893,504)	$(11,253)	$(707,834)

1 Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYT		BNA	BKT
Financial futures contracts:
Average number of contracts purchased	492	28	[2]	486	92
Average number of contracts sold	465	719		475	1,371
Average notional value of contracts purchased	$78,605,312	$2,303,193	[2]	$78,460,026	$10,957,840
Average notional value of contracts sold	$64,088,264	$74,194,972		$65,243,943	$215,862,154
Forward foreign currency exchange contracts:
Average number of contracts — US dollars purchased	3	18		3	—
Average number of contracts — US dollars sold	1	6		1	—
Average US dollar amounts purchased	$14,538,535	$249,460,801		$15,234,500	$—
Average US dollar amounts sold	$724,647	$4,418,150		$648,999	$—
Options:
Average number of option contracts purchased	—	2,054		—	—
Average number of option contracts written	—	4,813	[2]	—	—
Average notional amount of option contracts purchased	—	$35,787,522		—	—
Average notional amount of option contracts written	—	$87,723,750	[2]	—	—
Average number of swaption contracts purchased	8	—		8	—
Average number of swaption contracts written	23	—		23	—
Average notional amount of swaption contracts purchased	$118,800,000	—		$119,050,000	—
Average notional amount of swaption contracts written	$154,925,000	—		$155,225,000	—
Credit default swaps:
Average number of contracts — buy protection	4	5		2	—
Average number of contracts — sell protection	7	39		7	—
Average notional amount — buy protection	$3,201,000	$1,598,949		$3,200,000	—
Average notional amount — sell protection	$3,991,250	$38,477,627		$4,016,250	—
Interest rate swaps:
Average number of contracts — pays fixed rate	8	—		8	1
Average number of contracts — receives fixed rate	7	—		7	7
Average notional amount — pays fixed rate	$82,675,000	—		$82,800,000	$60,000,000
Average notional amount — receives fixed rate	$14,225,000	—		$14,250,000	$71,565,000
[2]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.
ANNUAL REPORT	AUGUST 31, 2014	85

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define their contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

86	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

As of August 31, 2014, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BHK		HYT
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$20,000	$40,558	—	$155,496
Forward foreign currency exchange contracts	395,247	5,496	$7,247,593	304,747
Options[1]	954,199	2,580,908	—	—
Swaps — Centrally cleared	—	3,203	—	—
Swaps — OTC[2]	249,510	260,720	2,814,373	368,840
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,618,956	$2,890,885	$10,061,966	$829,083
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(20,000)	(43,761)	—	(155,496)
Total derivative assets and liabilities subject to an MNA	$1,598,956	$2,847,124	$10,061,966	$673,587

	BNA		BKT
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$18,125	$51,432	$156,594	$13,606
Forward foreign currency exchange contracts	393,776	—	—	—
Options[1]	954,199	2,588,336	—	—
Swaps — Centrally cleared	—	1,758	20	—
Swaps — OTC[2]	250,887	261,668	5,032,194	6,832,450
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,616,987	$2,903,194	$5,188,808	$6,846,056
Derivatives not subject to an MNA	(18,125)	(53,190)	(156,614)	(13,606)
Total derivative assets and liabilities subject to an MNA	$1,598,862	$2,850,004	$5,032,194	$6,832,450

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts as of August 31, 2014:

BHK
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$324,992	$(6,993)	—	—	$317,999
Barclays Bank PLC	205,406	(205,406)	—	—	—
Citibank N.A.	43,407	(43,407)	—	—	—
Credit Suisse International	30,432	(30,432)	—	—	—
Deutsche Bank AG	700,325	(700,325)	—	—	—
Goldman Sachs Bank USA	24,822	(24,822)	—	—	—
JPMorgan Chase Bank N.A.	211,943	(211,943)	—	—	—
Morgan Stanley Capital Services LLC	57,629	(38,721)	—	—	18,908
Total	$1,598,956	$(1,262,049)	—	—	$336,907

BHK
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[6]
Bank of America N.A.	$6,993	$(6,993)	—	—	—
Barclays Bank PLC	681,786	(205,406)	—	$(476,380)	—
BNP Paribas S.A.	35,272	—	—	—	$35,272
Citibank N.A.	181,780	(43,407)	—	—	138,373
Credit Suisse International	125,015	(30,432)	—	—	94,583
Deutsche Bank AG	963,524	(700,325)	—	—	263,199
Goldman Sachs Bank USA	34,133	(24,822)	—	—	9,311
JPMorgan Chase Bank N.A.	779,900	(211,943)	—	(567,957)	—
Morgan Stanley Capital Services LLC	38,721	(38,721)	—	—	—
Total	$2,847,124	$(1,262,049)	—	$(1,044,337)	$540,738

[3]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[4]	Net amount represents the net amount receivable from the counterparty in the event of default.
[5]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[6]	Net amount represents the net amount payable due to the counterparty in the event of default.
ANNUAL REPORT	AUGUST 31, 2014	87

Notes to Financial Statements (continued)

HYT
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$2,157,816	—	—	—	$2,157,816
Citibank N.A.	5,054,775	$(5,701)	—	—	5,049,074
Deutsche Bank AG	1,627,373	(857)	—	$(1,626,516)	—
Goldman Sachs International	982,109	(368,840)	—	(613,269)	—
UBS AG	239,893	(22,921)	—	—	216,972
Total	$10,061,966	$(398,319)	—	$(2,239,785)	$7,423,862

HYT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$5,701	$(5,701)	—	—	—
Deutsche Bank AG	857	(857)	—	—	—
Goldman Sachs Bank USA	52,521	—	—	—	$52,521
Goldman Sachs International	368,840	(368,840)	—	—	—
JPMorgan Chase Bank N.A.	20,167	—	—	—	20,167
Royal Bank of Scotland PLC	1,728	—	—	—	1,728
State Street Bank and Trust Co.	51,485	—	—	—	51,485
The Bank of New York Mellon	7,813	—	—	—	7,813
Toronto — Dominion Bank	141,554	—	—	—	141,554
UBS AG	22,921	(22,921)	—	—	—
Total	$673,587	$(398,319)	—	—	$275,268

BNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A.	$323,713	$(1,497)	—	—	$322,216
Barclays Bank PLC	205,406	(205,406)	—	—	—
Citibank N.A.	43,769	(43,769)	—	—	—
Credit Suisse International	30,970	(30,970)	—	—	—
Deutsche Bank AG	700,306	(700,306)	—	—	—
Goldman Sachs Bank USA	24,822	(24,822)	—	—	—
JPMorgan Chase Bank N.A.	211,751	(211,751)	—	—	—
Morgan Stanley Capital Services LLC	58,125	(39,060)	—	—	19,065
Total	$1,598,862	$(1,257,581)	—	—	$341,281

BNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$1,497	$(1,497)	—	—	—
Barclays Bank PLC	688,060	(205,406)	—	$(20,000)	$462,654
BNP Paribas S.A.	35,272	—	—	—	35,272
Citibank N.A.	182,057	(43,769)	—	—	138,288
Credit Suisse International	125,392	(30,970)	—	—	94,422
Deutsche Bank AG	958,401	(700,306)	—	—	258,095
Goldman Sachs Bank USA	34,133	(24,822)	—	—	9,311
JPMorgan Chase Bank N.A.	786,132	(211,751)	—	(570,000)	4,381
Morgan Stanley Capital Services LLC	39,060	(39,060)	—	—	—
Total	$2,850,004	$(1,257,581)	—	$(590,000)	$1,002,423

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.
[5]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
88	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

BKT
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets
Citibank N.A.	$661,695	—	—	$(661,695)	—
Goldman Sachs Bank USA	335,111	—	—	(335,111)	—
JPMorgan Chase Bank N.A.	3,409,054	$(183,998)	—	(3,225,056)	—
UBS AG	626,334	—	$(626,334)	—	—
Total	$5,032,194	$(183,998)	(626,334)	$(4,221,862)	—

BKT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities
Deutsche Bank AG	$6,648,452	—	—	$(6,648,452)	—
JPMorgan Chase Bank N.A.	183,998	$(183,998)	—	—	—
Total	$6,832,450	$(183,998)	—	$(6,648,452)	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK and HYT.

The following Trust’s investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of it’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%

The following Trust’s investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of it’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYT	0.60%

Prior to November 18, 2013, HYT paid the Manager an investment advisory fee computed and paid monthly based on an annual rate of 0.70%.

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets.

The Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly net assets. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended August 31, 2014, the Manager waived $169,106, which is included in fees waived by Manager in the Statements of Operations for BHK.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2014, the amounts waived were as follows:

BHK	$3,706
HYT	$1,724
BNA	$3,720
BKT	$7,128
ANNUAL REPORT	AUGUST 31, 2014	89

Notes to Financial Statements (continued)

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on the HYT’s net assets, which includes the assets of the Taxable Subsidiaries.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each Trust pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended August 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	HYT	BNA
Sales	$608,065	$15,881

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities for the year ended August 31, 2014 were as follows:

Purchases
	BHK	HYT	BNA	BKT
Non-U.S. Government Securities	$462,182,025	$1,253,498,361	$453,201,516	$1,712,583,875
U.S. Government Securities	18,677,813	—	19,816,559	63,320,043
Total Purchases	$480,859,838	$1,253,498,361	$473,018,075	$1,775,903,918

Sales
	BHK	HYT	BNA	BKT
Non-U.S. Government Securities (includes paydowns)	$455,346,251	$1,260,736,919	$444,466,865	$1,675,437,631
U.S. Government Securities	10,737,091	—	9,506,669	66,814,601
Total Sales	$466,083,342	$1,260,736,919	$453,973,534	$1,742,252,232

Purchases and sales related to mortgage dollar rolls for the year ended August 31, 2014 were as follows:

	BHK	HYT	BNA	BKT
Purchases	$190,983,903	—	$191,002,019	$887,952,427
Sales	$191,490,455	—	$191,508,600	$888,423,017

7. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

90	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2014 the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, foreign currency transactions, non-deductible expenses, limitations on the utilization of capital loss carryforwards, income recognized from investments in partnerships, net paydowns losses and dividends recognized for tax purposes were reclassified to the following accounts:

	BHK	HYT	BNA	BKT
Paid-in capital	$(226,142)	$(27,300,771)	$(77,383)	$(267,805)
Undistributed net investment income	$(1,123,191)	$(362,339)	$(1,171,206)	$3,876,821
Undistributed net realized loss	$1,349,333	$27,663,110	$1,248,589	$(3,609,016)

The tax character of distributions paid was as follows:

		BHK	HYT	BNA	BKT
Ordinary income	8/31/14	$24,499,913	$101,824,719	$24,601,850	$27,623,179
	8/31/13	$25,416,860	$39,195,248	$23,740,439	$30,628,476
Total	8/31/14	$24,499,913	$101,824,719	$24,601,850	$27,623,179
	8/31/13	$25,416,860	$39,195,248	$23,740,439	30,628,476

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYT	BNA	BKT
Undistributed ordinary income	$3,384,596	$14,048,854	$3,388,834	$9,391,147
Capital loss carryforwards	(5,935,470)	(160,563,172)	(13,935,671)	(15,439,200)
Net unrealized gains[1]	35,894,670	63,429,489	35,580,135	3,128,666
Qualified late-year loss[2]	—	—	—	(10,422,543)
Total	$33,343,796	$(83,084,829)	$25,033,298	$(13,341,930)

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the realization for tax of unrealized gains investments in passive foreign investment companies, the investment in a wholly owned subsidiary, dividends recognized for tax purposes, the classification of investments and the deferral of compensation to trustees.
[2]	The Trust has elected to defer certain qualified late year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BHK	HYT	BNA	BKT
2015	—	$5,594,580	—	—
2016	—	4,056,597	—	—
2017	$5,935,470	95,246,388	$2,971,033	—
2018	—	55,665,607	10,964,638	—
No expiration date[3]	—	—	—	$15,439,200
Total	$5,935,470	$160,563,172	$13,935,671	$15,439,200

[3]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2014, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:

BHK	HYT	BNA
$4,422,075	$45,974,238	$4,589,943

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYT	BNA	BKT

Tax cost	$561,453,510	$2,328,993,637	$563,020,008	$756,270,127
Gross unrealized appreciation	$40,700,073	$119,249,661	$41,570,516	$29,865,577
Gross unrealized depreciation	(4,963,357)	(60,657,357)	(6,066,398)	(24,891,205)
Net unrealized appreciation	$35,736,716	$58,592,304	$35,504,118	$4,974,372

ANNUAL REPORT	AUGUST 31, 2014	91

Notes to Financial Statements (continued)

8. Borrowings:

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment amount of $798,000,000 for HYT.

Advances will be made by SSB to HYT, at the HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, HYT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if HYT meets certain conditions. The fees associated with the agreement, if any, is included in the Statements of Operations as borrowing costs. Advances to HYT as of August 31, 2014 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2014, the daily weighted average interest rates for HYT with loans under the revolving credit agreements was 0.91%.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BNA and BKT are authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BHK	HYT
2014	—	—
2013	14,416	39,051

Shares issued and outstanding increased 91,181,428 due to the reorganization during the year ended August 31, 2014 for HYT.

Shares issued and outstanding remained constant during the year ended August 31, 2014 and the year ended August 31, 2013 for BNA and BKT.

92	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (concluded)

During the current reporting period, HYT filed an initial registration statement with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which is not yet effective. HYT may not sell any Common Shares in the Shelf Offering until the registration statement filed with the SEC is effective. Under the Shelf Offering, HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above HYT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by HYT in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trusts’ through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

The Trusts paid a net investment income dividend on September 30, 2014 to shareholders of record on September 15, 2014 as follows:

Common Dividend Per Share
BHK	$0.0755
HYT	$0.0755
BNA	$0.0595
BKT	$0.0350

Additionally, the Trusts declared a net investment income dividend on October 1, 2014 payable to shareholders of record on October 15, 2014 for the same amounts noted above.

At a special meeting of shareholders on September 30, 2014, the shareholders of the BHK and BNA approved its respective reorganization. On October 16, 2014, the Manager announced special distributions in connection with the reorganization. BHK and BNA will pay an income distribution on October 31, 2014 to shareholders of record as of October 27, 2014 as follows:

Distribution Per Share
BHK	$0.1700
BNA	$0.1650

At a special meeting of shareholders on September 30, 2014, the reorganization of BKT with and into BHK was not approved by BKT shareholders. Consequently, the reorganization of BKT with and into BHK will not be completed.

ANNUAL REPORT	AUGUST 31, 2014	93

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust,
BlackRock Corporate High Yield Fund, Inc. (formerly known as BlackRock Corporate High Yield Fund VI, Inc.),
BlackRock Income Opportunity Trust, Inc., BlackRock Income Trust, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Trust, BlackRock Income Opportunity Trust, Inc., and BlackRock Income Trust, Inc. (collectively the “Funds”) as of August 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Corporate High Yield Fund, Inc., (collectively with the Funds mentioned above, the “Trusts”) as of August 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Core Bond Trust, BlackRock Income Opportunity Trust, Inc., and BlackRock Income Trust, Inc., the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the years in the five-year period then ended, and the consolidated financial position of BlackRock Corporate High Yield Fund, Inc., as of August 31, 2014, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, on June 6, 2014, the Board of BlackRock Core Bond Trust and the Boards of BlackRock Income Opportunity Trust, Inc., and BlackRock Income Trust, Inc. (each individually, a “Target Fund”) approved the reorganizations of each Target Fund into BlackRock Core Bond Trust (“the Surviving Fund”). As discussed in Note 11, on September 30, 2014, the shareholders of BlackRock Core Bond Trust and BlackRock Income Opportunities Trust, Inc., approved their respective reorganization.

Deloitte & Touche LLP
Boston, Massachusetts
October 24, 2014

94	ANNUAL REPORT	AUGUST 31, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended August 31, 2014.

	Payable Dates	BHK	HYT	BNA	BKT
Interest-Related Dividends for Non-US Residents[1]	September 2013 – January 2014	85.83%	75.19%	84.00%	91.80%
	February 2014 – August 2014	78.02%	72.93%	80.05%	96.26%
Qualified Dividend Income for Individuals	September 2013 – January 2014	—	1.19%	—	—
	February 2014 – August 2014	8.07%	5.60%	8.98%	—
Dividends Qualifying for the Dividend Received Deduction for Corporations	September 2013 – January 2014	—	0.99%	—	—
	February 2014 – August 2014	3.58%	3.23%	6.51%	—
Federal Obligation Interest[2]	September 2013 – August 2014	6.02%	—	5.53%	—
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
ANNUAL REPORT	AUGUST 31, 2014	95

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”), BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Income Trust, Inc. (“BKT” and together with BHK, HYT and BNA, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1, as well as the investment performance of each of

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
96	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (continued)

BHK, BNA and BKT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category, and with respect to BHK, BNA and BKT, the investment performance of the Fund as compared with its respective custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

ANNUAL REPORT	AUGUST 31, 2014	97

Disclosure of Investment Advisory Agreements (continued)

The Board of each of BHK, BNA and BKT noted that for each of the one-, three- and five-year periods reported, its respective Fund’s performance exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK, BNA and BKT.

The Board of HYT noted that for the one-, three- and five-year periods reported, HYT ranked in the first, second and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BHK noted that BHK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BHK’s Expense Peers. BHK’s Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BHK, which was implemented on June 1, 2012. After discussions between the Board of BHK, including the Independent Board Members, and BlackRock, BHK’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which will result in savings to shareholders.

The Board of each of HYT and BKT noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of BNA noted that BNA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to BNA’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

98	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2014	99

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

100	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None

Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None

Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None

Kathleen F. Feldstein 1941	Trustee	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)

James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	AUGUST 31, 2014	101

Officers and Trustees (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)

W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None

[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]  Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]  Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]

Paul L. Audet 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 330 Portfolios	None

Henry Gabbay 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 330 Portfolios	None

[5]  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

102	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Boards.
Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
ANNUAL REPORT	AUGUST 31, 2014	103

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect trustee/director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHK	20,228,799	875,766	0	20,255,029	849,536	0	20,237,030	867,535	0
BNA	25,070,856	2,044,610	0	25,060,735	2,054,731	0	25,065,822	2,049,644	0
BKT	45,954,235	4,539,165	0	46,035,529	4,457,871	0	45,985,101	4,508,299	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BHK	20,235,184	869,381	0
BNA	25,098,245	2,017,221	0
BKT	46,005,939	4,487,461	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	100,486,404	1,881,425	0	88,240,203	14,127,626	0	100,551,424	1,816,405	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	88,179,722	14,188,107	0	100,347,600	2,020,229	0	88,210,381	14,157,448	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	100,482,188	1,885,641	0	100,453,262	1,914,567	0	100,518,696	1,849,133	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
HYT	88,297,842	14,069,987	0	88,258,695	14,109,134	0

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

104	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return on capital. Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	AUGUST 31, 2014	105

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. Each Trust, other than HYT, has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

On June 11, 2014, HYT filed a registration statement with the SEC to issue additional HYT Common Shares through a Shelf Offering, which is not yet effective. HYT may not sell any HYT Common Shares in a Shelf Offering until the registration statement filed with the SEC is effective. This report and the preliminary prospectus are not offers to sell HYT Common Shares and are not solicitations of an offer to buy HYT Common Shares in any jurisdiction where the offers or sales are not permitted. The preliminary prospectus contains more complete information about HYT’s Shelf Offering and should be read carefully before investing. The information in the preliminary prospectus for HYT is not complete and may be amended or changed. A copy of the final prospectus for HYT can be obtained from BlackRock at http:// www.blackrock.com, when available.

106	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2014	107

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/14-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Opportunity Trust, Inc.	$63,338	$61,763	$0	$0	$6,600	$6,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,
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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Income Opportunity Trust, Inc.	$6,600	$6,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Tom Musmanno, Managing Director at BlackRock, and James E. Keenan, Managing Director at BlackRock. Messrs. Musmanno and Keenan are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Musmanno has been a member of the Fund’s portfolio management team since 2012. Mr. Keenan has been a member of the Fund’s portfolio management team since 2007.

Portfolio Manager	Biography
Tom Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.

(a)(2)	As of August 31, 2014:
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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	14	26	17	0	3	4
	$22.78 Billion	$9.92 Billion	$6.06 Billion	$0	$27.56 Million	$586.9 Million
Tom Musmanno	12	14	169	0	2	0
	$8.04 Billion	$4.68 Billion	$48.63 Billion	$0	$1.97 Billion	0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Mr. Keenan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Keenan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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(a)(3)	As of August 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James E. Keenan	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Tom Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track

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the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan and Musmanno have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2014.
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Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
Tom Musmanno	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Opportunity Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Opportunity Trust, Inc.

Date: November 3, 2014

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